As filed with the Securities and Exchange Commission on April 27, 2018

  File No. 333-201920
  File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 4  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 43  ☒

Variable Annuity Account A of
Protective Life

(Exact Name of Registrant)

Protective Life and Annuity Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life and Annuity Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on ___________ pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

Protective Variable Annuity NY II B Series	Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company (the "Contract"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Variable Annuity Account A of Protective Life. If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "Protected Lifetime Income Benefits.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Small Cap Equity Fund, Series II

American Funds Insurance Series®

IS Asset Allocation Fund, Class 4

IS Blue Chip Income and Growth Fund, Class 4

IS Global Growth Fund, Class 4

IS Global Small Capitalization Fund, Class 4

IS Growth Fund, Class 4

IS International Fund, Class 4

IS Bond Fund, Class 4

IS Capital Income Builder® Fund, Class 4

IS Global Growth and Income Fund, Class 4

IS Growth-Income Fund, Class 4

IS US Government/AAA-Rated Securities Fund, Class 4

IS New World Fund®, Class 4

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective Life Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Templeton Developing Markets VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust

Core Fixed Income Fund, Service Class

Global Trends Allocation Fund, Service Class

Growth Opportunities Fund, Service Class

Mid Cap Value Fund, Service Class

Strategic Growth Fund, Service Class

International Equity Insights Fund, Service Class (formerly Strategic International Equity Fund)

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

QS Dynamic Multi-Strategy VIT Portfolio, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Global Fund/VA, SS

Main Street Fund/VA, SS

Government Money Fund/VA

Global Strategic Income Fund/VA, SS

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Small-Cap Fund, Service Class

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract.The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this Prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity NY II B Series Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2018

PRO.PVABNY.05.18

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Administration
     The Funds
     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
     American Funds Insurance Series®
     Clayton Street Trust
     Fidelity® Variable Insurance Products
     Franklin Templeton Variable Insurance Products Trust
     Goldman Sachs Variable Insurance Trust
     Legg Mason Partners Variable Equity Trust
     Lord Abbett Series Fund, Inc.
     Oppenheimer Variable Account Funds
     PIMCO Variable Insurance Trust
     Royce Capital Fund
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
     Surrenders and Withdrawals
THE GUARANTEED ACCOUNT
DEATH BENEFIT
PROTECTED LIFETIME INCOME BENEFITS
     THE SECUREPAY 5 RIDER
     PROTECTIVE INCOME MANAGER (patent pending)
     ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     SecurePay Fee
     Protective Income Manager Fee
     Transfer Fee
     Contract Maintenance Fee
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Date
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
     Death of Annuitant or Owner After Annuity Date
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Withdrawals and Surrenders
     Taxation of Annuity Payments
     Tax Consequences of Protected Lifetime Income Benefits
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     Protected Lifetime Income Benefits
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Distribution
     Selling Broker-Dealers
     Inquiries
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: DEATH BENEFIT CALCULATION EXAMPLES
APPENDIX B: EXAMPLE OF SURRENDER CHARGE CALCULATION
APPENDIX C: EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION
APPENDIX D: CONDENSED FINANCIAL INFORMATION
APPENDIX E: EXAMPLE OF SECUREPAY 5 RIDER
APPENDIX F: EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER
APPENDIX G: PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
APPENDIX H: EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life and Annuity Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office:   Protective Life and Annuity Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life and Annuity Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annual Withdrawal Amount or AWA:   The maximum amount that may be withdrawn from the Contract under the SecurePay 5 rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.

Annuity Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Benefit Election Date:   The date you choose to start your SecurePay Withdrawals.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The Protective Variable Annuity NY II B Series, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value:   Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

Covered Person:   The person or persons upon whose lives the benefits of the SecurePay rider or Protective Income Manager rider, as applicable, are based. There may not be more than two Covered Persons.

DCA:   Dollar cost averaging.

DCA Accounts:   A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Date.

Due Proof of Death:   Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Excess Withdrawals:   Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under one of the Protected Lifetime Income Benefits.

Fixed Account:   A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Maximum Annuity Date:   The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

Monthly Anniversary Date:   The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Optimal Withdrawal Amount:   The maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Prohibited Allocation Instruction:   An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain one of the Protected Lifetime Income Benefits. If we receive a Prohibited Allocation Instruction, we will terminate your Protected Lifetime Income Benefits.

Protected Lifetime Income Benefits:   The optional SecurePay 5 and Protective Income Manager benefits offered with the Contract.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Quarterly Anniversary:   The same month and day as the Contract Issue Date in each calendar quarter prior to the Annuity Date. If any Quarterly Anniversary is not a Valuation Date, we will calculate the SecurePay Highest Quarterly Value as of the next Valuation Period. If, however, a Quarterly Anniversary does not occur during a month, then we will calculate that quarterly value as of the prior Valuation Date.

Rider Issue Date:   The date a Protected Lifetime Income Benefit rider is issued.

Sub-Account:   A separate division of the Variable Account.

Valuation Date:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments(1)	None
Maximum Surrender Charge (as % of amount surrendered)(2)	7%
Transfer Fee(1)	$25
SecurePay Medical Evaluation Fee(3)	$300
Premium Tax(4)	0.0%

(1) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See "CHARGES AND DEDUCTIONS.")

(2) The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Surrender Charge, Determining the Surrender Charge.")

(3) Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay 5 rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. See "SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4) New York does not currently impose premium taxes on variable annuities.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$30

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

Mortality and Expense Risk Charge	1.20%
Administration Charge	0.10%
Total Variable Account Annual Expenses (excluding optional benefit charges)	1.30%

Optional Benefit Charges

Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date(2) (3)	0.20%
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date) (available on Contracts issued on or after May 1, 2016)(3)(4)	0.25%
Protected Lifetime Income Benefits(5)SecurePay 5 Rider Fee(6) (as an annualized percentage of the Benefit Base(7) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay 5 rider at Contract Purchase	2.00%	1.20%
Purchase of SecurePay 5 rider under RightTime	2.20%	1.30%

Protective Income Manager Fee (as an annualized percentage of Contract Value, beginning with the 1st Monthly Anniversary Date following election of the rider)(3)(8)
	Maximum	Current
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.20%
Purchase of the Protective Income Manager rider under RightTime	2.20%	1.30%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See "CHARGES AND DEDUCTIONS.")

(2) The Maximum Anniversary Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner's 80th birthday. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "Charges and Deductions, Death Benefit Fee" sections of this Prospectus.

(3) If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit. (See "Protective Income Manager"). You may not change your death benefit selection after your Contract is issued.

(4) The Maximum Quarterly Value Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest quarterly value of the Contract before the Owner's 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "CHARGES AND DEDUCTIONS, Death Benefit Fee" sections of this Prospectus.

(5) You may not purchase both the SecurePay 5 rider and the Protective Income Manager rider.

(6) We will give you at least 30 days' written notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay 5 rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base. See "THE SECUREPAY 5 RIDER" in this Prospectus.

(7) The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay 5 rider. On the Rider Issue Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay 5 rider, the Benefit Base and how it is calculated, please see "THE SECUREPAY 5 RIDER" in this Prospectus.

(8) The Protective Income Manager fee is a percentage of the greater of (i) the Contract Value on the fee calculation date; or (ii) the Contract Value on the later of the Contract Issue Date or the most recent Reset Date. For more detailed information about the fee increases, see "Protective Income Manager (patent pending), Increase in Protective Income Manager Fee" in this Prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2017. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	0.35%	-	1.71%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Annual Expenses (mortality and expense risk charge, administration charge, and any optional rider charges), and both maximum and minimum Total Annual Fund Operating Expenses.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

  The first example assumes that you purchased the SecurePay 5 rider with RightTime at the maximum and current rider fees.
  The second example assumes that you have not purchased either the Protective Income Manager rider or the SecurePay 5 rider.
  The examples also assume that the Maximum Quarterly Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees.
  If you purchased the SecurePay 5 rider under RightTime:

    If you surrender the Contract at the end of the applicable time period:

      reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$1197	$2267	$3288	$6124
Minimum Fund Expense	$1076	$1911	$2702	$5012

      reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$1113	$2007	$2838	$5140
Minimum Fund Expense	$991	$1647	$2240	$3970

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

      reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$572	$1743	$2948	$6124
Minimum Fund Expense	$443	$1365	$2337	$5012

      reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$482	$1467	$2480	$5140
Minimum Fund Expense	$352	$1084	$1855	$3970

  If you have not purchased either the SecurePay 5 rider or Protective Income Manager rider:

    If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$992	$1637	$2199	$3746
Minimum Fund Expense	$870	$1269	$1579	$2482

      If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$353	$1074	$1813	$3746
Minimum Fund Expense	$223	$683	$1167	$2482

    (*) You may not annuitize your Contract within 1 year of the Issue Date. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Date.

    Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

    SUMMARY

    The Contract

    What is the Protective Variable Annuity NY II B Series Contract?

    The Protective Variable Annuity NY II B Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.")

    What are the Company's obligations under the Contract?

    The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

    It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    How may I purchase a Contract?

    Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

    Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

    What are the Purchase Payments?

    The minimum amount that Protective Life will accept as an initial Purchase Payment is $25,000 ($5,000 without the Protective Income Manager rider or the SecurePay 5 rider). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. If you purchase the SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract.

    If you purchase the SecurePay 5 rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "SecurePay 5"). If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date. We reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

    Can I cancel the Contract?

    You have the right to return the Contract within 10 days after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value, which may be more or less than the Purchase Payments. (See "Right to Cancel.")

    Can I transfer amounts in the Contract?

    Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.

    No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

    After the Annuity Date, if you have selected Variable Income Payments, you may transfer amounts among the Sub-Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

    We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved. If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.")

    For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers".

    Can I surrender the Contract?

    Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2, and surrender charges may apply. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

    Can I withdraw my money from the Contract?

    Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "ANNUITY PAYMENTS — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.") If you purchase the SecurePay 5 or Protective Income Manager rider, special withdrawal rules apply, especially on or after the Benefit Election Date. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    What happens when the Owner dies?

    In the event of the Owner's death, all automatic transfer programs under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. (See "Dollar Cost Averaging" and "Portfolio Rebalancing.")

    Is there a death benefit?

    If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. (See "DEATH BENEFIT.")

    The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Quarterly Value Death Benefit (which became available for Contracts issued on or after May 1, 2016) or the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. See "CHARGES AND DEDUCTIONS, Death Benefit Fee."

    If you choose the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit, you cannot purchase the Protective Income Manager rider. (See "Protective Income Manager.")

    What charges do I pay under the Contract?

    We assess a surrender charge if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year if we determine, in our sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers". We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, SecurePay 5 and Protective Income Manager riders.

    The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

    (See the "FEES AND EXPENSES" tables preceding this Summary and the "CHARGES AND DEDUCTIONS" section later in this Prospectus.)

    What is the SecurePay 5 Rider?

    The SecurePay 5 rider guarantees the right to make withdrawals based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance. You may select the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases, or "roll-ups", in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

    Note: We do not accept Purchase Payments after the Benefit Election Date. Also, effective on or after March 1, 2016, we do not accept Purchase Payments received two years or more after the Rider Issue Date. Accordingly, you may not make Purchase Payments after the Benefit Election Date, or two years or more after the Rider Issue Date, whichever comes first.

    Under the SecurePay 5 rider, withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA. All withdrawals, including SecurePay Withdrawals, will reduce the Contract Value and the death benefit under the Contract.

    Under the SecurePay 5 rider your options for allocating Purchase Payments and Contract Value will be restricted, because you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. These Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay 5 rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

    We charge an additional fee if you purchase the SecurePay 5 rider. If you elect the rider, you will begin paying this fee as of the date the SecurePay 5 rider is issued. You may not cancel the SecurePay 5 rider for the first ten years following the date of its issue. To purchase the SecurePay 5 rider, the youngest Owner and Annuitant must be age 60 or older and the oldest Owner and Annuitant must be age 85 or younger on the Rider Issue Date.

    (See "THE SECUREPAY 5 RIDER.")

    What is the Protective Income Manager Rider (patent pending)?

    The Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to those Protective Income Manager Withdrawals, poor market performance, or both. The rider also provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. The Protective Income Manager rider is specifically designed for you to withdraw all of your Contract Value systematically by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount"). You may select the Protective Income Manager rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements.

    Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Protective Income Manager — Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

    Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

    If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted because you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios. The Allocation Guidelines and Restrictions, as well as the inclusion of managed volatility funds among the Investment Options, are designed to limit the volatility of your investment allocations, and the risk that we assume by offering Protective Income Manager. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

    We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.

    The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. The Protective Income Manager technology and know-how are the proprietary and patent-pending intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "Protective Income Manager."

    What is the RightTime Option?

    You may elect a Protected Lifetime Income Benefit rider at the time you purchase your Contract, or you may purchase the rider later under our RightTime option so long as you satisfy the rider's issue requirements and the rider is still available for sale. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher for the SecurePay rider (0.10% for the Protective Income Manager rider) if you exercise the RightTime option to elect the rider than if you elect the rider when you purchase your Contract. See "PROTECTED LIFETIME INCOME BENEFITS."

    What Annuity Options are available?

    Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS.")

    Is the Contract available for qualified retirement plans?

    You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

    Where may I find financial information about the Sub-Accounts?

    You may find financial information about the Sub-Accounts in Appendix D to this Prospectus and in the Statement of Additional Information.

    Other contracts

    We issue other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their sub-accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

    Federal Tax Status

    Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters").

    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

    Protective Life and Annuity Insurance Company

    The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of the Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2017, PLC had total assets of approximately $79.6 billion. Protective Life and Annuity Insurance Company ("Protective Life") was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 47 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity insurance products. The Company's statutory assets for fiscal year ending in 2017 were approximately $2.1 billion.

    The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    Variable Annuity Account A of Protective Life

    The Variable Annuity Account A of Protective Life, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Administration

    Pursuant to an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

    The Funds

    The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the investment companies listed below.

Fund	Fund Manager/ Investment Adviser	Subadvisor(s)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
American Funds Insurance Series	Capital Research and Management Company
Clayton Street Trust	Janus Capital Management LLC
Fidelity Variable Insurance Products	Fidelity Management and Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc. (Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund)

    Franklin Advisory Services, LLC (Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund)

    Franklin Mutual Advisers, LLC(Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund and Franklin Strategic Income VIP Fund)

    Templeton Investment Counsel, LLC(Templeton Foreign VIP Fund)

    Templeton Global Advisors Limited (Templeton Growth VIP Fund)

Templeton Asset Management Ltd. (Templeton Developing Markets VIP Fund)
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC

    Shares of the Funds are offered only to:

      the Variable Account;
      other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
      separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
      certain qualified retirement plans.

    For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

    Invesco V.I. American Value Fund, Series II Shares

    This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

    Invesco V.I. Comstock Fund, Series II Shares

    This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Invesco V.I. Equity and Income Fund, Series II Shares

    This Fund's investment objectives are both capital appreciation and current income.

    Invesco V.I. Growth and Income Fund, Series II Shares

    This Fund's investment objective is to seek long-term growth of capital and income.

    Invesco V.I. Mid Cap Growth Fund, Series II Shares

    This Fund's investment objective is to seek capital growth.

    Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

    The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

    Invesco V.I. Government Securities Fund, Series II Shares

    The Fund's investment objective is total return, comprised of current income and capital appreciation.

    Invesco V.I. Global Real Estate Fund, Series II Shares

    This Fund's investment objective is total return through growth of capital and current income.

    Invesco V.I. International Growth Fund, Series II Shares

    This Fund's investment objective is long-term growth of capital.

    Invesco V.I. Small Cap Equity Fund, Series II Shares

    The Fund's investment objective is long-term growth of capital.

    American Funds Insurance Series®

    IS Asset Allocation Fund, Class 4

    The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

    IS Blue Chip Income and Growth Fund, Class 4

    The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

    IS Global Growth Fund, Class 4

    The Fund's investment objective is to provide long-term growth of capital.

    IS Global Small Capitalization Fund, Class 4

    The Fund's investment objective is to provide long-term growth of capital.

    IS Growth Fund, Class 4

    The Fund's investment objective is to provide growth of capital.

    IS International Fund, Class 4

    The Fund's investment objective is to provide long-term growth of capital.

    IS Bond Fund, Class 4

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

    IS Capital Income Builder® Fund, Class 4

    The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.

    IS Global Growth and Income Fund, Class 4

    The Fund’s investment objective is to provide long-term growth of capital while providing current income.

    IS Growth-Income Fund, Class 4

    The Fund’s investment objectives are to achieve long-term growth of capital and income.

    IS US Government/AAA-Rated Securities Fund, Class 4

    The Fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

    IS New World Fund®, Class 4

    The Fund's investment objective is long-term capital appreciation.

    Clayton Street Trust

    Protective Life Dynamic Allocation Series- Conservative Portfolio

    This Fund seeks total return through income and growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Growth Portfolio

    This Fund seeks total return through growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Moderate Portfolio

    This Fund seeks total return through growth of capital and income, balanced by capital preservation.

    Fidelity® Variable Insurance Products

    VIP Contrafund® Portfolio, Service Class 2

    This Fund seeks long-term capital appreciation.

    VIP Index 500 Portfolio, Service Class 2

    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

    VIP Investment Grade Bond Portfolio, Service Class 2

    This Fund seeks as high a level of current income as is consistent with the preservation of capital.

    VIP Mid Cap Portfolio, Service Class 2

    This Fund seeks long-term growth of capital.

    Franklin Templeton Variable Insurance Products Trust

    Franklin Flex Cap Growth VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

    Franklin Income VIP Fund, Class 2

    This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

    Franklin Rising Dividends VIP Fund, Class 2

    This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

    Franklin Small Cap Value VIP Fund, Class 2

    This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

    Franklin Small-Mid Cap Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

    Franklin Strategic Income VIP Fund, Class 2

    This Fund seeks a high level of current income, with capital appreciation over the long-term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

    Franklin U.S. Government Securities VIP Fund, Class 2

    This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

    Franklin Mutual Global Discovery VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, this Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Franklin Mutual Shares VIP Fund, Class 2

    This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Templeton Foreign VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

    Templeton Developing Markets VIP Fund, Class 2

    This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

    Templeton Global Bond VIP Fund, Class 2

    This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

    Templeton Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

    Goldman Sachs Variable Insurance Trust

    Core Fixed Income Fund, Service Class

    This Fund seeks total return consisting of capital appreciation and income that exceeds the benchmark.

    Global Trends Allocation Fund, Service Class

    This Fund seeks total return while seeking to provide volatility management.

    Growth Opportunities Fund, Service Class

    This Fund seeks long-term growth of capital.

    Mid Cap Value Fund, Service Class

    This Fund seeks long-term capital appreciation.

    Strategic Growth Fund, Service Class

    This Fund seeks long-term growth of capital.

    International Equity Insights Fund, Service Class (formerly Strategic International Equity Fund)

    This Fund seeks to achieve long-term growth of capital.

    Legg Mason Partners Variable Equity Trust

    ClearBridge Variable Mid Cap Portfolio, Class II

    This Fund seeks long-term growth of capital.

    ClearBridge Variable Small Cap Growth Portfolio, Class II

    This Fund seeks long-term growth of capital.

    QS Dynamic Multi-Strategy VIT Portfolio, Class II

    The Fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective.

    Lord Abbett Series Fund, Inc.

    Fundamental Equity Portfolio, Value Class

    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

    Calibrated Dividend Growth Portfolio, Value Class

    The Fund's investment objective is to seek current income and capital appreciation.

    Bond-Debenture Portfolio, Value Class

    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

    Growth Opportunities Portfolio, Value Class

    The Fund's investment objective is capital appreciation.

    Mid-Cap Stock Portfolio, Value Class

    The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

    Oppenheimer Variable Account Funds

    Capital Appreciation Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Global Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Main Street Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Government Money Fund/VA

    This Fund seeks income consistent with stability of principal.

    You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

    Global Strategic Income Fund/VA, Service Shares

    This Fund seeks total return.

    PIMCO Variable Insurance Trust

    All Asset Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Global Diversified Allocation Portfolio, Advisor Class

    The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.

    Long-Term US Government Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Low Duration Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Real Return Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Short-Term Portfolio, Advisor Class

    This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

    Total Return Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Royce Capital Fund

    Small-Cap Fund, Service Class

    This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your financial advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Selection of Funds

    We select the Funds offered through the Contracts based on several criteria, including the following:

      asset class coverage,
      the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
      performance,
      the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

    Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

    Asset Allocation Model Portfolios

    Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

    Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.

    Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.

    The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

    The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not reallocate your Contract Value or change the allocations of your future Purchase Payments in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing. If you have elected either the SecurePay 5 or the Protective Income Manager living benefit, your new allocation instructions must meet the current Allocation Guidelines and Restrictions for the living benefit, and we will rebalance your Contract Value at the time we receive your new allocation.

    The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

      Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income, large-cap value and mortgages.
      Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap value, international equity and large-cap growth.
      Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap value, and large-cap growth.
      Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in international equity, large-cap value, large-cap growth and mid-cap stocks.

    Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

    Certain Payments We Receive with Regard to the Funds

    We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for the services provided and expenses incurred by us (and our affiliates) in promoting, marketing and administering the Contracts, and in our role as intermediary to, the Funds. We (and our affiliates) may profit from these payments.

    12b-1 Fees.  We and our affiliate, IDI, the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

    Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
American Funds Insurance Series	0.25%
Clayton Street Trust	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
PIMCO Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%

    Payments From Advisers and/or Distributors.  As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

    Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

    For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF THE CONTRACTS."

    Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

    If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

    DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered.

    The Contract

    The Protective Variable Annuity NY II B Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.

    Use of the Contract in Qualified Plans

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

    Parties to the Contract

    Owner

    The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of all Owners via the internet and only to transfer Contract Value among and/or between Sub-Accounts. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

    The Owner of this Contract may be changed by Written Notice provided:

      each new Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit was selected) is after the Issue Date; and
      each new Owner's 95th birthday is on or after the Annuity Date.

    For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.") If you select the SecurePay 5 rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    Beneficiary

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.

    Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

    Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay 5 rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    Annuitant

    The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select the SecurePay 5 rider or the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS.")

    Payee

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

    Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract, for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

    Purchase Payments

    We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $25,000 ($5,000 without the Protective Income Manager rider or the SecurePay 5 rider). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.

    If you select the SecurePay 5 rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date. (See "THE SECUREPAY 5 RIDER.") If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date.

    Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

    We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contracts or riders under the Contracts. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contracts. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect.

    If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. (See "QUALIFIED RETIREMENT PLANS."). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

    Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals".) If you purchase the SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. Upon receipt of Due Proof of Death of the Owner, the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. (See "Protective Income Manager.") If you have the automatic purchase payment plan, and you elect the Protective Income Manager rider under RightTime, we will terminate your automatic purchase payment plan.

    We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

    Right to Cancel

    You have the right to return the Contract within 10 days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time.

    For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Oppenheimer Government Money Fund/VA Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

    Allocation of Purchase Payments

    Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.")

    Variable Account Value

    Sub-Account Value

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

    Determination of Accumulation Units

    Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

      surrenders and applicable surrender charges;
      withdrawals and applicable surrender charges;
      automatic withdrawals and applicable surrender charges;
      transfer from a Sub-Account and any applicable transfer fee;
      payment of a death benefit claim;
      application of the Contract Value to an Annuity Option; and
      deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee.

    Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. The deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee results in the cancellation of Accumulation Units without notice or instruction. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.

    Determination of Accumulation Unit Value

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

    Net Investment Factor

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

      is the result of:
        the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
      is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
      is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

    Transfers

    Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period. Accordingly, transfer requests received in "good order" at our Administrative Office before the end of a Valuation Period are processed at the price determined as of the end of the Valuation Period on the day the requests are received; transfer requests received at our Administrative Office after the end of a Valuation Period are processed at the price determined as of the end of the next Valuation Period. A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

    After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

    In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death at our Administrative Office.

    A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus.

    Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”

    How to Request Transfers

    Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

    Reliability of Communications Systems

    The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us at our Administrative Office.

    Limitations on Transfers

    We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.

    Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

    Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

    Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

    Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

    When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

      Increased brokerage, trading and transaction costs;
      Disruption of planned investment strategies;
      Forced and unplanned liquidation and portfolio turnover;
      Lost opportunity costs; and
      Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

    In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

    We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

    When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

    In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

    Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

    We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

    Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

    Dollar Cost Averaging

    Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    DCA transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner's current dollar cost averaging instructions.

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.

    In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    If you select the SecurePay 5 rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Account only; your dollar-cost averaging transfers from these Accounts must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select the SecurePay 5 rider or the Protective Income Manager rider. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

    Transfers from the DCA Accounts.  If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated. Currently, you may establish monthly transfers of equal amounts of Contract Value from DCA Account 1 monthly for a minimum of three to a maximum of six months and from the DCA Account 2 for a minimum of seven to a maximum of twelve months.

    From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. At times, the Company may credit a higher annual rate of interest to the balance held in DCA Account 2 than the balance held in DCA Account 1. Dollar cost averaging transfers will be made monthly. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

    The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

    We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

    Transfers from the Fixed Account.  You may also establish dollar-cost averaging transfers from the Fixed Account. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months; there is no maximum transfer period. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

    Portfolio Rebalancing

    Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. See, ”DEATH BENEFIT – Payment of the Death Benefit”.

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

    Surrenders and Withdrawals

    At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under the SecurePay 5 rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals under the Contracts. (See "Charges and Deductions".) A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "Suspension or Delay in Payments.") A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

    Surrenders

    At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

    Withdrawals

    At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in Good Order and we will notify you that we will not process your request. Please note that if you select the SecurePay 5 rider or the Protective Income Manager rider special withdrawal rules apply. (See "Protected Lifetime Income Benefits.")

    You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

    You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

    Signature Guarantees

    Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

    Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

    An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

    A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

    Surrender Value

    The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See "Charges and Deductions — Surrender Charge (Contingent Deferred Sales Charge).")

    Cancellation of Accumulation Units

    Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

    Surrender and Withdrawal Restrictions

    The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

    Automatic Withdrawals

    Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. To participate in the plan you must have:

      made an initial Purchase Payment of at least $5,000 ($25,000 if the Protective Income Manager rider was purchased); or
      a Contract Value as of the previous Contract Anniversary of at least $5,000.

    The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments.") There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Surrenders and Withdrawals.")

    When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.

    There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select the SecurePay 5 rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. The automatic withdrawal plan is not available if you purchase the Protective Income Manager rider.

    Note: If you purchase the SecurePay 5 rider, however, you should consider whether to elect an automatic withdrawal plan, keeping in mind that any withdrawals taken before the Benefit Election Date will proportionately reduce the rider’s Benefit Base, which is used to determine the amount of the SecurePay withdrawals available to you, in the same proportion that each withdrawal reduces the Contract Value on the date of the withdrawal. Automatic withdrawals will ultimately reduce the value of the SecurePay withdrawals available to you. See “PROTECTED LIFETIME INCOME BENEFITS (‘SECUREPAY 5 RIDER’) – Calculating the Benefit Base before the Benefit Election Date.”

    THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this Prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. Current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

    Our General Account

    The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

    The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.

    Our audited financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

    You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

    The Fixed Account

    You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

    The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    If you elect the SecurePay 5 rider or the Protective Income Manager rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

    The DCA Accounts

    DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

    The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

    Guaranteed Account Value

    Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

      Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
      interest credited to the Guaranteed Account; minus
      amounts transferred out of the Guaranteed Account including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

    DEATH BENEFIT

    If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

    We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

    Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

    Payment of the Death Benefit

    The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

    If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire Contract Value must be distributed under one of the following options:

      the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

    If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each beneficiary's portion of the claim is established as of date we receive that beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instruction. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Account will be subject to the investment performance of the underlying Funds, and may increase or decrease in value.

    Automatic Transfers Upon the Death of the Owner. In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the dollar cost averaging and portfolio rebalancing programs, subject to the requirements governing those programs described in this Prospectus. Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner's death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See, "DEATH BENEFIT-Payment of the Death Benefit"

    Continuation of the Contract by a Surviving Spouse

    In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner.

      the surviving spouse's age on the Contract Issue Date would not have prevented her or his purchase of the Contract on that date;
      the surviving spouse's age on either the Contract Issue Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
      the Maximum Annuity Date on the requested continuation date is on or after the Annuity Date in effect on the deceased spouse's date of death, unless we agree otherwise.

    The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received Due Proof of Death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (1) or (2) described above under "Payment of the Death Benefit."

    A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

    The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner must surrender the Contract within 5 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death.

    U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

    If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

    Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Protected Lifetime Income Benefit riders. If state law affords legal recognition to domestic partnerships or civil unions, the riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the riders. However, as described above, for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the riders' benefit while the surviving Beneficiary is still alive.

    In addition, if the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

    An individual who is a party to a civil union or a domestic partnership should not purchase a Protected Lifetime Income Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Protected Lifetime Income Benefit rider is suitable for his or her needs.

    Selecting a Death Benefit

    This Contract offers three different death benefits: (1) the Return of Purchase Payments Death Benefit, (2) the Maximum Anniversary Value Death Benefit, and (3) the Maximum Quarterly Value Death Benefit. These death benefits are described more completely below.

    You must determine the type of death benefit you want when you apply for your Contract. If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit. (See “Protective Income Manager”). You may not change your death benefit selection after your Contract is issued.

    The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

    You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the three death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit or the Maximum Quarterly Value Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

    Return of Purchase Payments Death Benefit

    The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under the SecurePay 5 rider or the Protective Income Manager rider); provided, however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

    For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

    Optional Maximum Anniversary Value Death Benefit

    If you select the Maximum Anniversary Value Death Benefit, you cannot purchase the Protective Income Manager rider.

    At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

    We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

      the Contract Value on that Contract Anniversary; plus
      all Purchase Payments since that Contract Anniversary; minus an adjustment for each withdrawal (including any withdrawal made under the SecurePay 5 rider) since that Contract Anniversary.

    The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

    The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided, however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

    It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

    Suspension of Maximum Anniversary Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

    Maximum Anniversary Value Death Benefit Fee

    We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

    Optional Maximum Quarterly Value Death Benefit

    If you select the Maximum Quarterly Value Death Benefit, you cannot purchase the Protective Income Manager rider.

    At the time of application, you may select the Maximum Quarterly Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

    We will determine a quarterly value for each Quarterly Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each quarterly value is equal to the sum of:

      the Contract Value on that Quarterly Anniversary; plus
      all Purchase Payments since that Quarterly Anniversary; minus an adjustment for each withdrawal (including any withdrawal made under the SecurePay 5 rider) since that Quarterly Anniversary.

    The adjustment for each withdrawal since the relevant Quarterly Anniversary is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Quarterly Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

    The Maximum Quarterly Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest Quarterly Anniversary value attained prior to the older Owner's 80th birthday; provided, however, that the Maximum Quarterly Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Quarterly Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Quarterly Value Death Benefit.

    If, as a result of poor market performance, your Contract Value does not increase, it is possible that, at the time of an Owner's death, the Maximum Quarterly Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Quarterly Value Death Benefit before you decide whether the Maximum Quarterly Value Death Benefit is right for you.

    Suspension of Maximum Quarterly Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Quarterly Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Quarterly Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Quarterly Value Death Benefit.

    Maximum Quarterly Value Death Benefit Fee

    We assess a fee for the Maximum Quarterly Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

    Important Considerations for Choosing a Death Benefit

    Under the Optional Maximum Quarterly Value Death Benefit, we calculate the anniversary values used in determining the greatest Quarterly Anniversary value on each Quarterly Anniversary prior to the older Owner’s 80th birthday. As noted above, the death benefit equals the greatest of: (1) the Contract Value, (2) aggregate Purchase Payments less adjustment for withdrawals or (3) the greatest Quarterly Anniversary value.

    We use a substantially similar formula to calculate the death benefit under the Maximum Anniversary Value Death Benefit. However, the anniversary values used in determining the Maximum Anniversary Value Death Benefit are calculated less frequently, on each Contract Anniversary.

    By choosing the Optional Maximum Quarterly Value Death Benefit, an Owner will increase the number of times per Contract Year that the value of the death benefit payable under the Contract is calculated. As a result, the value of the death benefit may be less affected by a large short term decline in Contract Value. Owners who are concerned about short term downward volatility in their Contract Value may therefore want to consider selecting the Optional Maximum Quarterly Value Death Benefit. By calculating anniversary values quarterly, rather than annually, the Optional Maximum Quarterly Value Death Benefit uses a larger number of anniversary values to determine the greatest Quarterly Anniversary value used to determine the death benefit. This increases the potential for a higher Quarterly Anniversary value, and in turn, the potential for a higher death benefit. At the same time, it may limit the impact of a lower Contract Anniversary value and corresponding lower death benefit.

    Escheatment of Death Benefit

    Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

    PROTECTED LIFETIME INCOME BENEFITS

    If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional protected lifetime income benefit riders — the SecurePay 5 and the Protective Income Manager riders. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

    The features and guarantees these riders provide differ. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, if you purchase one protected lifetime income rider, the other rider will no longer be available to you, even if the rider you purchase later terminates. Therefore, before you select a protected lifetime income rider, you should carefully compare both and consult your sales representative to determine which rider (if any) best suits your needs.

    The primary distinctions between the SecurePay 5 rider and the Protective Income Manager rider are as follows:

	SecurePay 5	Protective Income Manager (patent pending)
Rider Objective

    To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero. Withdrawals under the Contract will reduce Contract Value. However, the annual withdrawals under the SecurePay 5 rider are not designed to deplete Contract Value by any specific attained age.

    This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.

    To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.

    This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

Investment Restrictions

    In order to maintain your SecurePay 5 rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocations Guidelines and Restrictions that are designed to limit our risk under the rider. The Allocation Guidelines and Restrictions are the same for each rider, although they may differ in the future.

    In order to maintain your rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocations Guidelines and Restrictions that are designed to limit our risk under the rider. The Allocation Guidelines and Restrictions are the same for each rider, although they may differ in the future.

Death Benefit

    The Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit and the Return of Purchase Payments Death Benefit are available.

    The death benefit value under SecurePay 5 may remain higher than under the Protective Income Manager rider because withdrawal amounts under SecurePay 5 will likely be lower than under Protective Income Manager and therefore will reduce the death benefit more slowly.

    Only the Return of Purchase Payments Death Benefit is available.

    Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay 5 rider is elected.

Withdrawal Amount	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions. The rider is designed to provide consistent withdrawal amounts each year.

    Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

    The rider is designed to provide potentially higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

Purchase Payments	You cannot make Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date.	You may not make Purchase Payments more than 120 days after the Rider Issue Date.
Fee (for rider as currently offered)	2.00% maximum, 1.20% current (2.20% maximum, 1.30% current under RightTime) (as a percentage of the Benefit Base).

    2.00% maximum, 1.20% current (2.20% maximum, 1.30% current under RightTime option) (as a percentage of the greater of: (1) the Contract Value on the fee calculation date; or (2) the Contract Value on the later of the Contract Issue Date or the most recent Reset Date).

Eligibility	You must be at least 60 and no older than 85 to select the SecurePay 5 rider.	You must be between the ages of 60 and 80 to elect the rider.
Availability

    You may purchase the SecurePay 5 rider at the time you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.

    You may purchase the Protective Income Manager rider at the time you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person.

    Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

    THE SECUREPAY 5 RIDER

    In general, the SecurePay 5 rider guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions of the rider. Withdrawals from your Contract before the Benefit Election Date, and Excess Withdrawals on or after the Benefit Election Date, reduce the Benefit Base. (For more information regarding the effect of withdrawals and Excess Withdrawals on the Benefit Base, see "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date.") In order to maintain your SecurePay 5 rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases in your Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

    Under the SecurePay 5 rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

    You may purchase the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay 5 Rider."

    SecurePay 5 does not guarantee Contract Value or the performance of any Investment Option.

    Important Considerations

      If you purchase the SecurePay 5 rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits".
      You may not make any additional Purchase Payments two years or more after the date the rider is issued (the "Rider Issue Date"), or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
      Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.
      On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.

    The ways to purchase the SecurePay 5 rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

    You should not purchase the SecurePay 5 rider if:

      you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or
      you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or
      you do not expect to take SecurePay Withdrawals (especially before the age of 95).

    Appendix E demonstrates the operation of the SecurePay 5 rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay 5 suits your needs.

    Purchasing the Optional SecurePay 5 Rider

    You may purchase the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider's age requirements. The Owner (or older Owner) or Annuitant must be age 85 or younger and the youngest Owner and Annuitant must be age 60 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant.

    Important Considerations:

      You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.
      You may not cancel the SecurePay 5 rider during the ten years following the Rider Issue Date.
      We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.
      You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits").
      Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.
      You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

    Allocation Guidelines and Restrictions

    In order to maintain your SecurePay 5 rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay 5 rider. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

    Designating the Covered Person(s)

    The Covered Person is the person upon whose life the SecurePay 5 rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

      If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).
      Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.
      Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).
      The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

    Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Spousal Continuation" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

    Selecting Your Coverage Option.  If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. See, "Continuation of the Contract by a Surviving Spouse."	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/ Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. See, "Continuation of the Contract by a Surviving Spouse."	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.

    Changing Beneficiaries — Single Owner with Joint Life Coverage.  After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Spousal Continuation" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

    Beginning Your SecurePay Withdrawals

    You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

      Even though your SecurePay 5 rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

    You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

      All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.
      You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
      We do not calculate the 5.0% "roll-up" feature of the SecurePay 5 rider — the SecurePay Rollup Value — on or after the Benefit Election Date. See "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date."
      You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.
      Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

    Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

    Important Considerations

      All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."
      All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrenders and Withdrawals, Withdrawals," and "Taxation of Withdrawals and Surrenders."

    The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay 5 rider if you intend to take Excess Withdrawals.

      Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).
      Excess Withdrawals may result in a significantly lower AWA in the future.
      Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

    If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

    Determining the Amount of Your SecurePay Withdrawals

    The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in "good order" by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage". The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

    Maximum Withdrawal Percentage

    Under the SecurePay 5 rider, we determine the Maximum Withdrawal Percentage based on the following chart:

Age of (Younger) Covered Person on the Benefit Election Date	Withdrawal Percentage (One Covered Person)	Withdrawal Percentage (Two Covered Persons)
at least 59-1/2 but less than 65 years old	5.00%	4.50%
at least 65 but less than 70 years old	5.00%	4.50%
at least 70 but less than 75 years old	5.00%	4.50%
75 years old or more	5.00%	4.50%

    Under certain circumstances, we may increase your AWA. See "SecurePay ME®: Increased AWA for Certain Medical Conditions" and "Required Minimum Distributions." In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See "Reduction of Contract Value to Zero.")

    Calculating the Benefit Base Before the Benefit Election Date

    The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

    Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

    Under the SecurePay 5 rider, your initial Benefit Base is equal to your initial Purchase Payment.

    Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.

    Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

    On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Issue Date. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.

    The SecurePay 5 "Roll-up".

    The SecurePay 5 rider is also designed to provide for potential increases in your Benefit Base of up to 5.0% (the "roll-up percentage") each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

    Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

    This means that when calculating the Benefit Base before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

      the Benefit Base on that Contract Anniversary;

        the SecurePay Anniversary Value on that Contract Anniversary; or

          the SecurePay Roll-up Value, which is equal to:

            the most recently calculated Benefit Base prior to that Contract Anniversary; plus the "roll-up" amount, which is equal to:

                if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 5.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

                We will also include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $7,500 (($50,000 + $100,000) x 5.0%).

                if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

                We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

          Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll- up Value (because your Contract Value is generally increasing by more than 5.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

          When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 5.0% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

          Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

          On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 5.0% of $100,000 = $5,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $500, the reduced "roll-up" amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.

          We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

            the Benefit Base on that Contract Anniversary ($90,000);
            the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or
            the SecurePay Roll-up Value ($94,500)

          We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

          Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000 ($100,000 + $5,000 (the 5.0% "roll-up" amount)).

          Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

          The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

          However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 5 rider terminates (see "Terminating the SecurePay 5 Rider") — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 5 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 5 rider until the SecurePay 5 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

          Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 5 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

          Note: Once you establish your Benefit Election Date, we no longer calculate the SecurePay Roll-up Value. See "Calculating the Benefit Base On or After the Benefit Election Date." Therefore, once you reach your Benefit Election Date you will no longer receive any additional value from the "Roll-up" feature of the SecurePay 5 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals". You should carefully weigh the advantages of the SecurePay Roll-up Value with the disadvantages of delaying taking SecurePay Withdrawals.

          Calculating the Benefit Base On or After the Benefit Election Date

          We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

          We will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

          SecurePay Withdrawals

          SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

          If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

          Important Consideration

          SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

          For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

          We do not impose a surrender charge on any SecurePay Withdrawals.

          Excess Withdrawals

          During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

          An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

            If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable surrender charge.
            If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable surrender charge, bears to the Contract Value minus the SecurePay Withdrawal.

          For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e., your AWA is $5,000), your Contract Value is $110,000, and no surrender charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

          However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

          The examples above do not include the effect of any surrender charges that may be applicable.

          We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.

          Reduction of Contract Value to Zero

          If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

            We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;
            We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and
            On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. Please note that we may accept different payment intervals.

          If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.

          If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

          As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

          Benefit Available on Maximum Annuity Date (oldest Owner's or Annuitant's 95th birthday)

          You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Date"). The SecurePay 5 rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.

          If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

          SecurePay Fee

          We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.

          The SecurePay Fee is currently 1.20% (1.30% under RightTime) of the Benefit Base. We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above a maximum 2.00% (2.20% under RightTime) of the Benefit Base.

          We reserve the right to increase the SecurePay fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider.

          If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 5 Rider."

          Terminating the SecurePay Rider

          The SecurePay 5 rider will terminate upon the earliest of:

            the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);
            the Valuation Date the Contract is surrendered or terminated;
            the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
            the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
            the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);
            for a SecurePay 5 rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
            for a SecurePay 5 rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;
            the Annuity Date (subject to any obligation we may have to make monthly payments to you under the rider, as set forth above under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
            the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

          Deduction of the monthly fee for the SecurePay 5 rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay 5 rider terminates, you may not reinstate it or purchase a new rider except as described below under "Spousal Continuation" and "Reinstating Your SecurePay Rider Within 30 Days of Termination."

          Spousal Continuation

          Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit), or (2) the current Benefit Base.

          If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date and the surviving spouse elects to continue the Contract and become the new Sole Owner, then the surviving spouse may purchase a new SecurePay 5 rider before the Annuity Date if we are offering the rider at that time. If all the conditions to purchase a new SecurePay 5 rider have been met, we will issue the rider upon our receipt of the surviving spouse's written request. The new rider will be subject to the terms and conditions of the SecurePay 5 rider in effect at the time it is issued. This means:

            The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.
            We will impose the current SecurePay Fee in effect on the new Rider Issue Date.

          The surviving spouse may not purchase a new SecurePay 5 rider if he or she does not meet the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person. Please note that the SecurePay 5 rider may not be available in all states and that we may limit the availability of the SecurePay 5 rider at any time.

          If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

          Reinstating Your SecurePay 5 Rider Within 30 Days of Termination

          If your SecurePay 5 rider terminated due to a Prohibited Allocation instruction (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS") or due to a change in Covered Person after the Benefit Election Date (see "Designating the Covered Person(s)"), and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

          If termination occurred due to a Prohibited Allocation instruction, your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the rider's Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. If termination occurred due to a change in Covered Person after the Benefit Election Date, your written reinstatement request must correct the change in Covered Person by directing us to designate under the reinstated rider the original Covered Person(s) that had been selected on the Benefit Election Date.

          We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

          Tax Consequences

          Treatment of Civil Unions and Domestic Partners.  If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the SecurePay 5 rider benefit while the surviving Beneficiary is still alive.

          In addition, the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

          An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay 5 rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay 5 rider is suitable for his or her needs.

          Other Tax Matters.  For a discussion of other tax consequences specific to the SecurePay rider, please see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits and QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits.

          SecurePay ME: Increased AWA for Certain Medical Conditions

          If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

          Note: The two-year waiting period for the SecurePay ME benefit begins on the Contract's Issue Date (not necessarily when you select the SecurePay 5 rider). A new waiting period begins if ownership of the Contract changes.

          At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay 5 rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age so that in the future the maximum age for medical evaluation may increase or decrease, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

          After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

          After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically.

          If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

          Note: We reserve the right to discontinue this benefit at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit.

          How to Apply for an Increased AWA  You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your Contract for two or more years.

          If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

          If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

          If you have questions about applying for an increased AWA under the SecurePay ME benefit, or to obtain a copy of the SecurePay ME questionnaire and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life and Annuity Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.

          Note: You may not apply for an increased AWA after the Benefit Election Date.

          In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. The increased AWA will continue for the lives of both spouses.

          Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

          We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

          The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

          Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA  We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

          Required Minimum Distributions

          If the SecurePay 5 rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay 5 rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

          After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

          In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

          In general, under the SecurePay 5 rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

          Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay 5 rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

          PROTECTIVE INCOME MANAGER (patent pending)

          In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to those Protective Income Manager Withdrawals, poor market performance, or both. Withdrawals from your Contract reduce the Contract Value dollar for dollar. Excess withdrawals (withdrawals that exceed the Optimal Withdrawal Amount) result in a recalculation of the Optimal Withdrawal Amount and the Protected Lifetime Payment. (See "Excess Withdrawals.") The Rider also provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. Protective Income Manager is specifically designed for you to withdraw all your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

          Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix H for examples of joint life coverage when there is a significant age difference.

          Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your minimum Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

          You may purchase the Protective Income Manager rider when you purchase your Contract, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 and your initial Purchase Payment is at least $25,000. You may also purchase the Protective Income Manager rider later, under RightTime, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 and your Contract Value is at least $25,000.

          The Protective Income Manager rider does not guarantee Contract Value or the performance of any Investment Option.

          Important Considerations

            If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

          If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit, and you cannot change your death benefit after the Contract is issued.

            Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.

          Excess Withdrawals will cause a "reset" your minimum Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."

            You will begin paying the Protective Income Manager fee as of the Rider Issue Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.
            You may not cancel the Protective Income Manager rider during the ten years following the Rider Issue Date.
            We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.
            The automatic purchase payment plan and automatic withdrawal plan are not available if you purchase the Protective Income Manager rider.

          The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

          You should not purchase the Protective Income Manager rider if:

            you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");
            you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;
            it is important for you to leave a death benefit for your heirs;
            there is a significant age disparity between the two Covered Persons; or
            you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

          Appendix F demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix F and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

          Purchasing Protective Income Manager

          You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Issue Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Issue Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

          You may purchase the Protective Income Manager rider after the Contract is issued if the Contract Value is at least $25,000 and the Covered Person(s) satisfy the rider's age requirements on the Rider Issue Date. Regardless of when you purchase the rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.

          Important Considerations

          The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

            For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your minimum Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Issue Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.
            On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

          You also should consider:

            If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.
            Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below) or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.

          But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

          Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

          Designating the Covered Person(s)

          The Covered Person is the person upon whose life the Protective Income Manager rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

            If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).
            Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.
            Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).
            The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract.

          Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

          Selecting Your Coverage Option.  If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

          The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

          Important Note on Joint Life Coverage: The rider is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. See "Determining Your Optimal "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

          Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

            Your expectations as to Variable Account performance between now and the Maximum Annuity Date. Please see Appendix H for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.
            The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.
            The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.
            Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

          If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

          Allocation Guidelines and Restrictions

          In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS."

          Determining Your Optimal Withdrawal Amount

          The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor is based on:

            the age of the (younger) Covered Person on the Rider Issue Date; and
            the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

          Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your Protected Lifetime Payment. For riders issued on or after May 1, 2016, this amount is 90% of your initial Optimal Withdrawal Amount. For riders issued before May 1, 2016, the Protected Lifetime Payment is the initial Optimal Withdrawal Amount.

          1. We determine your initial Optimal Withdrawal Amount as of the Rider Issue Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

          For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix G, the Protective Income Manager Payment Factor is 0.06100 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). See Appendix G: Protective Income Manager Rider Payment Factors.

          If you purchase the Protective Income Manager rider and we receive an additional Purchase Payment or Payments within the first 120 days, then we recalculate your initial Optimal Withdrawal Amount at 30-day intervals during the 120 days following the Rider Issue Date. We will recalculate your initial Optimal Withdrawal Amount to equal the Protective Income Manager Payment Factor as of the Rider Issue Date multiplied by the total aggregate Purchase Payments received (including your initial Purchase Payment) less any aggregate Excess Withdrawals made since the Rider Issue Date. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amounts. If any scheduled recalculation date is not a Valuation Date, then we make this calculation on the next Valuation Date.

          2. We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary. We will advise you of your current Optimal Withdrawal Amount by written notice following each Contract Anniversary.

          Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

            90% of your Optimal Withdrawal Amount for the prior Contract Year; or
            Your initial Optimal Withdrawal Amount if your rider was issued before May 1, 2016 (or 90% of your Optimal Withdrawal Amount if your rider was issued on or after May 1, 2016)

          For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above.

          For riders issued before May 1, 2016, we calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Issue Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,082 (0.06357 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,100 for the second Contract Year.

          For riders issued on or after May 1, 2016, the Optimal Withdrawal Amount is the Protective Income Manager Payment Factor times the Contract Value, or $6,082 (0.06357 x $95,684). This amount is less than the prior year's Optimal Withdrawal Amount but greater than 90% of that amount ($6,100 x 0.9 = $5,490), so her Optimal Withdrawal Amount is $6,082 for the second Contract Year.

          Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

          Increase in Protective Income Manager Fee.  If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

          The Protective Income Manager Payment Factor.  We determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Issue Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date). The Protective Income Manager Payment Factors are set forth in Appendix G for Single Life Coverage and Joint Life Coverage.

          Reset of the Minimum Optimal Withdrawal Amount.  If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

          If you purchased your Protective Income Manager rider on or after May 1, 2016, the minimum Optimal Withdrawal Amount on each Contract Anniversary will be the lesser of:

            90% of your initial Optimal Withdrawal Amount; or
            90% of your Optimal Withdrawal Amount on the most recent Reset Date.

          If you purchased your Protective Income Manager ride prior to May 1, 2016, the minimum Optimal Withdrawal Amount on each Contract Anniversary will be the lesser of:

            your initial Optimal Withdrawal Amount; or,
            the Optimal Withdrawal Amount on the most recent Reset Date.

          In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. This will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

          For example, assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,000 (0.05000 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years. The new Optimal Withdrawal amount on the reset date will be $5,000. For riders issued on or after May 1, 2016, his new minimum Optimal Withdrawal Amount will be $4,500 ($5,000 x 0.90). For riders issued before May 1, 2016, his new minimum Optimal Withdrawal Amount is $5,000.

          For cases where the Contract Value has increased, consider the following example. Assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). On the fourth anniversary, when he is 64 years old, assume his Contract Value is $140,000 and his Optimal Withdrawal Amount is therefore $7,042 ($7,042 = 0.0503 x $140,000). He takes an Excess Withdrawal the next year. On the next Contract Anniversary, he is 65, and his Contract Value is $150,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $7,500 (0.05000 x $150,000). The Protective Income Manager Payment Factor is lower because that anniversary was a reset date, but the Optimal Withdrawal Amount increases due to the higher Contract Value on that anniversary. However, there is no change in the minimum Optimal Withdrawal Amount in future years (unless additional excess withdrawals occur). For riders issued on or after May 1, 2016, his minimum Optimal Withdrawal Amount will remain $5,625.90 ($6,251 x 0.90). For riders issued before May 1, 2016, his minimum Optimal Withdrawal Amount remains $6,251.

          Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

          Beginning Your Protective Income Manager Withdrawals

          All Contract withdrawals taken are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

            Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.
            An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

          At any time prior to the Annuity Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

          Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Issue Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your minimum Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

          The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

          Important Considerations

            All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."
            All withdrawals, including Protective Income Manager Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "CHARGES AND DEDUCTIONS, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Withdrawals."

          Excess Withdrawals

          An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

          If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

          Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrender and Withdrawals," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

          Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

          If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

          If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

          Required Minimum Distributions

          If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

          We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

          In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

          In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

          Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

          Reduction of Contract Value to Zero

          If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

            We will pay any remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;
            We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;
            We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor. However, your Optimal Withdrawal Amount for any Contract Year will not be less than 90% of the Optimal Withdrawal Amount for the prior Contract Year. Because the Contract Value is $0, your Optimal Withdrawal Amount will decrease by 10% in each successive Contract Year until it reaches the minimum Optimal Withdrawal Amount.
            If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Date, then you will begin receiving Protected Lifetime Payments as described below under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."
            If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

          If you request a surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

          If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

          Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)

          The Protective Income Manager rider will terminate on the Annuity Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Date.

          If your Protective Income Manager rider is in effect on the Maximum Annuity Date, in addition to other Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options"), one of your Annuity Options will be the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

            If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your minimum Optimal Withdrawal Amount divided by 12.
            If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your minimum Optimal Withdrawal Amount, divided by 12; or (b) the minimum Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

          If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive Written Notice of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

          Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the other Annuity Options available on the Maximum Annuity Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

          Death of a Covered Person Before the Annuity Date

          If there is one Covered Person and he or she dies before the Annuity Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "Death Benefit."

          Protective Income Manager Fee

          We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

            the Contract Value on each Monthly Anniversary Date;
            the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or
            the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Rider Issue Date.

          The percentage is currently 1.20% (1.30% under RightTime) on an annual basis.

          We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

          We reserve the right to increase the Protective Income Manager fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. The fee will never exceed 2.00% (2.20% under RightTime) on an annual basis, however. If we increase the Protective Income Manager fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the Protective Income Manager Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

          Terminating the Protective Income Manager Rider

          We will terminate the Protective Income Manager rider upon the earliest of:

            the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);
            the Valuation Date the Contract is surrendered or terminated;
            the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
            the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
            the Valuation Date we receive instructions from you that results in a change in Covered Person(s);
            for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
            for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;
            the Annuity Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
            the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

          Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

          Reinstating the Protective Income Manager rider within 30 Days of Termination

          If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), you may request that we reinstate the rider.

          Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Issue Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

          Tax Consequences

          Treatment of Civil Unions and Domestic Partners.  If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the Protective Income Manager rider benefit while the surviving Beneficiary is still alive.

          An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.

          Other Tax Matters.  For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits and QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

          ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS

          In order to maintain the SecurePay 5 rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

          Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below) or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.

          Note: The Allocation Guidelines and Restrictions, as well as the inclusion of Funds that employ volatility management strategies in the Investment Options available under your Contract, are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay 5 rider and the Protective Income Manager rider. The Allocation Guidelines and Restrictions, and the inclusion of Funds that employ volatility management strategies are designed to reduce the overall volatility of your Contract Value. During rising markets, the Allocation Guidelines and Restrictions and the Funds that employ volatility management strategies could cause Contract Value to rise less than would have been the case had you been invested in Funds with more aggressive investment strategies. Conversely, investing according to the Allocation Guidelines and Restrictions, and in Funds that employ volatility management strategies, may be helpful in a declining market when high market volatility triggers a reduction in the Funds' equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund or Funds that feature volatility management strategies.

          There is no guarantee that the Allocation Guidelines and Restrictions, or Funds with volatility management strategies, can limit volatility in your investment portfolio, and you may lose principal.

          To the extent that the Allocation Guidelines and Restrictions and the Funds with managed volatility strategies are successful in reducing overall volatility, we will benefit from a reduction of the risk arising from our guarantee obligations under the riders and we will have less risk to hedge under the riders than would be the case if Owners did not invest in accordance with the Allocation Guidelines and Restrictions and in the Funds with managed volatility strategies. The Allocation Guidelines and Restrictions and investment in Funds with managed volatility strategies may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

          NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

          Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the four categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay 5 rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

          These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

          Allocation by Investment Category

          Category 1
          Minimum Allocation: 40%
          Maximum Allocation: 100%

          American Funds IS Bond
          American Funds IS US Government/AAA-Rated Securities
          Fidelity VIP Investment Grade Bond
          Franklin U.S. Government Securities VIP
          Goldman Sachs Core Fixed Income
          Invesco V.I. Government Securities
          Oppenheimer Government Money Fund/VA
          PIMCO Low Duration
          PIMCO Short-Term
          PIMCO Total Return
          Protective Life Dynamic Allocation Series - Conservative

          Category 2
          Minimum Allocation: 0%
          Maximum Allocation: 60%

          American Funds IS Asset Allocation
          American Funds IS Capital Income Builder
          Franklin Income VIP
          Franklin Strategic Income VIP
          Goldman Sachs Global Trends Allocation(1)
          Invesco V.I. Equity and Income
          Invesco V.I. Balanced Risk Allocation(1)
          Legg Mason QS Dynamic Multi-Strategy(1)
          Lord Abbett Bond-Debenture
          Oppenheimer Global Strategic Income
          PIMCO All Asset
          PIMCO Global Diversified Allocation Portfolio(1)
          PIMCO Long-Term US Government
          PIMCO Real Return
          Protective Life Dynamic Allocation Series - Moderate
          Templeton Global Bond VIP

          Category 3
          Minimum Allocation: 0%
          Maximum Allocation: 25%

          American Funds IS Blue Chip Income and Growth
          American Funds IS Global Growth
          American Funds IS Growth
          American Funds IS Global Growth and Income
          American Funds IS Growth-Income
          Fidelity VIP Contrafund
          Fidelity VIP Index 500
          Fidelity VIP Mid Cap
          Franklin Mutual Global Discovery VIP
          Franklin Mutual Shares VIP
          Franklin Rising Dividends VIP
          Goldman Sachs Strategic Growth
          Invesco V.I. American Value
          Invesco V.I. Comstock
          Invesco V.I. Growth and Income
          Invesco V.I. International Growth
          Lord Abbett Calibrated Dividend Growth
          Lord Abbett Fundamental Equity
          Oppenheimer Capital Appreciation
          Oppenheimer Main Street
          Protective Life Dynamic Allocation Series - Growth

          Category 4
          No Allocation Permitted if SecurePay 5 or Protective Income Manager is Selected

          American Funds IS Global Small Capitalization
          American Funds IS International
          American Funds IS New World
          Franklin Flex Cap Growth VIP
          Franklin Small Cap Value VIP
          Franklin Small-Mid Cap Growth VIP
          Goldman Sachs Growth Opportunities
          Goldman Sachs Mid Cap Value
          Goldman Sachs International Equity Insights
          Invesco V.I. Global Real Estate
          Invesco V.I. Mid Cap Growth
          Invesco V.I. Small Cap Equity
          Legg Mason ClearBridge Variable Mid Cap Core
          Legg Mason ClearBridge Variable Small Cap Growth
          Lord Abbett Growth Opportunities
          Lord Abbett Mid-Cap Stock
          Oppenheimer Global
          Royce Capital Small-Cap
          Templeton Developing Markets VIP
          Templeton Foreign VIP
          Templeton Growth VIP

          (1) The Fund includes a volatility management strategy as part of the Fund's investment objective and/or principal investment strategy. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits, Volatility Management Strategies.")

          The Benefit Allocation Model Portfolios.  Each of the Model Portfolios except the Growth Focus model will satisfy our Allocation Guidelines and Restrictions (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

          In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and blended stock funds, or that emphasize blended stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

          The Benefit Allocation Model Portfolios may include Funds that employ volatility management strategies. For more information on how Funds with volatility management strategies may affect your Contract Value, and how such Funds may benefit us, see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS" above.

          If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay 5 rider or the Protective Income Manager rider.

          You may also satisfy the Allocation Guidelines and Restrictions by allocating 100% of your Purchase Payments and Contract Value to one of the following permissible single investment options:

          Permissible Single Investment Options.
            Protective Life Dynamic Allocation Series - Conservative Portfolio
            Protective Life Dynamic Allocation Series - Moderate Portfolio

          If more than one single investment option is available, you must allocate your Purchase Payments and Contract Value to only one of these options.

          Changes to the Allocation Guidelines and Restrictions.  For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, Category 3, or Category 4. We will provide you with at least five business days prior Written Notice of any changes in classification of Investment Options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay 5 rider or the Protective Income Manager rider.

          With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

          We may add to, or remove from, the list of single investment options available to satisfy the Allocation Guidelines and Restrictions in our sole discretion at any time.

          If you receive notice of a change to the Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

          Portfolio Rebalancing.  You must elect portfolio rebalancing if you select the SecurePay 5 rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

          Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the riders. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

          If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

          Note: Changes to the Allocation Guidelines and Restrictions, to the frequency of portfolio rebalancing or to the composition of the Model Portfolios, when and if applied to your Contract Value allocations, may negatively affect the overall performance of the Investment Options in the affected Sub-Accounts.

          Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you provide new instructions allocating 30% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 25% of your Contract Value.

          For purposes of allocating your Purchase Payments and Contract Value a Prohibited Allocation instruction includes:

            allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;
            directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
            transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
            deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or
            terminating the rebalancing of your Contract Value.

          If we terminate your SecurePay 5 rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination" or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

          SUSPENSION OR DELAY IN PAYMENTS

          Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

            when the New York Stock Exchange is closed;
            when trading on the New York Stock Exchange is restricted;
            when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
            when the SEC, by order, so permits for the protection of security holders; or
            your premium check has not cleared your bank.

          We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

          SUSPENSION OF CONTRACTS

          If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

          CHARGES AND DEDUCTIONS

          Surrender Charge (Contingent Deferred Sales Charge)

          General

          We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

          The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

          If you elect the SecurePay 5 rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "PROTECTED LIFETIME INCOME BENEFITS.")

          Free Withdrawal Amount

          Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.")

          If you elect the SecurePay 5 rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "PROTECTED LIFETIME INCOME BENEFITS.")

          Determining the Surrender Charge

          We calculate the surrender charge in the following manner:

            We deduct any available free withdrawal amount from the requested withdrawal amount;
            We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and
            If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

          The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

          Refer to Appendix B for an example of how the surrender charge is calculated.

          We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

          Deduction of the Surrender Charge on Withdrawals

          We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

            In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.
            In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

          If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

          If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

          Waiver of Surrender Charges

          We will waive any applicable surrender charge if, at any time after the first Contract Year:

            you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state or operated pursuant to state law; and
              qualified as a skilled nursing home facility under Medicare or Medicaid.

          The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense in order to confirm the diagnosis.

          Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See "Federal Tax Matters.")

          We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

          We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract as a result of a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

          We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS".) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

          We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer, (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased), and (3) in order to facilitate exceptions to our normally issued product guidelines. In all cases, no marketing expenses or sales commissions are associated with such Contracts. However, we do not currently issue contracts in connection with fee-only arrangements.

          Mortality and Expense Risk Charge

          To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account attributable to your Contract.

          The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

          Administration Charge

          We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

          Death Benefit Fees

          Return of Purchase Payments Death Benefit. We do not charge any additional fee for the Return of Purchase Payments Death Benefit.

          Maximum Anniversary Value Death Benefit Fee. If you select the Maximum Anniversary Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.20% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See “DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

          Maximum Quarterly Value Death Benefit Fee. If you select the Maximum Quarterly Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.25% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Quarterly Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest quarterly value attained as of that day. (See “DEATH BENEFIT, Maximum Quarterly Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest quarterly value attained of $120,000.

          Deduction of Maximum Anniversary and Maximum Quarterly Death Benefit Fee. We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit or Maximum Quarterly Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “FEDERAL TAX MATTERS.”) We do not assess a death benefit fee after the Annuity Date.

          SecurePay Fee

          We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

          The SecurePay Fee is currently 1.20% (1.30% under RightTime) of the Benefit Base. We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the riders. We will not increase the SecurePay Fee above a maximum of 2.00% (2.20% under RightTime) of the Benefit Base, however.

          If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 5."

          SecurePay Medical Evaluation Fee.  Under the SecurePay 5 rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

          Protective Income Manager Fee

          We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

            the Contract Value on each Monthly Anniversary Date;
            the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or
            the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Rider Issue Date.

          The percentage is currently 1.20% (1.30% under RightTime) on an annual basis.

          We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

          We reserve the right to increase the Protective Income Manager fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. The fee will never exceed 2.00% on an annual basis (2.20% under RightTime). If we increase the Protective Income Manager fee, we will give you at least 30 days' written notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager."

          Transfer Fee

          Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

          Contract Maintenance Fee

          Prior to the Annuity Date, we deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

          Fund Expenses

          The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

          Premium Taxes

          New York does not currently impose premium taxes on variable annuities. If premium taxes did apply to your Contract, we would deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

          Other Taxes

          Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

          Other Information

          We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

          ANNUITY PAYMENTS

          Annuity Date

          On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 1 year after the Issue Date. Distributions from Qualified Contracts may be required before the Annuity Date. We will terminate a SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Date. (See "Protected Lifetime Income Benefits.")

          Changing the Annuity Date

          The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 1 year after the Issue Date. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

          Annuity Value

          The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

          PayStream Plus® Annuitization Benefit

          If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

          Annuity Income Payments

          On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

          Fixed Income Payments

          Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

          Variable Income Payments

          Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

          A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this Prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

          Annuity Units

          On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

          Determining the Amount of Variable Income Payments

          We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

          We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

          The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

            is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
            is the Annuity Unit value for the preceding Valuation Period; and
            is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

          The AIR is equal to 5%.

          If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

          Refer to Appendix C for an explanation of the variable income payment calculation.

          Exchange of Annuity Units

          After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

          Annuity Options

          You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

          You may select from among the following Annuity Options:

          Option A — Payments For a Certain Period:

          We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

          Option B — Life Income With Or Without A Certain Period:

          Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

          Additional Option:

          You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

          When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

          At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

          Minimum Amounts

          If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

          Death of Annuitant or Owner After Annuity Date

          In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

          YIELDS AND TOTAL RETURNS

          From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

          Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the prospectuses for the Funds.)

          Yields

          The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

          The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

          Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

          Total Returns

          The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

          Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

          Standardized Average Annual Total Returns

          The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

          When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

          Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

          Non-Standard Average Annual Total Returns

          In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

          Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

          Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

          Performance Comparisons

          Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

          Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

          Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

          Other Matters

          Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

          All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

          FEDERAL TAX MATTERS

          Introduction

          The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

          This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

          The Company's Tax Status

          Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

          TAXATION OF ANNUITIES IN GENERAL

          Tax Deferral During Accumulation Period

          Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

            the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
            the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
            the Owner is an individual (or an individual is treated as the Owner for tax purposes).

          Diversification Requirements

          The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

          Ownership Treatment

          In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

          The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

          Nonnatural Owner

          As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.

          Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

          In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

            Contracts acquired by an estate of a decedent by reason of the death of the decedent;
            Certain Qualified Contracts;
            Contracts purchased by employers upon the termination of certain Qualified Plans;
            Certain Contracts used in connection with structured settlement agreements; and
            Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

          Delayed Annuity Dates

          If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

          The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

          Taxation of Withdrawals and Surrenders

          In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

          Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

          Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.

          As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

          Taxation of Annuity Payments

          Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

          Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

          There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

          Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

          Tax Consequences of Protected Lifetime Income Benefits

          Withdrawals, pledges, or gifts.  In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay 5 or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

          Annuity Payments.  If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay 5 or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay 5 or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

          Taxation of Death Benefit Proceeds

          Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

            if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or
            if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

          After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

            if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
            if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

          Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

          Assignments, Pledges, and Gratuitous Transfers

          Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.

          Penalty Tax on Premature Distributions

          Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

            received on or after the Owner reaches age 59-1/2;
            attributable to the Owner's becoming disabled (as defined in the tax law);
            made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
            made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
            made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

          Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

          Aggregation of Contracts

          In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

          Exchanges of Annuity Contracts

          We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

          If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

          You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

          Medicare Hospital Insurance Tax on Certain Distributions

          A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

          Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

          In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

          QUALIFIED RETIREMENT PLANS

          The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone.Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider in evaluating the suitability of the Contract, that the Contract with the Protective Income Manager requires a minimum initial Purchase Payment of at least $25,000 and that additional Purchase Payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

          The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

          In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

          There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

            received on or after the date the Owner reaches age 59-1/2;
            received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
            made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

          These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

          When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract.

          In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

          Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

          Individual Retirement Accounts and Annuities

          Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

          However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

          Roth IRAs

          Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

          A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

          A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

          IRA to IRA Rollovers and Transfers

          A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

          A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

          If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

          If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

          A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs.

          Pension and Profit-Sharing Plans

          Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

          Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

          Section 403(b) Annuity Contracts

          Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

          Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

          Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

          Protected Lifetime Income Benefits

          The Company offers for an additional charge two optional Protected Lifetime Income Benefit riders — the SecurePay 5 rider and the Protective Income Manager rider (collectively, the "PLIB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the PLIB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a PLIB rider because the purchase of a PLIB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a PLIB rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in PLIB coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain Qualified Plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition certain types of Qualified Plans, such as a profit sharing plan under Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the PLIB riders is unclear. For example, it is unclear what actions under a PLIB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the PLIB riders that could affect a Qualified Plan's tax status which are not discussed here.

          Direct Rollovers

          If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

          Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

          FEDERAL INCOME TAX WITHHOLDING

          In General

          Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

          Nonresident Aliens and Foreign Corporations

          The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

          FATCA Withholding

          If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

          GENERAL MATTERS

          Error in Age or Gender

          When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

          If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid.

          Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

          Incontestability

          We will not contest the Contract.

          Non-Participation

          The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

          Assignment or Transfer of a Contract

          You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.")

          Notice

          All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

          Modification

          No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

          Reports

          At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

          Settlement

          Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

          Receipt of Payment

          If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

          Protection of Proceeds

          To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

          Minimum Values

          The values available under the Contract are at least equal to the minimum values required in New York.

          Application of Law

          The provisions of the Contract are to be interpreted in accordance with the laws of the state of New York, with the Code and with applicable regulations.

          No Default

          The Contract will not be in default if subsequent Purchase Payments are not made.

          DISTRIBUTION OF THE CONTRACTS

          Distribution

          We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

          IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

          We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

          We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our other variable annuity contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2015	$1,745,869
December 31, 2016	$1,172,446
December 31, 2017	$1,092,862

          We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

          Selling Broker-Dealers

          We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

          Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

          The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

          Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

          The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

          In 2017, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $6,783 to $12,571,188.

          These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

          We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

          Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

          Inquiries

          You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

          LEGAL PROCEEDINGS

          Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

          BUSINESS DISRUPTION AND CYBER-SECURITY RISKS

          We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

          VOTING RIGHTS

          In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

          The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

          The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

          It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

          Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

          FINANCIAL STATEMENTS

          The audited statement of assets and liabilities of the Sub-Accounts of Variable Annuity Account A of Protective Life as of December 31, 2017 and the related statements of operations and changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

          The statutory financial statements of Protective Life as of December 31, 2017 and 2016 and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the two years then ended as well as the Report of Independent Auditors are contained in the Statement of Additional Information.

          STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

          APPENDIX A

          DEATH BENEFIT CALCULATION EXAMPLES

          The purpose of the following examples is to illustrate the Return of Purchase Payments, Maximum Anniversary Value and Maximum Quarterly Value Death Benefits when the SecurePay 5 rider has been elected and when no SecurePay 5 rider has been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

          Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
            Purchased the SecurePay 5 Rider
            Elected Single Life Coverage under the SecurePay Rider
            Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A	100,000(A)	—	100,000	100,000	—	100,000
1/1/15	Anniversary	120,000(B)	—	—	120,000	120,000	—	120,000
5/15/15	Purchase Payment	123,000	80,000(C)	—	203,000(D)	203,000	—	203,000
10/1/15	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	218,000
4/1/16	Withdrawal	175,000	—	25,000(E)	150,000(F)	184,286	25,714(G)	154,286(H)
1/1/17	Anniversary	180,000	—	—	180,000	193,500	—	180,000
1/1/18	Anniversary	185,000	—	—	185,000	203,175	—	185,000
11/30/18	SecurePay WD	179,000	—	10,159(I)	168,841	203,175	8,756(J)	168,841(K)
1/1/19	SecurePay WD	174,000	—	10,159(L)	163,841	203,175	8,497	163,841
3/31/19	Excess Withdrawal	160,000	—	16,000(M)	144,000	182,858	13,703(N)	144,000(O)
7/1/19	Owner Death	135,000(P)	—	—	135,000	182,858	—	135,000(Q)

          (A) Contract is issued with a Purchase Payment of $100,000.

          (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (C) A Purchase Payment of $80,000 is made on 5/15/2015 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

          (D) $203,000 = $123,000 + $80,000.

          (E) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

          (F) $150,000 =$175,000 - $25,000.

          (G) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments (ROP) Death Benefit for withdrawals. The ROP Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the sum of the prior Purchase Payments less prior Adjusted Withdrawal Amounts, reduced for the percentage reduction in account value from the withdrawal. Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $180,000, the adjusted withdrawal amount is $25,714 = $25,000 / $175,000 * $180,000.

          (H) The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $154,286 = the greater of $150,000 or $154,286 ($100,000 + $80,000 - $25,714), respectively.

          (I) The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

          (J) Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $154,286, the Adjusted Withdrawal Amount is $8,756 = $10,159 / $179,000 * $154,286.

          (K) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $168,841 = the greater of $168,841 or $145,530 ($100,000 + $80,000 - $25,714 - $8,756) respectively.

          (L) Another SecurePay withdrawal of $10,159 is made on 1/1/2019.

          (M) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

          (N) The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces the Contract Value. Assuming the death benefit at the time of withdrawal is $163,841, the Adjusted Withdrawal Amount is $13,703 = $16,000 / $160,000 * $163,841.

          (O) The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $144,000 = the greater of $144,000 or $123,330 ($100,000 + $80,000 - $25,714 - $8,756 -$8,497 - $13,703), respectively.

          (P) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (Q) The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts.$135,000 = the greater of $135,000 or $123,330 ($100,000 + $80,000 - $25,714 - $8,756 - $8,497 - $13,703), respectively.

          Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase
            Purchased the SecurePay 5 Rider
            Elected Single Life Coverage under the SecurePay 5 Rider
            Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Anniversary Value(A)	Maximum Anniversary Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	120,000	—	131,366	—
5/15/15	Purchase Payment	123,000	80,000(D)	—	203,000(E)	203,000	—	—	—
10/1/15	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	—	—
4/1/16	Withdrawal	175,000	—	25,000(F)	150,000(G)	184,286	31,143(H)	—	—
1/1/17	Anniversary	180,000	—	—	180,000	193,500	—	142,509	—
1/1/18	Anniversary	185,000	—	—	185,000	203,175	—	147,509(I)	—
11/30/18	SecurePay WD	179,000	—	10,159(J)	168,841	203,175	10,605(K)	141,509	—
1/1/19	SecurePay WD	174,000	—	10,159(L)	163,841	203,175	10,290(M)	147,114	—
3/31/19	Excess Withdrawal	160,000	—	16,000(N)	144,000	182,858	16,596(O)	—	—
7/1/19	Owner Death	135,000(P)	—	—	135,000	182,858	—	—	147,509(Q)

          (A) Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) A Purchase Payment of $80,000 is made on 5/15/2015 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

          (E) $203,000 = $123,000 + $80,000.

          (F) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

          (G) $150,000 = $175,000 - $25,000.

          (H) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value (MAV) Death Benefit for withdrawals. The MAV Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the death benefit immediately prior to withdrawal, reduced for the percentage reduction in account value from the withdrawal. Assuming the death benefit at the time of withdrawal is $218,000, the adjusted withdrawal amount is $31,143 = $25,000 / $175,000 * $218,000.

          (I) Each Anniversary Value equals the Contract Value on that contract anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that contract anniversary. $147,509 = $185,000- $10,605 - $10,290 - $16,596. Also, this is the greatest anniversary value for the Maximum Anniversary Value calculation.

          (J) The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

          (K) Assuming the death benefit at the time of withdrawal is $186,857, the Adjusted Withdrawal Amount is $10,605 = $10,159 / $179,000 * $186,857.

          (L) Another SecurePay withdrawal of $10,159 is made on 1/1/2019.

          (M) Assuming the death benefit at the time of withdrawal is $176,252, the Adjusted Withdrawal Amount is $10,290 = $10,159 / $174,000 * $176,252.

          (N) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

          (O) The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $165,962 the adjusted withdrawal amount is $16,596 = $16,000 / $160,000 * $165,962.

          (P) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (Q) The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $147,509 = the greatest of $135,000 or $111,366* ($100,000 + $80,000 - $31,143 - $10,605 - $10,290 - $16,596) or $147,509, respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider," for an explanation of these values.

          Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit When Owning the SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase
            Purchased the SecurePay 5 Rider
            Elected Single Life Coverage under the SecurePay 5 Rider
            Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Quarterly Anniversary Value(A)	Maximum Quarterly Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	120,000	—	131,366	—
5/15/15	Purchase Payment	123,000	80,000D	—	203,000(D)	203,000	—	—	—
10/1/15	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	149,366(E)	—
4/1/16	Withdrawal	175,000	—	25,000(F)	150,000(G)	184,286	31,143(H)	106,366	—
1/1/17	Anniversary	180,000	—	—	180,000	193,500	—	142,509	—
1/1/18	Anniversary	185,000	—	—	185,000	203,175	—	147,509(I)	—
11/30/18	SecurePay WD	179,000	—	10,159(J)	168,841	203,175	10,605(K)	141,509	—
1/1/19	SecurePay WD	174,000	—	10,159(L)	163,841	203,175	10,290(M)	147,114	—
3/31/19	Excess Withdrawal	160,000	—	16,000(N)	144,000	182,858	16,596(O)	—	—
7/1/19	Owner Death	135,000(P)	—	—	135,000	182,858	—	—	149,366(Q)

          (A) Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) $203,000 = $123,000 + $80,000.

          (E) Each quarterly anniversary value equals the Contract Value on that anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that anniversary. $149,366 = $218,000 - $31,143 - $10,605 - $10,290 - $16,596. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

          (F) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

          (G) $150,000 = $175,000 - $25,000.

          (H) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Quarterly Value (MQV) Death Benefit for withdrawals. The MQV Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the death benefit immediately prior to withdrawal, reduced for the percentage reduction in account value from the withdrawal. Assuming the death benefit at the time of withdrawal is $218,000, the adjusted withdrawal amount is $31,143 = $25,000 / $175,000 * $218,000.

          (I) Each Quarterly Anniversary Value equals the Contract Value on that anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that anniversary. $141,509 = $179,000- $10,605 - $10,290 - $16,596.

          (J) The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

          (K) Assuming the death benefit at the time of withdrawal is $186,857, the Adjusted Withdrawal Amount is $10,605 = $10,159 / $179,000 * $186,857.

          (L) Another SecurePay withdrawal of $10,159 is made on 1/1/2019.

          (M) Assuming the death benefit at the time of withdrawal is $176,252, the Adjusted Withdrawal Amount is $10,290 = $10,159 / $174,000 * $176,252.

          (N) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

          (O) The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $165,962 the adjusted withdrawal amount is $16,596 = $16,000 / $160,000 * $165,962.

          (P) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (Q) The Maximum Quarterly Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. $149,366 = the greatest of $135,000 or $111,366* ($100,000 + $80,000 - $31,143 - $10,605 - $10,290 - $16,596) or $149,366, respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider," for an explanation of these values.

          Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A	100,000(A)	N/A	100,000	—	100,000
1/1/15	Anniversary	120,000(B)	—	—	120,000	—	120,000
1/1/16	Anniversary	130,000	—	—	130,000	—	130,000(C)
2/15/16	Withdrawal	125,000	—	25,000(D)	100,000(E)	20,000(F)	100,000
7/1/17	Quarterly Anniversary	105,000	—	—	105,000	—	105,000
1/1/18	Anniversary	103,000	—	—	103,000	—	103,000
10/1/18	Purchase Payment	85,000	80,000(G)	—	165,000	—	165,000
11/30/18	Withdrawal	155,000	—	5,500(H)	149,500	5,677(I)	154,323(J)
1/1/19	Anniversary	153,000	—	—	153,000	—	154,323
3/31/19	Withdrawal	160,000	—	16,000(K)	144,000	15,432	144,000
7/1/19	Owner Death	135,000(L)	—	—	135,000	—	138,890(M)

          (A) Contract is issued with a Purchase Payment of $100,000.

          (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (C) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $130,000 = the greater of $130,000 or $180,000 ($100,000 + $80,000) respectively.

          (D) A withdrawal of $25,000 (including applicable surrender charges) is made on 2/15/2016.

          (E) $100,000 = $125,000 - $25,000.

          (F) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments (ROP) Death Benefit for withdrawals. The ROP Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the sum of the prior Purchase Payments less prior Adjusted Withdrawal Amounts, reduced for the percentage reduction in account value from the withdrawal. Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * $100,000.

          (G) A Purchase Payment of $80,000 is made on 10/1/2018.

          (H) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2018.

          (I) Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $160,000, the Adjusted Withdrawal Amounts is $5,677 = $5,500 / $155,000 * $160,000.

          (J) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $154,323 = the greater of $149,500 or $154,323 ($100,000 + $80,000 - $20,000 - $5,677), respectively.

          (K) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

          (L) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (M) The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 - $20,000 - $5,677 - $15,432) respectively.

          Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit Without a SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Anniversary Value(A)	Maximum Anniversary Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	—	150,550	—
1/1/16	Anniversary	130,000	—	—	130,000	—	160,550(D)	—
2/15/16	Withdrawal	125,000	—	25,000(E)	100,000(F)	26,000(G)	—	—
7/1/17	Quarterly Anniversary	105,000	—	—	105,000	—	—	—
1/1/18	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/18	Purchase Payment	85,000	80,000(H)	—	165,000	—	—	—
11/30/18	Withdrawal	155,000	—	5,500(I)	149,500	5,500(J)	—	—
1/1/19	Anniversary	153,000	—	—	153,000	—	135,050(K)	—
3/31/19	Withdrawal	160,000	—	16,000(L)	144,000	17,950	—	—
7/1/19	Owner Death	135,000(M)	—	—	135,000	—	—	160,550(N)

          (A) Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $159,550 = $103,000 - $5,500 - $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

          (E) A withdrawal of $25,000 (including applicable surrender charges) is made on 2/15/2016.

          (F) $100,000 = $125,000 - $25,000.

          (G) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000 = $25,000 / $125,000 * $130,000.

          (H) A Purchase Payment of $80,000 is made on 10/1/2018.

          (I) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2018.

          (J) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * $155,000.

          (K) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $135,050 = $153,000 - $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

          (L) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

          (M) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (N) The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $160,550 = the greatest of $135,000 or $130,550* ($100,000 + $80,000 - $26,000 - $5,500 - $17,950) or $160,550 respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider," for an explanation of these values.

          Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit Without a SecurePay 5 Rider

          Assumptions:

            Owner is 60 years old on the Issue Date (1/1/2014)
            Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase
            Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Quarterly Anniversary Value(A)	Maximum Quarterly Value Death Benefit
1/1/14	Contract Issue	N/A	100,000(B)	N/A	100,000	—	100,000	—
1/1/15	Anniversary	120,000(C)	—	—	120,000	—	150,550	—
1/1/16	Anniversary	130,000	—	—	130,000	—	160,550	—
2/15/16	Withdrawal	125,000	—	25,000(D)	100,000(E)	26,000(F)	—	—
7/1/17	Quarterly Anniversary	105,000	—	—	105,000	—	161,550(G)	—
1/1/18	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/18	Purchase Payment	85,000	80,000(H)	—	165,000	—	—	—
11/30/18	Withdrawal	155,000	—	5,500(I)	149,500	5,500(J)	131,550(K)	—
1/1/19	Anniversary	153,000	—	—	153,000	—	135,050	—
3/31/19	Withdrawal	160,000	—	16,000(L)	144,000	17,950	—	—
7/1/19	Owner Death	135,000(M)	—	—	135,000	—	—	161,550(N)

          (A) Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2019.

          (B) Contract is issued with a Purchase Payment of $100,000.

          (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

          (D) A withdrawal of $25,000 (including applicable surrender charges) is made on 2/15/2016.

          (E) $100,000 = $125,000 - $25,000.

          (F) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Quarterly Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000 = $25,000 / $125,000 * $130,000.

          (G) Each quarterly anniversary value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $161,550 = $105,000 - $5,500 - $17,950. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

          (H) A Purchase Payment of $80,000 is made on 10/1/2018.

          (I) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2018.

          (J) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * $155,000.

          (K) Each quarterly anniversary value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $131,550 = $155,000 - $5,500 - $17,950.

          (L) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

          (M) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

          (N) The Maximum Quarterly Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. $161,550 = the greatest of $135,000 or $130,550* ($100,000 + $80,000 - $26,000 - $5,500 - $17,950) or $161,550 respectively. *Please see the prior example, "Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider," for an explanation of these values.

          APPENDIX B

          EXAMPLE OF SURRENDER CHARGE CALCULATION

          The purpose of the following example is to illustrate the surrender charges under the Contracts. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

          Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

          Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you elect a SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

          Surrender charges are applied to Contract Value surrendered under the Contracts according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7	0%

          Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $50,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value equals $130,000.

          A partial withdrawal request for $45,000 is received on 10/31/2003.

          On the third Contract Anniversary (1/1/2004), assume the Contract Value equals $125,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $13,500.

          The following table outlines the steps we take to determine the surrender charge for the $45,000 withdrawal and for the $165,000 full surrender:

Step	$45,000 Withdrawal	$165,000 Full Surrender
          Determination of free withdrawal amount – greatest of
            Earnings in your Contract as of the prior Contract Anniversary
            10% of your cumulative Purchase Payments as of the prior Contract Anniversary
            10% of the Contract Value as of the prior Contract Anniversary.
Greatest of: Earnings = Contract Value – total Net Purchase Payments(A) Earnings = $130,000 – $150,000 = $-20,000 10% * $150,000 = $15,000 10% * $130,000 = $13,000 Greatest value is (2), or $15,000

          Greatest of:

          (1) Earnings = Contract Value – total Net Purchase PaymentsA

          A For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

            Earnings = $125,000 – ($150,000 – $30,000) = $5,000
            10% * $150,000 = $15,000
            10% * $125,000 = $12,500

          Greatest value is (2), or $15,000

Amount subject to surrender charge = Requested amount less amount from step (i)	$45,000 – $15,000 = $30,000	$165,000 – $15,000 = $150,000
Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	$30,000 withdrawal comes from $50,000 Purchase Payment Only 2 full years have passed since Purchase Payment Surrender charge = 6%
            Since $30,000 has already been withdrawn from the initial Purchase Payment $20,000 is allocated to the initial Purchase Payment
            Only 3 full years have passed since the first Purchase Payment

          Surrender charge = 5%

            Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
            Only 2 full years have passed since the second Purchase Payment

          Surrender charge = 6%

            Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
            Only 1 full year has passed since the third Purchase Payment

          Surrender charge = 6%

            Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
              $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
              $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
              $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

          (A) For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

          APPENDIX C

          EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

          The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

          Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

          There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

          Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

          The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

          Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

          EXPLANATION OF THE COMMUTED VALUE CALCULATION

          A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A within 7 years the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

          APPENDIX D

          CONDENSED FINANCIAL INFORMATION

          Sub-Accounts

          The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Oppenheimer Government Money Fund/VA
October 2, 2000 —	Invesco V.I. Mid Cap Growth II
May 1, 2002 —	Lord Abbett Bond-Debenture, Value Class Lord Abbett Mid-Cap Stock, Value Class
June 2, 2003 —	Invesco V.I. Comstock II
          Invesco V.I. Growth and Income II
          Lord Abbett Calibrated Dividend Growth, Value Class
          Lord Abbett Growth Opportunities, Value Class
          Oppenheimer Capital Appreciation SS
          Oppenheimer Global SS
          Oppenheimer Global Strategic Income SS
          Oppenheimer Main Street SS

December 19, 2003 —	Invesco V.I. Equity and Income II Invesco V.I. Government Securities II
May 1, 2006 —	Fidelity VIP Contrafund®-SC2
          Fidelity VIP Index 500-SC2
          Fidelity VIP Investment Grade Bond-SC2
          Fidelity VIP Mid Cap-SC2
          Franklin Flex Cap Growth VIP-C2
          Franklin Income VIP-C2
          Franklin Mutual Shares VIP-C2
          Franklin Rising Dividends VIP-C2
          Franklin Small-Mid Cap Growth VIP-C2
          Templeton Foreign VIP-C2
          Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Goldman Sachs Strategic Growth, Service Class Goldman Sachs International Equity Insights, Service Class
November 2, 2009 —	ClearBridge Variable Mid Cap, Class II
          ClearBridge Variable Small Cap Growth, Class II
          Franklin Small Cap Value VIP-C2
          Goldman Sachs Growth Opportunities, Service Class
          Invesco V.I. American Value II
          Invesco V.I. Balanced Risk Allocation II
          Lord Abbett Fundamental Equity, Value Class
          PIMCO Long-Term US Government, Advisor Class
          PIMCO Low Duration, Advisor Class
          PIMCO Real Return, Advisor Class
          PIMCO Short-Term, Advisor Class
          PIMCO Total Return, Advisor Class
          Royce Capital Small-Cap, Service Class

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class
May 1, 2012 —	Invesco V.I. Global Real Estate II
          Invesco V.I. International Growth II
          Invesco V.I. Small Cap Equity II
          PIMCO All Asset, Advisor Class
          QS Legg Mason Dynamic Multi-Strategy VIT, Class II
          Templeton Developing Markets VIP-C2

May 1, 2013 —	Goldman Sachs Global Trends Allocation, Service Class PIMCO Global Diversified Allocation, Advisor Class
May 13, 2015 —	American Funds Asset Allocation - C4
          American Funds Blue Chip Income and Growth - C4
          American Funds Global Growth - C4
          American Funds Global Small Capitalization- C4
          American Funds Growth - C4
          American Funds International - C4
          American Funds New World - C4
          Goldman Sachs Core Fixed Income, Service Class

May 2, 2016 —	Protective Life Dynamic Allocation Series- Conservative Protective Life Dynamic Allocation Series- Moderate Protective Life Dynamic Allocation Series- Growth
January 17, 2017 —	American Funds IS Bond 4
          American Funds IS Capital Income Builder® 4
          American Funds IS Global Growth & Income 4
          American Funds IS Growth-Income 4
          American Funds IS US Government/ AAA-Rated Securities 4
          Franklin Mutual Global Discovery VIP 2
          Franklin Strategic Income VIP 2

          Accumulation Units

          The following table shows, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following table. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 5 of this Prospectus.

          You should read the information in the following table in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

		Accumulation Unit Values	Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT	ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	PVA II NY - B Series	PVA II NY - B Series
American Funds Asset Allocation Class 4	2017	12.05	26,034
	2016	10.53	14,426
	2015	9.77	5,684
American Funds Bond Class 4	2017	10.11	—
American Funds Capital Income Builder Class 4	2017	10.70	—
American Funds Global Growth & Income Class 4	2017	11.63	—
American Funds Growth - Income Class 4	2017	11.36	—
American Funds IS Blue Chip Income & Growth Class 4	2017	12.62	6,917
	2016	10.96	4,012
	2015	9.37	2,733
American Funds IS Global Growth Class 4	2017	12.32	25,887
	2016	9.52	25,402
	2015	9.61	6,733
American Funds IS Global Small Capitalization Class 4	2017	10.98	758
	2016	8.86	773
	2015	8.81	731
American Funds IS Growth Class 4	2017	13.51	7,368
	2016	10.70	—
	2015	9.92	—
American Funds IS International Class 4	2017	11.48	—
	2016	8.82	—
	2015	8.65	—
American Funds IS New World Class 4	2017	11.94	683
	2016	9.37	705
	2015	9.04	718
American Funds US Government/AAA - Rated Securities Class 4	2017	9.91	—
ClearBridge Variable Mid Cap II	2017	18.34	55,901
	2016	16.51	60,051
	2015	15.33	24,069
	2014	15.23	60,949
	2013	14.31	60,158
	2012	10.58	28,625
	2011	9.11	1,911
ClearBridge Variable Small Cap Growth II	2017	19.91	24,360
	2016	16.28	19,541
	2015	15.63	6,868
	2014	16.59	17,639
	2013	16.20	15,076
	2012	11.19	5,276
	2011	9.53	—
Fidelity Contrafund Portfolio SC2	2017	19.16	194,210
	2016	15.96	204,039
	2015	15.01	79,073
	2014	15.15	194,831
	2013	13.74	200,814
	2012	10.63	87,755
	2011	9.28	2,762
Fidelity Index 500 Portfolio SC2	2017	21.15	205,704
	2016	17.65	228,008
	2015	16.03	122,927
	2014	16.07	140,034
	2013	14.37	126,548
	2012	11.04	60,232
	2011	9.67	2,567
Fidelity Investment Grade Bonds SC2	2017	11.16	275,106
	2016	10.87	252,200
	2015	10.54	247,702
	2014	10.77	171,856
	2013	10.33	151,621
	2012	10.69	74,025
	2011	10.25	4,201
Fidelity Mid Cap SC2	2017	17.98	191,628
	2016	15.11	211,393
	2015	13.68	76,952
	2014	14.09	205,896
	2013	13.46	198,810
	2012	10.04	102,940
	2011	8.88	7,604
Franklin Flex Cap Growth VIP CL 2	2017	17.58	9,973
	2016	14.03	10,063
	2015	14.63	4,859
	2014	14.21	7,660
	2013	13.56	7,462
	2012	10.00	3,359
	2011	9.27	—
Franklin Income VIP Class 2	2017	13.93	339,986
	2016	12.87	378,872
	2015	11.44	108,802
	2014	12.47	122,215
	2013	12.07	323,498
	2012	10.73	129,929
	2011	9.65	1,982
Franklin Mutual Global Discovery VIP CL 2	2017	10.34	—
Franklin Mutual Shares VIP CL 2	2017	16.54	224,049
	2016	15.47	234,366
	2015	13.50	68,919
	2014	14.39	205,225
	2013	13.61	235,262
	2012	10.75	121,290
	2011	9.54	12,764
Franklin Rising Dividends VIP Class 2	2017	19.94	188,283
	2016	16.76	229,480
	2015	14.63	57,280
	2014	15.38	262,893
	2013	14.34	278,946
	2012	11.20	150,419
	2011	10.14	4,702
Franklin Small Cap Value VIP CL 2	2017	19.37	31,359
	2016	17.74	45,061
	2015	13.80	10,551
	2014	15.10	25,411
	2013	15.21	31,960
	2012	11.31	20,259
	2011	9.68	—
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2017	17.24	20,843
	2016	14.39	22,569
	2015	13.99	4,251
	2014	14.56	20,214
	2013	13.73	19,328
	2012	10.07	12,334
	2011	9.20	490
Franklin Strategic Income VIP CL 2	2017	10.15	—
Franklin US Government Securities VIP CL 2	2017	9.97	275,809
	2016	9.97	285,652
	2015	10.03	330,359
	2014	10.12	297,363
	2013	9.92	291,115
	2012	10.28	131,104
	2011	10.22	9,649
Goldman Sachs Global Trends Allocation Fund SC	2017	11.94	14,181
	2016	10.70	15,249
	2015	10.39	15,099
	2014	11.17	8,427
	2013	10.89	2,868
Goldman Sachs Mid Cap Value SC	2017	16.90	75,095
	2016	15.44	83,226
	2015	13.81	19,407
	2014	15.47	84,284
	2013	13.83	86,038
	2012	10.57	42,169
	2011	9.06	4,561
Goldman Sachs Strategic Growth SC	2017	21.31	141,667
	2016	16.56	146,736
	2015	16.50	159,122
	2014	16.21	157,236
	2013	14.49	159,844
	2012	11.12	76,877
	2011	9.42	7,639
Goldman Sachs Strategic International Equity SC	2017	12.98	31,492
	2016	10.42	19,945
	2015	10.87	17,099
	2014	10.93	11,059
	2013	11.99	43,494
	2012	9.82	44,136
	2011	8.23	1,222
Goldman Sachs VIT Core Fixed Income Fund SC	2017	10.26	44,897
	2016	10.08	38,443
	2015	9.94	12,507
Goldman Sachs VIT Growth Opportunities SC	2017	18.62	24,779
	2016	14.86	15,227
	2015	14.85	3,419
	2014	15.87	13,869
	2013	14.47	10,449
	2012	11.09	6,812
	2011	9.41	—
Invesco VI American Value II	2017	17.41	17,505
	2016	16.08	17,456
	2015	14.14	8,260
	2014	15.80	7,515
	2013	14.63	4,990
	2012	11.06	2,856
	2011	9.57	1,100
Invesco VI Balanced Risk Allocation II	2017	13.27	706,579
	2016	12.24	753,108
	2015	11.12	802,576
	2014	11.78	838,502
	2013	11.29	915,612
	2012	11.28	430,844
	2011	10.33	966
Invesco VI Comstock II	2017	19.71	24,790
	2016	16.98	27,617
	2015	14.71	11,642
	2014	15.89	61,787
	2013	14.75	35,317
	2012	11.02	47,424
	2011	9.39	—
Invesco VI Equity and Income II	2017	16.76	71,627
	2016	15.33	81,709
	2015	13.52	21,193
	2014	14.06	88,636
	2013	13.10	88,712
	2012	10.63	33,513
	2011	9.58	3,983
Invesco VI Global Real Estate II	2017	13.93	37,704
	2016	12.52	5,102
	2015	12.46	8,645
	2014	12.85	35,727
	2013	11.38	26,319
	2012	11.26	14,612
Invesco VI Government Securities II	2017	10.24	36,705
	2016	10.20	32,470
	2015	10.23	57,523
	2014	10.36	93,971
	2013	10.10	95,543
	2012	10.53	100,920
	2011	10.44	1,425
Invesco VI Growth & Income II	2017	19.46	223,634
	2016	17.29	265,663
	2015	14.67	72,165
	2014	15.37	264,947
	2013	14.16	258,975
	2012	10.72	130,398
	2011	9.50	14,623
Invesco VI International Growth II	2017	13.66	21,769
	2016	11.28	4,050
	2015	11.50	4,866
	2014	11.97	7,876
	2013	12.12	19,188
	2012	10.34	6,357
Invesco VI Mid-Cap Growth II	2017	16.50	14,138
	2016	13.69	16,030
	2015	13.79	3,104
	2014	13.82	17,983
	2013	13.00	13,937
	2012	9.65	10,462
	2011	8.75	1,578
Invesco VI Small Cap Equity II	2017	15.75	3,158
	2016	14.03	2,469
	2015	12.71	397
	2014	13.67	2,263
	2013	13.56	2,099
	2012	10.02	1,928
Lord Abbett Bond Debenture VC	2017	13.91	305,253
	2016	12.90	327,000
	2015	11.66	347,488
	2014	11.99	329,033
	2013	11.65	296,439
	2012	10.91	124,492
	2011	9.82	10,802
Lord Abbett Calibrated Dividend Growth VC	2017	19.04	25,393
	2016	16.19	42,416
	2015	14.25	8,202
	2014	14.76	5,585
	2013	13.40	3,726
	2012	10.61	2,546
	2011	9.56	—
Lord Abbett Growth Opportunities VC	2017	16.95	22,024
	2016	13.97	26,112
	2015	13.98	12,420
	2014	13.79	11,287
	2013	13.17	10,954
	2012	9.74	8,449
	2011	8.65	—
Lord Abbett Mid Cap Stock VC	2017	16.67	9,191
	2016	15.81	21,100
	2015	13.76	2,519
	2014	14.49	8,413
	2013	13.17	5,112
	2012	10.24	1,242
	2011	9.05	—
Lord Abbett Series Fundamental Equity VC	2017	17.22	124,724
	2016	15.49	143,166
	2015	13.56	40,618
	2014	14.23	161,430
	2013	13.46	150,871
	2012	10.04	71,100
	2011	9.20	8,979
Morgan Stanley VIF Global Real Estate II	2017	13.33	12,856
	2016	12.31	10,724
	2015	12.09	10,927
	2014	12.43	12,355
	2013	11.06	11,451
	2012	10.92	12,197
	2011	8.51	595
Oppenheimer Capital Appreciation Fund/VA SC	2017	18.73	22,464
	2016	15.00	25,725
	2015	15.58	22,540
	2014	15.28	10,074
	2013	13.45	9,918
	2012	10.53	5,442
	2011	9.37	—
Oppenheimer Global Strategic Income Fund/VA SC	2017	11.14	277,121
	2016	10.65	294,125
	2015	10.15	321,172
	2014	10.55	333,499
	2013	10.43	311,245
	2012	10.60	145,564
	2011	9.49	9,465
Oppenheimer Global VA/Service Class	2017	17.89	136,596
	2016	13.30	143,223
	2015	13.49	47,160
	2014	13.19	106,168
	2013	13.09	126,758
	2012	10.44	58,741
	2011	8.75	6,387
Oppenheimer Government Money Fund/VA	2017	9.24	582,289
	2016	9.32	759,205
	2015	9.44	3,877,696
	2014	9.57	931,788
	2013	9.69	143,941
	2012	9.82	47,605
	2011	9.94	7,297
Oppenheimer Main Street Fund/VA SC	2017	20.42	50,489
	2016	17.73	50,770
	2015	16.14	57,138
	2014	15.86	26,407
	2013	14.56	30,878
	2012	11.22	7,636
	2011	9.75	—
PIMCO VIT All Asset Advisor	2017	11.74	20,730
	2016	10.49	21,589
	2015	9.41	2,550
	2014	10.50	2,825
	2013	10.59	22,905
	2012	10.72	16,141
PIMCO VIT Global Diversified Allocation Portfolio	2017	12.63	76,266
	2016	10.95	51,510
	2015	10.31	16,223
	2014	11.06	10,035
	2013	10.60	4,768
PIMCO VIT Long-Term US Government Advisor	2017	13.58	42,854
	2016	12.64	50,844
	2015	12.74	40,387
	2014	13.10	24,628
	2013	10.71	24,790
	2012	12.48	22,520
	2011	12.12	1,481
PIMCO VIT Low Duration Advisor	2017	9.96	145,508
	2016	9.97	135,290
	2015	9.97	136,876
	2014	10.08	130,621
	2013	10.13	138,374
	2012	10.29	83,285
	2011	9.86	3,854
PIMCO VIT Real Return Advisor	2017	10.29	369,758
	2016	10.07	383,735
	2015	9.71	427,495
	2014	10.12	455,586
	2013	9.95	438,265
	2012	11.12	358,933
	2011	10.37	6,778
PIMCO VIT Short-Term Advisor	2017	10.06	112,662
	2016	9.96	115,681
	2015	9.87	126,565
	2014	9.90	92,470
	2013	9.97	111,637
	2012	10.05	32,953
	2011	9.92	3,815
PIMCO VIT Total Return Advisor	2017	11.09	719,541
	2016	10.72	755,228
	2015	10.58	769,048
	2014	10.69	745,838
	2013	10.39	708,493
	2012	10.75	397,971
	2011	9.95	18,188
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II	2017	12.76	669,969
	2016	11.36	727,673
	2015	11.56	831,196
	2014	12.39	784,005
	2013	11.80	806,917
	2012	10.12	449,587
Royce Capital Fund Small-Cap SC	2017	15.05	136,219
	2016	14.51	146,995
	2015	12.19	35,924
	2014	14.04	145,170
	2013	13.82	172,439
	2012	10.41	91,217
	2011	9.40	9,757
Templeton Developing Markets VIP Fund (Fund 2)	2017	11.17	55,377
	2016	8.06	63,614
	2015	6.95	20,923
	2014	8.76	17,482
	2013	9.69	35,608
	2012	9.91	9,297
Templeton Foreign VIP Fund Class 2	2017	11.85	36,028
	2016	10.29	35,967
	2015	9.73	11,161
	2014	10.54	9,422
	2013	12.02	15,009
	2012	9.90	5,383
	2011	8.48	—
Templeton Global Bond VIP Fund Class 2	2017	10.21	562,557
	2016	10.14	603,333
	2015	9.98	610,394
	2014	10.57	608,692
	2013	10.52	560,555
	2012	10.48	238,782
	2011	9.23	8,982
Templeton Growth VIP Fund (Fund 2)	2017	15.06	11,836
	2016	12.88	15,608
	2015	11.90	1,065
	2014	12.89	1,323
	2013	13.44	11,339
	2012	10.41	10,771
	2011	8.71	—

          APPENDIX E

          EXAMPLE OF SECUREPAY 5 RIDER

          The purpose of the following example is to demonstrate the operation of the Secure Pay 5 rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.

          ASSUMPTIONS:

            Joe, 60 years old on the Issue Date
            Purchased SecurePay 5 Rider
            Elected Single Life Coverage
            Began making SecurePay Withdrawals 12 years after the Rider Issue Date
            Because Joe elected single life coverage when he began taking withdrawals, he received the 5% Maximum Withdrawal Percentage
Contract Year	End of Year Attained Age	Roll Up Percentage	Maximum Allowed Withdrawal Percentage	Purchase Payments	Net Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	SecurePay Anniversary Value	SecurePay Roll-Up Value	End of Year Benefit Base
At issue	60			100,000	N/A	—	—		100,000	—	100,000(A)	100,000(A)
1	61	5%	5%	50,000(B)	—	—	—		153,975	153,975(C)	155,000(D)	155,000(E)
2	62	5%	5%	—	—	—	—		161,676	161,676	162,750(F)	162,750
3	63	5%	5%	—	—	—	—		173,698	173,698	170,888(G)	173,698
4	64	5%	5%	—	—	—	—		176,543	176,543	182,383	182,383(H)
5	65	5%	5%	—	—	—	—		185,796	185,796	191,502	191,502
6	66	5%	5%	—	—	—	—		192,345	192,345	201,077	201,077(I)
7	67	5%	5%	—	—	—	—		228,976	228,976	211,131	228,976(J)
8	68	5%	5%	—	10,000(K)	—	—		228,630	228,630	230,350(L)	230,350(M)
9	69	5%	5%	—	—	—	—		249,675	249,675	241,867	249,675
10	70	5%	5%	—	—	—	—		265,498	265,498	262,159	265,498
11	71	0%(N)	5%	—	—	—	—		256,438	256,438	262,159	265,498(O)
12	72	0%	5%	—	13,275	13,275(P)	—		245,854	245,854	262,159	265,498
13	73	0%	5%	—	13,275	13,275(P)	—		243,965	243,965	262,159	265,498
14	74	0%	5%	—	5,000	13,275(Q)	8,275(Q)		240,951	240,951	262,159	265,498
15	75	0%	5%	—	13,275	13,275(R)	—		236,710	236,710	262,159	265,498
16	76	0%	5%	—	13,275	13,275(R)	—		227,843	227,843	262,159	265,498
17	77	0%	5%	—	13,275	13,275(R)	—		201,496	201,496	262,159	265,498
18	78	0%	5%	—	50,000	13,275(S)	—	36,725(T)	161,985	161,985	211,007	213,695(U)

          (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

          (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed beyond the second contract anniversary). The new Benefit Base is $150,000.

          (C) At the end of year 2, the SecurePay Anniversary Value is attained at the end of the year and equals $153,975 (the contract value as of the anniversary).

          (D) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $100,000).

          (E) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $153,975, and $155,000, respectively).

          (F) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $155,000).

          (G) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of $162,750).

          (H) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $176,543.

          (I) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $192,345.

          (J) The SecurePay Roll-Up Value ($211,131) is compared to the SecurePay Anniversary Value ($228,976).

          (K) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $219,381 ($228,976 x (1 - 4.2%)).

          (L) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5.0% x (1 - 4.2%) * $228,976) to $10,969. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($219,381 + $10,969 = $230,350).

          (M) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary ($219,381), the SecurePay Anniversary Value ($228,630) and the SecurePay Roll-Up Value ($230,350).

          (N) The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

          (O) The recalculated Benefit Base is equal to the Benefit Base on that anniversary ($265,498 because it is higher than both the SecurePay Anniversary Value ($256,438) and the SecurePay Roll-Up Value ($262,159).

          (P) For the next two years, Joe takes the full Annual Withdrawal Amount ($13,275 = 5% * $265,498).

          (Q) In year 14, Joe only takes $5,000 of the available $13,275. Please note that the $8,275 is not carried over to the next year.

          (R) For years 15-17, Joe takes the full Annual Withdrawal Amount of $13,275 (5% * $265,498).

          (S) In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $13,275, the remaining portion of his withdrawal ($36,725) is considered an Excess Withdrawal.

          (T) At the time of the Excess Withdrawal, the Contract Value minus the non-excess part of the withdrawal ($201,496 - $13,275 = $188,221) is less than the Benefit Base Therefore, the Benefit Base is reduced in the same proportion that the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

          (U) After the Excess Withdrawal, the new Benefit Base equals $213,695 = $265,498 * [1 - {$50,000 - $13,275}/{$201,496 - $13,275}].

          APPENDIX F

          EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER

          The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

          ASSUMPTIONS:

            Joe, 75 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Single Life Coverage
            Began making Protective Income Manager Withdrawals immediately
Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)	Protective Income Manager Payment Factor	Contract Value Times Payment Factor	Optimal Withdrawal Amount	Total Withdrawal Taken	Excess Withdrawal	Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000(B)	0.06100	6,100	6,100	6,100	—	95,684	5,490
2	76	—	95,684	0.06357	6,082	6,082(C)	6,082	—	92,517	5,490
3	77	—	92,517	0.06642	6,145	6,145	6,145	—	98,541	5,490
4	78	—	98,541	0.06961	6,860	6,759(D)	6,759	—	91,009	5,490
5	79		91,009	0.07321	6,663	6,663	6,663	—	103,677	5,490
6	80	—	103,677	0.07729	8,014	7,329	40,000	32,671(E)	56,987	5,490
7	81	—	56,987	0.07607	4,335	4,335(F)	4,335	—	50,637	3,901(G)
8	82	—	50,637	0.08153	4,128	4,128	4,128	—	44,231	3,901
9	83	—	44,231	0.08790	3,888	3,901(H)	3,901	—	46,185	3,901
10	84	—	46,185	0.09543	4,407	4,292	4,292	—	38,156	3,901

          (A) Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Date, and equal the lesser of (a) 90% of your initial Optimal Withdrawal Amount ($5,490 = $6,100 * 90%); or (b) 90% of your Optimal Withdrawal Amount as of a Reset Date.

          (B) The initial Contract Value is equal to the initial Purchase Payment of $100,000.

          (C) We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06357) by the Contract Value ($95,684), which equals $6,082.

          (D) Although the Payment Factor (0.06961) times the Contract Value ($98,541) equals $6,860, the Optimal Withdrawal Amount is $6,759 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,145 x 1.10 = $6,759).

          (E) An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount ($32,671 = $40,000 - $7,329).

          (F) On the next Contract Anniversary following an Excess Withdrawal (the “Reset Date”), we reset the "initial" Optimal Withdrawal Amounts to equal the lesser of the first Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08197) is replaced by a new Payment Factor (0.07607) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,335, which is the Contract Value ($56,987) times the Payment Factor (0.07607). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

          (G) This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal 90% of that year's Optimal Withdrawal Amount.

          (H) The Optimal Withdrawal Amount is equal to $44,231 (Contract Value) times 0.08790 (Payment Factor) = $3,888. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $4,128 = $3,715) or 90% of the initial Optimal Withdrawal Amount ($4,335 x 90% = $3,901). Therefore, the recalculated Optimal Withdrawal Amount is equal to $3,901.

          APPENDIX G

          PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS

          The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

          For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06100. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,100 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

          Single Life Coverage

	Age of Covered Person on Rider Issue Date or Last Reset Date
Attained Age of Covered Person On Date of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50810	0.50799	0.50789	0.50779	0.50768	0.50758	0.50748	0.50737	0.50727	0.50717	0.50707	0.50674	0.50642	0.50609	0.50577	0.50544	0.50491	0.50438	0.50385	0.50332	0.50279	0.50245	0.50211	0.50177	0.50174	0.50172	0.50169	0.50167	0.50164	0.50162	0.50159	0.50157	0.50155	0.50152
92	0.34419	0.34405	0.34391	0.34377	0.34363	0.34349	0.34335	0.34321	0.34308	0.34294	0.34280	0.34236	0.34193	0.34149	0.34105	0.34061	0.33990	0.33919	0.33848	0.33777	0.33706	0.33661	0.33615	0.33569	0.33566	0.33563	0.33559	0.33556	0.33553	0.33550	0.33546	0.33543	0.33540
91	0.26228	0.26212	0.26196	0.26180	0.26164	0.26148	0.26133	0.26117	0.26101	0.26085	0.26070	0.26020	0.25971	0.25921	0.25871	0.25822	0.25742	0.25661	0.25581	0.25501	0.25420	0.25369	0.25317	0.25266	0.25262	0.25258	0.25255	0.25251	0.25247	0.25243	0.25240	0.25236
90	0.21316	0.21299	0.21282	0.21265	0.21248	0.21231	0.21214	0.21197	0.21180	0.21163	0.21146	0.21093	0.21040	0.20986	0.20933	0.20880	0.20794	0.20707	0.20621	0.20535	0.20449	0.20394	0.20339	0.20284	0.20280	0.20276	0.20272	0.20268	0.20264	0.20260	0.20256
89	0.18045	0.18027	0.18009	0.17991	0.17973	0.17955	0.17937	0.17920	0.17902	0.17884	0.17866	0.17810	0.17754	0.17698	0.17642	0.17586	0.17496	0.17406	0.17315	0.17225	0.17135	0.17078	0.17020	0.16963	0.16959	0.16954	0.16950	0.16946	0.16942	0.16938
88	0.15711	0.15692	0.15673	0.15655	0.15636	0.15617	0.15599	0.15581	0.15562	0.15544	0.15525	0.15467	0.15409	0.15351	0.15293	0.15235	0.15141	0.15048	0.14955	0.14862	0.14768	0.14709	0.14650	0.14591	0.14586	0.14582	0.14578	0.14573	0.14569
87	0.13962	0.13943	0.13924	0.13905	0.13885	0.13866	0.13847	0.13828	0.13809	0.13790	0.13771	0.13711	0.13651	0.13592	0.13532	0.13472	0.13376	0.13280	0.13185	0.13089	0.12994	0.12933	0.12872	0.12812	0.12807	0.12803	0.12798	0.12794
86	0.12604	0.12584	0.12565	0.12545	0.12525	0.12506	0.12486	0.12467	0.12447	0.12428	0.12408	0.12347	0.12286	0.12224	0.12163	0.12102	0.12004	0.11906	0.11808	0.11711	0.11614	0.11552	0.11490	0.11428	0.11424	0.11419	0.11415
85	0.11519	0.11499	0.11479	0.11459	0.11439	0.11419	0.11399	0.11379	0.11359	0.11339	0.11319	0.11256	0.11194	0.11132	0.11069	0.11007	0.10907	0.10807	0.10708	0.10609	0.10510	0.10447	0.10384	0.10321	0.10317	0.10312
84	0.10633	0.10613	0.10592	0.10572	0.10551	0.10531	0.10510	0.10490	0.10470	0.10450	0.10429	0.10366	0.10302	0.10238	0.10175	0.10112	0.10010	0.09909	0.09808	0.09707	0.09607	0.09543	0.09479	0.09416	0.09411
83	0.09897	0.09876	0.09855	0.09834	0.09813	0.09792	0.09771	0.09751	0.09730	0.09709	0.09689	0.09624	0.09559	0.09495	0.09431	0.09366	0.09263	0.09160	0.09058	0.08956	0.08854	0.08790	0.08726	0.08661
82	0.09274	0.09253	0.09232	0.09211	0.09189	0.09168	0.09147	0.09126	0.09105	0.09084	0.09063	0.08997	0.08932	0.08866	0.08801	0.08736	0.08631	0.08527	0.08424	0.08321	0.08218	0.08153	0.08088
81	0.08742	0.08721	0.08699	0.08677	0.08656	0.08634	0.08613	0.08592	0.08571	0.08549	0.08528	0.08461	0.08395	0.08329	0.08262	0.08197	0.08091	0.07985	0.07880	0.07776	0.07673	0.07607
80	0.08282	0.08260	0.08238	0.08216	0.08195	0.08173	0.08151	0.08130	0.08108	0.08087	0.08065	0.07997	0.07930	0.07863	0.07796	0.07729	0.07622	0.07516	0.07410	0.07305	0.07200
79	0.07881	0.07858	0.07836	0.07814	0.07792	0.07770	0.07748	0.07726	0.07704	0.07682	0.07661	0.07592	0.07524	0.07456	0.07388	0.07321	0.07213	0.07105	0.06998	0.06892
78	0.07527	0.07505	0.07482	0.07460	0.07438	0.07415	0.07393	0.07371	0.07349	0.07327	0.07305	0.07235	0.07166	0.07098	0.07029	0.06961	0.06852	0.06743	0.06635
77	0.07214	0.07192	0.07169	0.07146	0.07123	0.07101	0.07078	0.07056	0.07034	0.07011	0.06989	0.06919	0.06849	0.06780	0.06711	0.06642	0.06531	0.06422
76	0.06935	0.06912	0.06889	0.06866	0.06843	0.06820	0.06798	0.06775	0.06752	0.06730	0.06707	0.06636	0.06566	0.06496	0.06426	0.06357	0.06245
75	0.06685	0.06661	0.06638	0.06615	0.06592	0.06568	0.06545	0.06523	0.06500	0.06477	0.06454	0.06383	0.06311	0.06241	0.06170	0.06100
74	0.06459	0.06435	0.06412	0.06388	0.06365	0.06341	0.06318	0.06295	0.06272	0.06249	0.06226	0.06154	0.06082	0.06010	0.05939
73	0.06254	0.06230	0.06207	0.06183	0.06159	0.06135	0.06112	0.06089	0.06065	0.06042	0.06019	0.05946	0.05873	0.05801
72	0.06068	0.06044	0.06020	0.05996	0.05972	0.05948	0.05925	0.05901	0.05877	0.05854	0.05830	0.05757	0.05684
71	0.05898	0.05874	0.05850	0.05825	0.05801	0.05777	0.05753	0.05729	0.05706	0.05682	0.05658	0.05584
70	0.05742	0.05718	0.05693	0.05669	0.05645	0.05620	0.05596	0.05572	0.05548	0.05524	0.05500
69	0.05599	0.05575	0.05550	0.05525	0.05501	0.05476	0.05452	0.05427	0.05403	0.05379
68	0.05468	0.05443	0.05418	0.05393	0.05368	0.05343	0.05319	0.05294	0.05270
67	0.05346	0.05320	0.05295	0.05270	0.05245	0.05220	0.05195	0.05171
66	0.05233	0.05207	0.05182	0.05157	0.05131	0.05106	0.05081
65	0.05128	0.05102	0.05077	0.05051	0.05025	0.05000
64	0.05030	0.05004	0.04979	0.04953	0.04927
63	0.04939	0.04913	0.04887	0.04861
62	0.04854	0.04828	0.04802
61	0.04775	0.04748
60	0.04700

          Joint Life Coverage

	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Attained Age of Younger Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50688	0.50678	0.50668	0.50657	0.50647	0.50636	0.50626	0.50616	0.50605	0.50595	0.50585	0.50552	0.50520	0.50487	0.50454	0.50421	0.50368	0.50315	0.50262	0.50209	0.50155	0.50121	0.50087	0.50052	0.50050	0.50047	0.50045	0.50042	0.50040	0.50037	0.50035	0.50032	0.50030	0.50027
92	0.34255	0.34241	0.34228	0.34214	0.34200	0.34186	0.34172	0.34158	0.34144	0.34130	0.34116	0.34072	0.34028	0.33985	0.33941	0.33897	0.33826	0.33754	0.33683	0.33612	0.33540	0.33495	0.33449	0.33403	0.33400	0.33397	0.33393	0.33390	0.33387	0.33383	0.33380	0.33377	0.33373
91	0.26042	0.26026	0.26010	0.25994	0.25979	0.25963	0.25947	0.25931	0.25915	0.25900	0.25884	0.25834	0.25785	0.25735	0.25685	0.25636	0.25555	0.25475	0.25394	0.25314	0.25233	0.25182	0.25130	0.25079	0.25075	0.25071	0.25067	0.25064	0.25060	0.25056	0.25052	0.25049
90	0.21117	0.21099	0.21082	0.21065	0.21048	0.21031	0.21014	0.20997	0.20980	0.20963	0.20947	0.20893	0.20840	0.20787	0.20733	0.20680	0.20594	0.20508	0.20421	0.20335	0.20249	0.20194	0.20139	0.20084	0.20080	0.20076	0.20072	0.20068	0.20064	0.20060	0.20056
89	0.17835	0.17817	0.17799	0.17781	0.17763	0.17745	0.17727	0.17710	0.17692	0.17674	0.17656	0.17600	0.17545	0.17489	0.17433	0.17377	0.17287	0.17196	0.17106	0.17016	0.16926	0.16869	0.16812	0.16754	0.16750	0.16746	0.16742	0.16738	0.16733	0.16729
88	0.15493	0.15474	0.15455	0.15437	0.15418	0.15400	0.15381	0.15363	0.15344	0.15326	0.15308	0.15250	0.15192	0.15134	0.15076	0.15018	0.14925	0.14832	0.14739	0.14646	0.14553	0.14494	0.14435	0.14376	0.14371	0.14367	0.14363	0.14359	0.14354
87	0.13738	0.13718	0.13699	0.13680	0.13661	0.13642	0.13623	0.13604	0.13585	0.13566	0.13547	0.13487	0.13428	0.13368	0.13309	0.13250	0.13154	0.13059	0.12963	0.12868	0.12773	0.12713	0.12652	0.12592	0.12588	0.12583	0.12579	0.12574
86	0.12374	0.12354	0.12335	0.12315	0.12295	0.12276	0.12256	0.12237	0.12218	0.12198	0.12179	0.12118	0.12057	0.11996	0.11935	0.11875	0.11777	0.11680	0.11582	0.11486	0.11389	0.11327	0.11266	0.11205	0.11200	0.11196	0.11191
85	0.11284	0.11264	0.11244	0.11224	0.11204	0.11184	0.11164	0.11144	0.11125	0.11105	0.11085	0.11023	0.10961	0.10899	0.10837	0.10775	0.10676	0.10577	0.10478	0.10380	0.10281	0.10219	0.10157	0.10095	0.10090	0.10086
84	0.10394	0.10373	0.10353	0.10332	0.10312	0.10292	0.10272	0.10251	0.10231	0.10211	0.10191	0.10128	0.10065	0.10002	0.09939	0.09876	0.09775	0.09675	0.09575	0.09475	0.09376	0.09312	0.09249	0.09187	0.09182
83	0.09653	0.09632	0.09611	0.09590	0.09570	0.09549	0.09529	0.09508	0.09488	0.09467	0.09447	0.09383	0.09319	0.09255	0.09191	0.09127	0.09025	0.08923	0.08822	0.08721	0.08621	0.08557	0.08493	0.08430
82	0.09027	0.09005	0.08984	0.08963	0.08942	0.08921	0.08901	0.08880	0.08859	0.08838	0.08818	0.08753	0.08688	0.08623	0.08558	0.08494	0.08391	0.08288	0.08185	0.08083	0.07982	0.07918	0.07853
81	0.08491	0.08469	0.08448	0.08427	0.08405	0.08384	0.08363	0.08342	0.08321	0.08300	0.08279	0.08213	0.08147	0.08082	0.08017	0.07952	0.07847	0.07743	0.07639	0.07537	0.07434	0.07370
80	0.08027	0.08006	0.07984	0.07962	0.07941	0.07919	0.07898	0.07877	0.07855	0.07834	0.07813	0.07746	0.07680	0.07613	0.07547	0.07482	0.07376	0.07271	0.07167	0.07063	0.06960
79	0.07622	0.07601	0.07579	0.07557	0.07535	0.07513	0.07492	0.07470	0.07449	0.07427	0.07406	0.07338	0.07271	0.07204	0.07137	0.07071	0.06964	0.06858	0.06753	0.06649
78	0.07266	0.07244	0.07222	0.07200	0.07178	0.07155	0.07134	0.07112	0.07090	0.07068	0.07047	0.06978	0.06911	0.06843	0.06776	0.06709	0.06601	0.06494	0.06388
77	0.06950	0.06927	0.06905	0.06883	0.06860	0.06838	0.06816	0.06794	0.06772	0.06750	0.06728	0.06659	0.06591	0.06522	0.06455	0.06387	0.06278	0.06171
76	0.06668	0.06645	0.06622	0.06600	0.06577	0.06555	0.06532	0.06510	0.06488	0.06466	0.06444	0.06374	0.06305	0.06236	0.06167	0.06099	0.05990
75	0.06414	0.06391	0.06368	0.06346	0.06323	0.06300	0.06278	0.06255	0.06233	0.06210	0.06188	0.06118	0.06048	0.05978	0.05909	0.05841
74	0.06185	0.06162	0.06139	0.06116	0.06093	0.06070	0.06048	0.06025	0.06002	0.05980	0.05957	0.05886	0.05816	0.05746	0.05676
73	0.05978	0.05955	0.05931	0.05908	0.05885	0.05862	0.05839	0.05816	0.05793	0.05770	0.05748	0.05676	0.05605	0.05535
72	0.05789	0.05766	0.05742	0.05719	0.05695	0.05672	0.05649	0.05626	0.05603	0.05580	0.05557	0.05485	0.05413
71	0.05617	0.05593	0.05569	0.05545	0.05522	0.05498	0.05475	0.05452	0.05428	0.05405	0.05382	0.05309
70	0.05458	0.05434	0.05410	0.05387	0.05363	0.05339	0.05315	0.05292	0.05268	0.05245	0.05222
69	0.05313	0.05289	0.05264	0.05240	0.05216	0.05192	0.05169	0.05145	0.05121	0.05098
68	0.05178	0.05154	0.05130	0.05105	0.05081	0.05057	0.05033	0.05009	0.04985
67	0.05054	0.05029	0.05005	0.04980	0.04956	0.04931	0.04907	0.04883
66	0.04938	0.04914	0.04889	0.04864	0.04840	0.04815	0.04791
65	0.04831	0.04806	0.04781	0.04756	0.04731	0.04707
64	0.04731	0.04706	0.04681	0.04656	0.04631
63	0.04638	0.04612	0.04587	0.04562
62	0.04550	0.04525	0.04499
61	0.04468	0.04443
60	0.04391

          APPENDIX H

          EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

          The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider under various Variable Account Performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix F for a detailed example of the operation of the Protective Income Manager Rider.

          Example 1—Negative Variable Account Performance

          ASSUMPTIONS:

            Covered Person #1, Joe, 60 years old on the Rider Issue Date
            Covered Person #2, Sally, 80 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Joint Life Coverage
            Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
            Variable Account performance (before all fees and charges): -7% in all years
Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal(A)	Impact of Fund Performance(B)	EOY Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	100,000	100,000	2,373	4,391	-7,681	85,555	-7.00%
2	82	0	85,555	2,216	3,952	-6,556	72,831	-7.00%
3	83	0	72,831	2,075	3,952	-5,553	61,251	-7.00%
4	84	0	61,251	1,948	3,952	-4,640	50,711	-7.00%
5	85	0	50,711	1,832	3,952	-3,808	41,119	-7.00%
6	86	0	41,119	1,726	3,952	-3,051	32,390	-7.00%
7	87	0	32,390	1,630	3,952	-2,362	24,446	-7.00%
8	88	0	24,446	1,542	3,952	-1,736	17,215	-7.00%
9	89	0	17,215	1,463	3,952	-1,165	10,635	-7.00%
10	90	0	10,635	1,390	3,952	-646	4,647	-7.00%
11	91	0	4,647	1,178	3,952	-176	0	-7.00%
12	92	0	0	0	3,952	0	0	-7.00%
13	93	0	0	0	3,952	0	0	-7.00%
14	94	0	0	0	3,952	0	0	-7.00%
15	95	0	0	0	3,952	0	0	-7.00%	3,952	0(D)

          (A) $4,391 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

          (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

          (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

          (D) On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $3,952 until they both die.

          Example 2—Flat Variable Account Performance

          ASSUMPTIONS:

            Covered Person #1, Joe, 60 years old on the Rider Issue Date
            Covered Person #2, Sally, 80 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Joint Life Coverage
            Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
            Variable Account performance (before all fees and charges): 0% in all years
Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal(A)	Impact of Fund Performance(B)	EOY Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	100,000	100,000	2,409	4,391	-964	92,235	0.00%
2	82	0	92,235	2,322	4,121	-889	84,904	0.00%
3	83	0	84,904	2,239	3,952	-817	77,895	0.00%
4	84	0	77,895	2,160	3,952	-747	71,036	0.00%
5	85	0	71,036	2,081	3,952	-679	64,323	0.00%
6	86	0	64,323	2,005	3,952	-613	57,753	0.00%
7	87	0	57,753	1,930	3,952	-548	51,323	0.00%
8	88	0	51,323	1,857	3,952	-484	45,029	0.00%
9	89	0	45,029	1,785	3,952	-422	38,870	0.00%
10	90	0	38,870	1,715	3,952	-361	32,842	0.00%
11	91	0	32,842	1,646	3,952	-301	26,942	0.00%
12	92	0	26,942	1,579	3,952	-243	21,167	0.00%
13	93	0	21,167	1,514	3,952	-186	15,516	0.00%
14	94	0	15,516	1,449	3,952	-130	9,985	0.00%
15	95	0	9,985	1,386	3,952	-75	4,571	0.00%	3,952	394(D)

          (A) $4,391 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

          (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

          (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

          (D) On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $394 are less than Protected Lifetime Payments of $3,952, Sally and Joe will receive Protected Lifetime Payments in an annual amount of of $3,952 until they both die. The $394 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

          Example 3—Flat Variable Account Performance

          ASSUMPTIONS:

            Covered Person #1, Joe, 60 years old on the Rider Issue Date
            Covered Person #2, Sally, 80 years old on the Rider Issue Date
            Purchased the Protective Income Manager Rider at the time of Contract purchase
            Elected Joint Life Coverage
            Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
            Variable Account performance (before all fees and charges): 7% in all years
Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal(A)	Impact of Fund Performance(B)	EOY Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	100,000	100,000	2,444	4,391	5,757	98,921	7.00%
2	82	0	98,921	2,432	4,420	5,692	97,761	7.00%
3	83	0	97,761	2,418	4,448	5,623	96,518	7.00%
4	84	0	96,518	2,403	4,476	5,548	95,187	7.00%
5	85	0	95,187	2,387	4,503	5,469	93,765	7.00%
6	86	0	93,765	2,370	4,530	5,384	92,249	7.00%
7	87	0	92,249	2,352	4,556	5,294	90,635	7.00%
8	88	0	90,635	2,333	4,581	5,198	88,919	7.00%
9	89	0	88,919	2,313	4,604	5,096	87,098	7.00%
10	90	0	87,098	2,292	4,627	4,988	85,167	7.00%
11	91	0	85,167	2,269	4,649	4,873	83,122	7.00%
12	92	0	83,122	2,245	4,669	4,752	80,960	7.00%
13	93	0	80,960	2,219	4,687	4,624	78,678	7.00%
14	94	0	78,678	2,192	4,703	4,488	76,270	7.00%
15	95	0	76,270	2,164	4,718	4,345	73,734	7.00%	3,952	6,354(D)

          (A) $4,391 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

          (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

          (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

          (D) On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $6,354 are greater than Protected Lifetime Payments of $3,952, Sally and Joe will receive annuity payments in an annual amount of $6,354 until they both die. The $6,354 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

          If you would like to receive a free Statement of Additional Information for the Contracts offered under this Prospectus, please complete, tear off and return this form to Protective Life – Life and Annuity Division, Customer Service Center at the address shown on the front cover. If you would prefer an electronic copy, please include your email address below to receive a link to view and download the document.

          Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity NY II B Series Contract.

          Name:

          Address

          City, State, Zip

          Daytime Telephone Number

          PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

          P.O. Box 10648
          Birmingham, Alabama 35202-0648
          Telephone: 1-800-456-6330

          STATEMENT OF ADDITIONAL INFORMATION
          VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
          PROTECTIVE VARIABLE ANNUITY NY II B SERIES
          A FLEXIBLE PREMIUM
          DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

          This Statement of Additional Information contains information in addition to the information described in the Prospectuses for the Protective Variable Annuity NY II B Series, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contracts is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

          THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2018.

          STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

          SAFEKEEPING OF ACCOUNT ASSETS

          Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

          Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

          The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

          STATE REGULATION

          Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Alabama which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

          RECORDS AND REPORTS

          Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

          LEGAL MATTERS

          Eversheds Sutherland (US) of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

          EXPERTS

          The statement of assets and liabilities of the Sub-Accounts of Variable Annuity Account A of Protective Life as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

          The statutory financial statements and schedules of Protective Life and Annuity Insurance Company as of December 31, 2017 and 2016, and for the years then ended (prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Alabama) included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

          The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

          1

          OTHER INFORMATION

          A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N. E., Washington, D.C. 20549.

          FINANCIAL STATEMENTS

          The audited statement of assets and liabilities of the Sub-Accounts of Variable Annuity Account A of Protective Life as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

          The statutory financial statements of Protective Life as of December 31, 2017 and 2016 and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the two years ended December 31, 2017 as well as the Report of Independent Auditors are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in Variable Annuity Account A of Protective Life.

          On January 18, 2018, PLC and Protective Life Insurance Company ("PLICO"), Protective Life's parent company, entered into a Master Transaction Agreement (the "Master Transaction Agreement") with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. ("Liberty Mutual"), The Lincoln National Life Insurance Company ("Lincoln Life"), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual's Group Benefits Business and Individual Life and Annuity Business (the "Life Business") through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston ("Liberty") (the "Transaction"). Pursuant to the Master Transaction Agreement, PLC, PLICO and Protective Life agreed to enter into reinsurance agreements and related ancillary agreements at the closing of the Transaction. Under the reinsurance agreements, Liberty will cede to PLICO and Protective Life substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to Protective Life as of the closing of the Transaction are expected to be approximately $2.52 billion. To support its obligations under the reinsurance agreements, PLICO and Protective Life will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by Protective Life of approximately $228 million. The Transaction is expected to be completed on or about May 1, 2018, subject to regulatory approvals and other customary closing conditions. No more than 75 days after completion of the Transaction, Protective Life plans to file pro forma financial statements for the Company and other financial statements to the extent required by Securities and Exchange Commission ("SEC") regulations with the SEC.

          Financial Statements follow this page.

          2

          INDEX TO FINANCIAL STATEMENTS

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2017	FSA-5
Statement of Operations for the year ended December 31, 2017	FSA-16
Statement of Changes in Net Assets for the year ended December 31, 2017	FSA-27
Statement of Changes in Net Assets for the year ended December 31, 2016	FSA-38
Notes to Financial Statements	FSA-49

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
Report of Independent Auditors	F-1
Statements of Admitted Assets, Liabilities, and Capital and Surplus ended December 31, 2017, and 2016	F-3
Statement of Operations as of December 31, 2017, and 2016	F-4
Statement of Changes in Capital and Surplus	F-5
Statements of Cash Flows for the years ended December 31, 2017, and 2016	F-6
Notes to Consolidated Financial Statements	F-7
Supplemental Schedules:
Selected Financial Data Schedule	F-57
Summary Investment Schedule	F-60
Investment Risk Interrogatories	F-61

          All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

          FSA-1

          Report of Independent Registered Public Accounting Firm

          To the Board of Directors of Protective Life Insurance Company and the Contract Owners of the Variable Account A of Protective Life

          Opinions on the Financial Statements

          We have audited the accompanying statements of assets and liabilities of each of the subaccounts of the Variable Annuity Account A of Protective Life indicated in the table below as of December 31, 2017 and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Variable Annuity Account A of Protective Life as of December 31, 2017, and the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

American Funds IS Asset Allocation Class 4 (1)	Protective Life Dynamic Allocation Series - Conservative (2)
American Funds IS Blue Chip Income & Growth Class 4 (1)	Protective Life Dynamic Allocation Series - Growth (2)
American IS Global Growth Class 4 (1)	Protective Life Dynamic Allocation Series - Moderate (2)
American Funds IS Global Small Capitalization Class 4 (1)	Lord Abbett Bond Debenture VC (1)
American Funds IS Growth Class 4 (3)	Lord Abbett Calibrated Dividend Growth VC (1)
American Funds IS New World Class 4 (1)	Lord Abbett Classic Stock VC (1)
ClearBridge Variable Mid Cap II (1)	Lord Abbett Growth & Income VC (1)
ClearBridge Variable Small Cap Growth II (1)	Lord Abbett Growth Opportunities VC (1)
Fidelity Contrafund Portolio SC2 (1)	Lord Abbett International Opportunities VC (1)
Fidelity Equity Income SC2 (1)	Lord Abbett Mid Cap Stock VC (1)
Fidelity Index 500 Portfolio SC2 (1)	Lord Abbett Series Fundamental Equity VC (1)
Fidelity Investment Grade Bonds SC2 (1)	MFS Growth Series IC (1)
Fidelity Mid Cap SC2 (1)	MFS Growth Series SC (1)
Franklin Flex Cap Growth VIP CL 2 (1)	MFS Investors Trust IC (1)
Franklin Income VIP CL 2 (1)	MFS Investors Trust SC (1)
Fidelity Mutual Shares VIP CL 2 (1)	MFS New Discovery IC (1)
Franklin Rising Dividend VIP CL 2 (1)	MFS New Discovery SC (1)
Franklin Small Cap Value VIP CL 2 (1)	MFS Research IC (1)
Franklin Small-Mid Cap Growth VIP CL 2 (1)	MFS Research SC (1)
Franklin US Government Securities VIP CL 2 (1)	MFS Total Return IC (1)

          FSA-2

Templeton Developing Markets VIP CL 2 (1)	MFS Total Return SC (1)
Templeton Foreign VIP CL 2 (1)	MFS Utilities IC (1)
Templeton Global Bond VIP Fund CL 2 (1)	MFS Utilities SC (1)
Templeton Growth VIP CL 2 (1)	MFS VIT Total Return Bond Series SC (1)
Goldman Sachs Global Trends Allocation SC (1)	MFS VIT Value SC (1)
Goldman Sachs Large Cap Value (1)	MFS VIT II Emerging Markets Equity SC (1)
Goldman Sachs Large Cap Value Fund SC (1)	MFS VIT II International Value SC (1)
Goldman Sachs Mid Cap Value SC (1)	MFS VIT II MA Investors Growth Stock SC (1)
Goldman Sachs Small Cap Equity Insights (1)	Oppenheimer Capital Appreciation Fund/VA (1)
Goldman Sachs Strategic Growth (1)	Oppenheimer Capital Appreciation Fund/VA SC (1)
Goldman Sachs Strategic Growth SC (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA (1)
Goldman Sachs Strategic International Equity (1)	Oppenheimer Global Fund /VA (1)
Goldman Sachs Strategic International Equity SC (1)	Oppenheimer Global Fund/ VA SC (1)
Goldman Sachs US Equity Insights (1)	Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs US Equity Insights SC (1)	Oppenheimer Global Strategic Income Fund/VA SC (1)
Goldman Sachs VIT Core Fixed Income SC (1)	Oppenheimer Government Money Fund VA (1)
Goldman Sachs VIT Growth Opportunities SC (1)	Oppenheimer Main Street Fund/VA (1)
Invesco VI American Franchise I (1)	Oppenheimer Main Street Fund/VA SC (1)
Invesco VI American Value II (1)	PIMCO VIT All Asset Advisor (1)
Invesco VI Balanced Risk Allocation II (1)	PIMCO VIT Global Diversified Allocation Portfolio (1)
Invesco VI Comstock I (1)	PIMCO VIT Long-Term US Government Advisor (1)
Invesco VI Comstock II (1)	PIMCO VIT Low Duration Advisor (1)
Invesco VI Equity and Income II (1)	PIMCO VIT Real Return Advisor (1)
Invesco VI Global Real Estate II (1)	PIMCO VIT Short-Term Advisor (1)
Invesco VI Government Securities II (1)	PIMCO VIT Total Return Advisor (1)
Invesco VI Growth & Income I (1)	QS Legg Mason Dynamic Multi-Strategy VIT II (1)
Invesco VI Growth & Income II (1)	Royce Capital Fund Micro-Cap SC (1)
Invesco VI International Growth II (1)	Royce Capital Fund Small-Cap SC (1)
Invesco VI Mid-Cap Growth II (1)	Morgan Stanley VIF, Inc. Global Real Estate Portfolio (1)
Invesco VI Small Cap Equity II (1)

          (1) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in net assets for the years ended December 31, 2017 and 2016

          (2) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in net assets for the year ended December 31, 2017 and for the period August 15, 2016 (commencement of operations) through December 31, 2016

          (3) Statement of assets and liabilities as of December 31, 2017, and statements of operations and of changes in net assets for the period July 10, 2017 (commencement of operations) through December 31, 2017

          FSA-3

          Basis for Opinions

          These financial statements are the responsibility of Protective Life Insurance Company’s management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Variable Annuity Account A of Protective Life based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in the Variable Annuity Account A of Protective Life in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

          We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

          Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

          /s/ PricewaterhouseCoopers LLP

          Birmingham, Alabama

          April 24, 2018

          We have served as the auditor of one or more of the subaccounts in Variable Annuity Account A of Protective Life since 1998.

          FSA-4

          The Variable Annuity Account A of Protective Life

          Statement of Assets and Liabilities

          As of December 31, 2017

	American Funds Variable Insurance Products Trust						Fidelity Variable Insurance Products
($ in thousands, except Fair Value per Share)	American Funds IS Asset Allocation Class 4	American Funds IS Blue Chip Income & Growth Class 4	American Funds IS Global Growth Class 4	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth Class 4	American Funds IS New World Class 4	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2
ASSETS
Investments in subaccounts at fair value	$314	$87	$319	$8	$100	$8	$8,202	$180
Receivable from Protective Life & Annuity Insurance Company	—	—	—	—	—	—	2	—
Total assets	314	87	319	8	100	8	8,204	180

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	—	—	—	—	—	2	—
Net assets	$314	$87	$319	$8	$100	$8	$8,202	$180

Units Outstanding	26	7	26	1	7	1	402	8

Shares Owned in each Portfolio	13	6	11	—	1	—	221	8

Fair Value per Share	$23.40	$14.77	$30.13	$24.91	$76.56	$24.99	$37.05	$23.32

Investment in Portfolio shares, at Cost	$287	$78	$258	$8	$90	$6	$6,121	$117

          The accompanying notes are an integral part of these financial statements

          FSA-5

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Fidelity Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
ASSETS
Investments in subaccounts at fair value	$9,228	$6,146	$5,681	$411	$7,884	$6,908	$6,847	$988	$1,458
Receivable from Protective Life & Annuity Insurance Company	1	1	8	1	16	12	4	1	2
Total assets	9,229	6,147	5,689	412	7,900	6,920	6,851	989	1,460

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	1	1	8	1	16	12	4	1	2
Net assets	$9,228	$6,146	$5,681	$411	$7,884	$6,908	$6,847	$988	$1,458

Units Outstanding	434	518	290	23	530	417	331	49	79

Shares Owned in each Portfolio	34	492	150	55	488	339	241	50	82

Fair Value per Share	$267.78	$12.49	$37.79	$7.46	$16.17	$20.36	$28.46	$19.80	$17.83

Investment in Portfolio shares, at Cost	$6,615	$6,297	$4,662	$423	$7,161	$6,182	$5,491	$891	$1,379

The accompanying notes are an integral part of these financial statements

FSA-6

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC
ASSETS
Investments in subaccounts at fair value	$5,299	$809	$2,894	$8,723	$567	$194	$—	$1,527	$2,907
Receivable from Protective Life & Annuity Insurance Company	—	1	3	19	2	—	—	2	—
Total assets	5,299	810	2,897	8,742	569	194	—	1,529	2,907

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	1	3	19	2	—	—	2	—
Net assets	$5,299	$809	$2,894	$8,723	$567	$194	$—	$1,527	$2,907

Units Outstanding	502	73	235	763	35	16	—	77	164

Shares Owned in each Portfolio	439	79	187	528	35	16	—	169	172

Fair Value per Share	$12.08	$10.23	$15.47	$16.51	$15.97	$12.45	$9.06	$9.06	$16.95

Investment in Portfolio shares, at Cost	$5,795	$605	$2,596	$9,982	$467	$179	$—	$1,664	$2,560

The accompanying notes are an integral part of these financial statements

FSA-7

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Growth Opportunities SC
ASSETS
Investments in subaccounts at fair value	$14	$51	$4,420	$3	$732	$63	$18	$461	$599
Receivable from Protective Life & Annuity Insurance Company	—	—	—	—	1	—	—	—	1
Total assets	14	51	4,420	3	733	63	18	461	600

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	—	—	—	1	—	—	—	1
Net assets	$14	$51	$4,420	$3	$732	$63	$18	$461	$599

Units Outstanding	—	1	191	—	52	1	1	45	31

Shares Owned in each Portfolio	1	3	225	—	67	3	1	43	78

Fair Value per Share	$13.66	$19.73	$19.68	$10.88	$10.91	$19.41	$19.48	$10.65	$7.70

Investment in Portfolio shares, at Cost	$11	$31	$3,319	$4	$586	$48	$9	$462	$556

The accompanying notes are an integral part of these financial statements

FSA-8

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II
ASSETS
Investments in subaccounts at fair value	$77	$364	$12,456	$93	$786	$2,588	$586	$429	$49	$8,050
Receivable from Protective Life & Annuity Insurance Company	—	—	1	—	1	—	1	—	—	1
Total assets	77	364	12,457	93	787	2,588	587	429	49	8,051

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	—	1	—	1	—	1	—	—	1
Net assets	$77	$364	$12,456	$93	$786	$2,588	$586	$429	$49	$8,050

Units Outstanding	7	21	917	3	35	134	42	42	2	367

Shares Owned in each Portfolio	1	20	1,115	5	38	137	35	38	2	355

Fair Value per Share	$62.97	$18.20	$11.17	$20.62	$20.54	$18.95	$16.86	$11.31	$22.70	$22.66

Investment in Portfolio shares, at Cost	$61	$324	$13,815	$55	$638	$2,164	$564	$450	$38	$6,941

The accompanying notes are an integral part of these financial statements

FSA-9

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Invesco Variable Insurance Funds			Clayton Street Trust			Legg Mason Partners Variable Equity Trust
($ in thousands, except Fair Value per Share)	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II
ASSETS
Investments in subaccounts at fair value	$332	$459	$63	$242	$154	$365	$1,516	$894	$11,389
Receivable from Protective Life & Annuity Insurance Company	—	1	—	—	—	—	2	1	13
Total assets	332	460	63	242	154	365	1,518	895	11,402

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	1	—	—	—	—	2	1	13
Net assets	$332	$459	$63	$242	$154	$365	$1,516	$894	$11,389

Units Outstanding	24	34	4	22	12	31	77	40	897

Shares Owned in each Portfolio	8	83	3	21	12	31	75	36	863

Fair Value per Share	$39.33	$5.53	$19.05	$11.42	$13.06	$11.94	$20.12	$24.96	$13.19

Investment in Portfolio shares, at Cost	$279	$402	$59	$218	$124	$333	$1,279	$692	$9,412

The accompanying notes are an integral part of these financial statements

FSA-10

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Lord Abbett Series Fund, Inc.								MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
ASSETS
Investments in subaccounts at fair value	$9,075	$757	$614	$387	$862	$234	$255	$3,773	$62	$592
Receivable from Protective Life & Annuity Insurance Company	1	1	1	—	1	—	—	—	—	1
Total assets	9,076	758	615	387	863	234	255	3,773	62	593

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	1	—	1	—	2	—	—	—	—	1
Net assets	$9,075	$758	$614	$387	$861	$234	$255	$3,773	$62	$592

Units Outstanding	519	35	33	18	39	12	13	202	2	25

Shares Owned in each Portfolio	733	47	46	10	61	24	10	200	1	13

Fair Value per Share	$12.38	$16.02	$13.33	$37.15	$14.20	$9.86	$24.51	$18.86	$48.90	$47.27

Investment in Portfolio shares, at Cost	$9,083	$691	$566	$245	$770	$202	$221	$3,412	$27	$345

The accompanying notes are an integral part of these financial statements

FSA-11

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
ASSETS
Investments in subaccounts at fair value	$59	$544	$19	$792	$21	$58	$54	$257
Receivable from Protective Life & Annuity Insurance Company	—	1	—	1	—	—	—	—
Total assets	59	545	19	793	21	58	54	257

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	1	—	1	—	—	—	—
Net assets	$59	$544	$19	$792	$21	$58	$54	$257

Units Outstanding	2	22	—	29	1	2	2	11

Shares Owned in each Portfolio	2	18	1	43	1	2	2	11

Fair Value per Share	$30.07	$29.69	$20.10	$18.57	$29.50	$29.17	$24.70	$24.28

Investment in Portfolio shares, at Cost	$40	$364	$13	$689	$13	$51	$40	$191

The accompanying notes are an integral part of these financial statements

FSA-12

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC
ASSETS
Investments in subaccounts at fair value	$17	$247	$1,876	$575	$6	$56	$171	$98	$668
Receivable from Protective Life & Annuity Insurance Company	—	8	—	1	—	—	—	—	1
Total assets	17	255	1,876	576	6	56	171	98	669

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	8	—	1	—	—	—	—	1
Net assets	$17	$247	$1,876	$575	$6	$56	$171	$98	$668

Units Outstanding	—	10	161	27	1	3	13	3	31

Shares Owned in each Portfolio	1	9	144	28	—	2	9	2	12

Fair Value per Share	$29.50	$28.98	$12.99	$20.55	$16.94	$27.80	$18.38	$55.70	$54.89

Investment in Portfolio shares, at Cost	$14	$207	$1,888	$363	$5	$44	$164	$68	$561

The accompanying notes are an integral part of these financial statements

FSA-13

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
ASSETS
Investments in subaccounts at fair value	$63	$95	$4,374	$19	$6,279	$7,909	$24	$1,753
Receivable from Protective Life & Annuity Insurance Company	—	—	—	—	1	12	—	2
Total assets	63	95	4,374	19	6,280	7,921	24	1,755

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	—	—	—	—	1	10	—	2
Net assets	$63	$95	$4,374	$19	$6,279	$7,911	$24	$1,753

Units Outstanding	2	2	189	1	448	2,650	1	78

Shares Owned in each Portfolio	1	2	93	4	1,192	7,909	1	55

Fair Value per Share	$84.21	$47.42	$46.88	$5.13	$5.27	$1.00	$32.25	$31.91

Investment in Portfolio shares, at Cost	$39	$60	$2,994	$19	$6,719	$7,909	$14	$1,458

The accompanying notes are an integral part of these financial statements

FSA-14

The Variable Annuity Account A of Protective Life

Statement of Assets and Liabilities, continued

As of December 31, 2017

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
($ in thousands, except Fair Value per Share)	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate Portfolio
ASSETS
Investments in subaccounts at fair value	$474	$982	$1,354	$2,662	$7,229	$2,011	$15,316	$1,130	$3,516	$487
Receivable from Protective Life & Annuity Insurance Company	1	1	2	—	2	—	15	5	—	—
Total assets	475	983	1,356	2,662	7,231	2,011	15,331	1,135	3,516	487

LIABILITIES
Payable to Protective Life & Annuity Insurance Company	1	1	2	—	2	—	15	5	—	—
Net assets	$474	$982	$1,354	$2,662	$7,229	$2,011	$15,316	$1,130	$3,516	$487

Units Outstanding	41	78	98	262	672	200	1,344	95	218	36

Shares Owned in each Portfolio	43	90	111	260	582	194	1,400	111	411	44

Fair Value per Share	$10.97	$10.92	$12.25	$10.24	$12.42	$10.37	$10.94	$10.21	$8.55	$11.09

Investment in Portfolio shares, at Cost	$437	$901	$1,422	$2,741	$8,296	$1,985	$15,957	$1,196	$3,623	$388

The accompanying notes are an integral part of these financial statements

FSA-15

The Variable Annuity Account A of Protective Life

Statement of Operations

For the year ended December 31, 2017

	American Funds Variable Insurance Products Trust						Fidelity Variable Insurance Products
	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 4	American Funds Growth Class 4	American Funds New World Class 4	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	7/10/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$4	$1	$2	$—	$—	$—	$62	$3

EXPENSES
Mortality and expense risk and administrative charges	3	—	4	—	—	—	118	3

Net investment income (loss)	1	1	(2)	—	—	—	(56)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	—	2	—	—	—	100	—
Capital gain distributions	8	2	9	—	—	—	436	4
Net realized gain (loss) on investments	8	2	11	—	—	—	536	4

Net unrealized appreciation (depreciation) on investments	22	6	66	1	9	1	968	14
Net realized and unrealized gain (loss) on investments	30	8	77	1	9	1	1,504	18

Net increase (decrease) in net assets resulting from operations	$31	$9	$75	$1	$9	$1	$1,448	$18

The accompanying notes are an integral part of these financial statements

FSA-16

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust
	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$140	$136	$27	$—	$332	$156	$104	$5	$—

EXPENSES
Mortality and expense risk and administrative charges	134	88	76	6	113	98	96	14	21

Net investment income (loss)	6	48	(49)	(6)	219	58	8	(9)	(21)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	142	3	55	4	76	35	61	19	6
Capital gain distributions	29	27	256	1	—	283	248	66	133
Net realized gain (loss) on investments	171	30	311	5	76	318	309	85	139

Net unrealized appreciation (depreciation) on investments	1,426	69	688	95	332	48	861	(12)	128
Net realized and unrealized gain (loss) on investments	1,597	99	999	100	408	366	1,170	73	267

Net increase (decrease) in net assets resulting from operations	$1,603	$147	$950	$94	$627	$424	$1,178	$64	$246

The accompanying notes are an integral part of these financial statements

FSA-17

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$142	$7	$71	$—	$9	$1	$—	$21	$14

EXPENSES
Mortality and expense risk and administrative charges	76	11	45	127	7	4	—	21	41

Net investment income (loss)	66	(4)	26	(127)	2	(3)	—	—	(27)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(18)	36	20	(105)	9	8	—	16	25
Capital gain distributions	—			29	—	5	—	263	157
Net realized gain (loss) on investments	(18)	36	20	(76)	9	13	—	279	182

Net unrealized appreciation (depreciation) on investments	(51)	219	335	260	76	17	—	(158)	101
Net realized and unrealized gain (loss) on investments	(69)	255	355	184	85	30	—	121	283

Net increase (decrease) in net assets resulting from operations	$(3)	$251	$381	$57	$87	$27	$—	$121	$256

The accompanying notes are an integral part of these financial statements

FSA-18

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Growth Opportunities SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$11	$—	$11	$1	$—	$12	$—

EXPENSES
Mortality and expense risk and administrative charges	—	—	60	—	9	1	—	6	7

Net investment income (loss)	—	—	(49)	—	2	—	—	6	(7)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	1	119	(6)	9	2	—	—	4
Capital gain distributions	1	2	187	—	—	6	2	—	59
Net realized gain (loss) on investments	1	3	306	(6)	9	8	2	—	63

Net unrealized appreciation (depreciation) on investments	—	9	807	10	131	4	1	2	46
Net realized and unrealized gain (loss) on investments	1	12	1,113	4	140	12	3	2	109

Net increase (decrease) in net assets resulting from operations	$1	$12	$1,064	$4	$142	$12	$3	$8	$102

The accompanying notes are an integral part of these financial statements

FSA-19

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds
	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$2	$462	$2	$14	$37	$17	$8	$1	$103

EXPENSES
Mortality and expense risk and administrative charges	1	5	169	1	10	38	6	5	1	114

Net investment income (loss)	(1)	(3)	293	1	4	(1)	11	3	—	(11)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2	4	58	—	20	33	(4)	(1)	—	100
Capital gain distributions	6	3	662	4	32	46	10	—	2	331
Net realized gain (loss) on investments	8	7	720	4	52	79	6	(1)	2	431

Net unrealized appreciation (depreciation) on investments	10	19	(28)	8	56	151	17	—	3	524
Net realized and unrealized gain (loss) on investments	18	26	692	12	108	230	23	(1)	5	955

Net increase (decrease) in net assets resulting from operations	$17	$23	$985	$13	$112	$229	$34	$2	$5	$944

The accompanying notes are an integral part of these financial statements

FSA-20

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds			Janus Funds			Legg Mason Partners Variable Equity Trust
	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$4	$—	$—	$3	$1	$2	$3	$—	$138

EXPENSES
Mortality and expense risk and administrative charges	4	7	1	3	2	3	22	10	162

Net investment income (loss)	—	(7)	(1)	—	(1)	(1)	(19)	(10)	(24)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	4	10	—	2	2	1	17	11	117
Capital gain distributions	—	29	3	—	—	—	84	19	—
Net realized gain (loss) on investments	4	39	3	2	2	1	101	30	117

Net unrealized appreciation (depreciation) on investments	52	52	4	24	27	30	72	133	1,244
Net realized and unrealized gain (loss) on investments	56	91	7	26	29	31	173	163	1,361

Net increase (decrease) in net assets resulting from operations	$56	$84	$6	$26	$28	$30	$154	$153	$1,337

The accompanying notes are an integral part of these financial statements

FSA-21

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.								MFS Variable Insurance Trust
	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$371	$12	$5	$5	$—	$2	$2	$38	$—	$—

EXPENSES
Mortality and expense risk and administrative charges	132	9	8	6	12	2	4	53	1	8

Net investment income (loss)	239	3	(3)	(1)	(12)	—	(2)	(15)	(1)	(8)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	23	22	8	31	4	4	8	63	2	7
Capital gain distributions	88	41	50	37	29	18	25	284	2	23
Net realized gain (loss) on investments	111	63	58	68	33	22	33	347	4	30

Net unrealized appreciation (depreciation) on investments	328	54	31	(23)	141	44	(13)	66	12	118
Net realized and unrealized gain (loss) on investments	439	117	89	45	174	66	20	413	16	148

Net increase (decrease) in net assets resulting from operations	$678	$120	$86	$44	$162	$66	$18	$398	$15	$140

The accompanying notes are an integral part of these financial statements

FSA-22

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust
	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$3	$—	$—	$—	$1	$1	$5

EXPENSES
Mortality and expense risk and administrative charges	1	8	—	12	—	1	1	3

Net investment income (loss)	(1)	(5)	—	(12)	—	—	—	2

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	26	—	(10)	—	3	—	2
Capital gain distributions	2	22	—	16	1	4	2	7
Net realized gain (loss) on investments	2	48	—	6	1	7	2	9

Net unrealized appreciation (depreciation) on investments	9	67	4	183	3	5	3	14
Net realized and unrealized gain (loss) on investments	11	115	4	189	4	12	5	23

Net increase (decrease) in net assets resulting from operations	$10	$110	$4	$177	$4	$12	$5	$25

The accompanying notes are an integral part of these financial statements

FSA-23

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1	$11	$59	$10	$—	$1	$1	$—	$—

EXPENSES
Mortality and expense risk and administrative charges	—	4	26	8	—	1	3	1	9

Net investment income (loss)	1	7	33	2	—	—	(2)	(1)	(9)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1	4	(2)	24	—	—	2	1	11
Capital gain distributions	—	—	—	22	—	—	9	8	58
Net realized gain (loss) on investments	1	4	(2)	46	—	—	11	9	69

Net unrealized appreciation (depreciation) on investments	1	22	21	36	2	11	33	13	85
Net realized and unrealized gain (loss) on investments	2	26	19	82	2	11	44	22	154

Net increase (decrease) in net assets resulting from operations	$3	$33	$52	$84	$2	$11	$42	$21	$145

The accompanying notes are an integral part of these financial statements

FSA-24

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds
	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$1	$31	$—	$128	$37	$—	$17

EXPENSES
Mortality and expense risk and administrative charges	1	1	58		92	136	—	25
				—
Net investment income (loss)	(1)	—	(27)	—	36	(99)	—	(8)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2	6	134	—	(37)	—	—	12
Capital gain distributions	6	—	—	—	—	—	—	29
Net realized gain (loss) on investments	8	6	134	—	(37)	—	—	41

Net unrealized appreciation (depreciation) on investments	8	23	1,093	1	286	—	3	205
Net realized and unrealized gain (loss) on investments	16	29	1,227	1	249	—	3	246

Net increase (decrease) in net assets resulting from operations	$15	$29	$1,200	$1	$285	$(99)	$3	$238

The accompanying notes are an integral part of these financial statements

FSA-25

The Variable Annuity Account A of Protective Life

Statement of Operations, continued

For the year ended December 31, 2017

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$22	$22	$30	$32	$166	$33	$300	$6	$27	$11

EXPENSES
Mortality and expense risk and administrative charges	8	9	21	35	103	27	222	16	42	7

Net investment income (loss)	14	13	9	(3)	63	6	78	(10)	(15)	4

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	6	2	6	(5)	(44)	1	(34)	50	(532)	2
Capital gain distributions	—	—	—	—	—	—	—	117	—	—
Net realized gain (loss) on investments	6	2	6	(5)	(44)	1	(34)	167	(532)	2

Net unrealized appreciation (depreciation) on investments	35	83	88	4	135	12	474	(147)	458	28
Net realized and unrealized gain (loss) on investments	41	85	94	(1)	91	13	440	20	(74)	30

Net increase (decrease) in net assets resulting from operations	$55	$98	$103	$(4)	$154	$19	$518	$10	$(89)	$34

The accompanying notes are an integral part of these financial statements

FSA-26

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets

For the year ended December 31, 2017

	American Funds Variable Insurance Products Trust						Fidelity Variable Insurance Products
	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 4	American Funds Growth Class 4	American Funds New World Class 4	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	7/10/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$1	$1	$(2)	$—	$—	$—	$(56)	$—
Net realized gain (loss) on investments	8	2	11	—	—	—	536	4
Net unrealized appreciation (depreciation) on investments	22	6	66	1	9	1	968	14
Net increase (decrease) in net assets resulting from operations	31	9	75	1	9	1	1,448	18

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	130	28	43	—	93	—	—	—
Contract maintenance fees	(2)	—	(2)	—	—	—	(90)	—
Contract owners’ benefits	(5)	—	(31)	—	—	—	(572)	(1)
Transfer (to) from other portfolios	8	6	(8)	—	(2)	—	(149)	3
Net increase (decrease) in net assets resulting from variable annuity contract transactions	131	34	2	—	91	—	(811)	2

Total increase (decrease) in net assets	162	43	77	1	100	1	637	20

NET ASSETS
Beginning of period	152	44	242	7	—	7	7,565	160
End of period	$314	$87	$319	$8	$100	$8	$8,202	$180

The accompanying notes are an integral part of these financial statements

FSA-27

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust
	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$6	$48	$(49)	$(6)	$219	$58	$8	$(9)	$(21)
Net realized gain (loss) on investments	171	30	311	5	76	318	309	85	139
Net unrealized appreciation (depreciation) on investments	1,426	69	688	94	332	48	861	(12)	128
Net increase (decrease) in net assets resulting from operations	1,603	147	950	93	627	424	1,178	64	246

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	93	220	14	—	—	45	—	—	—
Contract maintenance fees	(108)	(70)	(59)	(5)	(95)	(79)	(82)	(11)	(16)
Contract owners’ benefits	(768)	(458)	(484)	(35)	(547)	(623)	(495)	(39)	(53)
Transfer (to) from other portfolios	(323)	590	(213)	(17)	(254)	102	(654)	(238)	(31)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,106)	282	(742)	(57)	(896)	(555)	(1,231)	(288)	(100)

Total increase (decrease) in net assets	497	429	208	36	(269)	(131)	(53)	(224)	146

NET ASSETS
Beginning of period	8,731	5,717	5,473	375	8,153	7,039	6,900	1,212	1,312
End of period	$9,228	$6,146	$5,681	$411	$7,884	$6,908	$6,847	$988	$1,458

The accompanying notes are an integral part of these financial statements

FSA-28

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$66	$(4)	$26	$(127)	$2	$(3)	$—	$—	$(27)
Net realized gain (loss) on investments	(18)	36	20	(76)	9	13	—	279	182
Net unrealized appreciation (depreciation) on investments	(51)	219	335	260	76	17	—	(158)	101
Net increase (decrease) in net assets resulting from operations	(3)	251	381	57	87	27	—	121	256

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1	—	—	—	—	—	—	—	—
Contract maintenance fees	(62)	(8)	(34)	(114)	(7)	(3)	—	(14)	(33)
Contract owners’ benefits	(544)	(46)	(157)	(824)	(18)	(14)	—	(217)	(207)
Transfer (to) from other portfolios	311	(73)	33	158	(54)	(1)	—	33	(57)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(294)	(127)	(158)	(780)	(79)	(18)	—	(198)	(297)

Total increase (decrease) in net assets	(297)	124	223	(723)	8	9	—	(77)	(41)

NET ASSETS
Beginning of period	5,596	685	2,671	9,446	559	185	0	1,604	2,948
End of period	$5,299	$809	$2,894	$8,723	$567	$194	$—	$1,527	$2,907

The accompanying notes are an integral part of these financial statements

FSA-29

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Growth Opportunities SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$—	$—	$(49)	$—	$2	$—	$—	$6	$(7)
Net realized gain (loss) on investments	1	3	306	(6)	9	8	2	—	63
Net unrealized appreciation (depreciation) on investments	—	9	807	10	131	5	1	2	46
Net increase (decrease) in net assets resulting from operations	1	12	1,064	4	142	13	3	8	102

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	—	—	—	—	44	—
Contract maintenance fees	—	—	(53)	—	(6)	—	—	(4)	(6)
Contract owners’ benefits	—	(2)	(412)	(1)	(16)	(8)	—	(33)	(22)
Transfer (to) from other portfolios	—	—	4	(17)	201	—	(1)	59	186
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	(2)	(461)	(18)	179	(8)	(1)	66	158

Total increase (decrease) in net assets	1	10	603	(14)	321	5	2	74	260

NET ASSETS
Beginning of period	13	41	3,817	17	411	58	16	387	339
End of period	$14	$51	$4,420	$3	$732	$63	$18	$461	$599

The accompanying notes are an integral part of these financial statements

FSA-30

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds
	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(1)	$(3)	$293	$1	$4	$(1)	$11	$3	$—	$(11)
Net realized gain (loss) on investments	8	7	720	4	52	79	6	(1)	2	431
Net unrealized appreciation (depreciation) on investments	10	19	(28)	8	56	151	17	—	3	524
Net increase (decrease) in net assets resulting from operations	17	23	985	13	112	229	34	2	5	944

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	22	72	—	—	1	—	44	—	1
Contract maintenance fees	—	(4)	(163)	—	(7)	(32)	(5)	(5)	—	(98)
Contract owners’ benefits	(10)	(19)	(790)	(1)	(85)	(275)	(30)	(46)	—	(752)
Transfer (to) from other portfolios	—	(14)	222	—	(35)	(111)	518	41	—	(609)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10)	(15)	(659)	(1)	(127)	(417)	483	34	—	(1,458)

Total increase (decrease) in net assets	7	8	326	12	(15)	(188)	517	36	5	(514)

NET ASSETS
Beginning of period	70	356	12,130	81	801	2,776	69	393	44	8,564
End of period	$77	$364	$12,456	$93	$786	$2,588	$586	$429	$49	$8,050

The accompanying notes are an integral part of these financial statements

FSA-31

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds			Janus Funds			Legg Mason Partners Variable Equity Trust
	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$—	$(7)	$(1)	$—	$(1)	$(1)	$(19)	$(10)	$(24)
Net realized gain (loss) on investments	4	39	3	2	2	1	101	30	117
Net unrealized appreciation (depreciation) on investments	52	52	4	24	27	30	72	133	1,244
Net increase (decrease) in net assets resulting from operations	56	84	6	26	28	30	154	153	1,337

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	—	—	—	—	—	2
Contract maintenance fees	(3)	(6)	—	(3)	(1)	(3)	(19)	(8)	(150)
Contract owners’ benefits	(31)	(42)	(2)	(11)	(7)	(11)	(154)	(59)	(1,389)
Transfer (to) from other portfolios	251	9	13	5	(8)	152	15	170	(290)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	217	(39)	11	(9)	(16)	138	(158)	103	(1,827)

Total increase (decrease) in net assets	273	45	17	17	12	168	(4)	256	(490)

NET ASSETS
Beginning of period	59	414	46	225	142	197	1,520	638	11,879
End of period	$332	$459	$63	$242	$154	$365	$1,516	$894	$11,389

The accompanying notes are an integral part of these financial statements

FSA-32

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.								MFS Variable Insurance Trust
	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$239	$3	$(3)	$(1)	$(12)	$—	$(2)	$(15)	$(1)	$(8)
Net realized gain (loss) on investments	111	63	58	68	33	22	33	347	4	30
Net unrealized appreciation (depreciation) on investments	328	54	31	(23)	141	44	(13)	66	12	118
Net increase (decrease) in net assets resulting from operations	678	120	86	44	162	66	18	398	15	140

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1	44	—	—	—	—	—	—	—	—
Contract maintenance fees	(111)	(7)	(7)	(4)	(12)	(2)	(3)	(46)	—	(3)
Contract owners’ benefits	(908)	(65)	(69)	(66)	(67)	(1)	(10)	(453)	(8)	(3)
Transfer (to) from other portfolios	184	(224)	(34)	(15)	(33)	(10)	(196)	(162)	—	(31)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(834)	(252)	(110)	(85)	(112)	(13)	(209)	(661)	(8)	(37)

Total increase (decrease) in net assets	(156)	(132)	(24)	(41)	50	53	(191)	(263)	7	103

NET ASSETS
Beginning of period	9,231	890	638	428	811	181	446	4,036	55	489
End of period	$9,075	$758	$614	$387	$861	$234	$255	$3,773	$62	$592

The accompanying notes are an integral part of these financial statements

FSA-33

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust
	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(1)	$(5)	$—	$(12)	$—	$—	$—	$2
Net realized gain (loss) on investments	2	48	—	6	1	7	2	9
Net unrealized appreciation (depreciation) on investments	9	67	4	183	3	5	3	14
Net increase (decrease) in net assets resulting from operations	10	110	4	177	4	12	5	25

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	1	—	—	—	—
Contract maintenance fees	—	(5)	—	(9)	—	—	—	(2)
Contract owners’ benefits	(3)	(107)	(1)	(159)	—	(11)	(1)	(14)
Transfer (to) from other portfolios	—	(51)	—	(75)	—	(2)	1	(1)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3)	(163)	(1)	(242)	—	(13)	—	(17)

Total increase (decrease) in net assets	7	(53)	3	(65)	4	(1)	5	8

NET ASSETS
Beginning of period	52	597	16	857	17	59	49	249
End of period	$59	$544	$19	$792	$21	$58	$54	$257

The accompanying notes are an integral part of these financial statements

FSA-34

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$1	$7	$33	$2	$—	$—	$(2)	$(1)	$(9)
Net realized gain (loss) on investments	1	4	(2)	46	—	—	11	9	69
Net unrealized appreciation (depreciation) on investments	1	22	21	36	2	11	33	13	85
Net increase (decrease) in net assets resulting from operations	3	33	52	84	2	11	42	21	145

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	1	—	—	1	—	—
Contract maintenance fees	—	(3)	(23)	(6)	—	—	(2)	—	(7)
Contract owners’ benefits	(12)	(31)	(222)	(70)	(1)	—	(29)	(11)	(45)
Transfer (to) from other portfolios	—	(11)	96	(37)	—	(1)	(10)	—	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12)	(45)	(149)	(112)	(1)	(1)	(40)	(11)	(50)

Total increase (decrease) in net assets	(9)	(12)	(97)	(28)	1	10	2	10	95

NET ASSETS
Beginning of period	26	259	1,973	603	5	46	169	88	573
End of period	$17	$247	$1,876	$575	$6	$56	$171	$98	$668

The accompanying notes are an integral part of these financial statements

FSA-35

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds
	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(1)	$—	$(27)	$—	$36	$(99)	$—	$(8)
Net realized gain (loss) on investments	8	6	134	—	(37)	—	—	41
Net unrealized appreciation (depreciation) on investments	8	23	1,093	1	286	—	3	205
Net increase (decrease) in net assets resulting from operations	15	29	1,200	1	285	(99)	3	238

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	1	—	28	—	—	44
Contract maintenance fees	—	—	(49)	—	(75)	(127)	—	(19)
Contract owners’ benefits	(11)	(24)	(450)	—	(665)	(746)	—	(107)
Transfer (to) from other portfolios	—	—	118	—	245	(1,856)	—	48
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(11)	(24)	(380)	—	(467)	(2,729)	—	(34)

Total increase (decrease) in net assets	4	5	820	1	(182)	(2,828)	3	204

NET ASSETS
Beginning of period	59	90	3,554	18	6,461	10,739	21	1,549
End of period	$63	$95	$4,374	$19	$6,279	$7,911	$24	$1,753

The accompanying notes are an integral part of these financial statements

FSA-36

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$14	$13	$9	$(3)	$63	$6	$78	$(10)	$(15)	$4
Net realized gain (loss) on investments	6	2	6	(5)	(44)	1	(34)	167	(532)	2
Net unrealized appreciation (depreciation) on investments	35	83	88	4	135	12	474	(147)	458	28
Net increase (decrease) in net assets resulting from operations	55	98	103	(4)	154	19	518	10	(89)	34

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	64	1	—	65	—	1	—
Contract maintenance fees	(6)	(8)	(16)	(29)	(93)	(24)	(189)	(12)	(35)	(5)
Contract owners’ benefits	(67)	(55)	(161)	(285)	(818)	(175)	(1,594)	(81)	(336)	(29)
Transfer (to) from other portfolios	—	360	4	344	493	57	841	(42)	233	56
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(73)	297	(173)	94	(417)	(142)	(877)	(135)	(137)	22

Total increase (decrease) in net assets	(18)	395	(70)	90	(263)	(123)	(359)	(125)	(226)	56

NET ASSETS
Beginning of period	492	587	1,424	2,572	7,492	2,134	15,675	1,255	3,742	431
End of period	$474	$982	$1,354	$2,662	$7,229	$2,011	$15,316	$1,130	$3,516	$487

The accompanying notes are an integral part of these financial statements

FSA-37

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets

For the year ended December 31, 2016

	American Funds Variable Insurance Products Trust					Fidelity Variable Insurance Products
	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 4	American Funds New World Class 4	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$—	$1	$(1)	$—	$—	$(48)	$1
Net realized gain (loss) on investments	4	2	12	1	—	348	13
Net unrealized appreciation (depreciation) on investments	5	3	(4)	(1)	1	85	10
Net increase (decrease) in net assets resulting from operations	9	6	7	—	1	385	24

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	93	14	163	—	—	91	—
Contract maintenance fees	(1)	—	(1)	—	—	(71)	—
Contract owners’ benefits	(3)	—	(14)	—	—	(359)	(1)
Transfer (to) from other portfolios	(1)	(1)	22	1	—	2,917	(14)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	88	13	170	1	—	2,578	(15)

Total increase (decrease) in net assets	97	19	177	1	1	2,963	9

NET ASSETS
Beginning of period	55	25	65	6	6	4,602	151
End of period	$152	$44	$242	$7	$7	$7,565	$160

The accompanying notes are an integral part of these financial statements

FSA-38

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust
	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$24	$44	$(37)	$(3)	$265	$61	$15	$(5)	$(10)
Net realized gain (loss) on investments	(127)	(7)	74	4	—	576	799	145	32
Net unrealized appreciation (depreciation) on investments	632	138	327	(24)	500	157	101	102	(22)
Net increase (decrease) in net assets resulting from operations	529	175	364	(23)	765	794	915	242	—

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	309	218	131	—	97	75	28	—	—
Contract maintenance fees	(72)	(70)	(42)	(3)	(74)	(61)	(84)	(10)	(8)
Contract owners’ benefits	(614)	(625)	(316)	(13)	(284)	(424)	(271)	(53)	(36)
Transfer (to) from other portfolios	4,496	99	3,021	108	4,704	3,348	2,493	578	1,061
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,119	(378)	2,794	92	4,443	2,938	2,166	515	1,017

Total increase (decrease) in net assets	4,648	(203)	3,158	69	5,208	3,732	3,081	757	1,017

NET ASSETS
Beginning of period	4,083	5,920	2,315	306	2,945	3,307	3,819	455	295
End of period	$8,731	$5,717	$5,473	$375	$8,153	$7,039	$6,900	$1,212	$1,312

The accompanying notes are an integral part of these financial statements

FSA-39

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$62	$(2)	$4	$(130)	$2	$(2)	$—	$8	$5
Net realized gain (loss) on investments	(21)	1	39	(73)	3	—	(3)	18	(17)
Net unrealized appreciation (depreciation) on investments	(79)	64	105	332	27	7	3	118	247
Net increase (decrease) in net assets resulting from operations	(38)	63	148	129	32	5	—	144	235

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	23	—	—	144	—	—	—	—	14
Contract maintenance fees	(66)	(5)	(29)	(118)	(5)	(2)	—	(15)	(22)
Contract owners’ benefits	(563)	(19)	(280)	(672)	(13)	(9)	(18)	(86)	(150)
Transfer (to) from other portfolios	(119)	501	796	226	225	13	—	123	1,811
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(725)	477	487	(420)	207	2	(18)	22	1,653

Total increase (decrease) in net assets	(763)	540	635	(291)	239	7	(18)	166	1,888

NET ASSETS
Beginning of period	6,359	145	2,036	9,737	320	178	18	1,438	1,060
End of period	$5,596	$685	$2,671	$9,446	$559	$185	$—	$1,604	$2,948

The accompanying notes are an integral part of these financial statements

FSA-40

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Growth Opportunities SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$—	$—	$(24)	$—	$(7)	$—	$—	$2	$(3)
Net realized gain (loss) on investments	(1)	8	(394)	(1)	(40)	2	1	—	(2)
Net unrealized appreciation (depreciation) on investments	1	(13)	233	—	6	3	—	(3)	(3)
Net increase (decrease) in net assets resulting from operations	—	(5)	(185)	(1)	(41)	5	1	(1)	(8)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	1	—	—	—	—	267	—
Contract maintenance fees	(40)	(95)	(34)	—	(10)	—	—	(2)	(3)
Contract owners’ benefits	—	—	(194)	(1)	(22)	(5)	—	(25)	(13)
Transfer (to) from other portfolios	—	—	406	—	(692)	—	(1)	24	270
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(40)	(95)	179	(1)	(724)	(5)	(1)	264	254

Total increase (decrease) in net assets	(40)	(100)	(6)	(2)	(765)	—	—	263	246

NET ASSETS
Beginning of period	53	141	3,823	19	1,176	58	16	124	93
End of period	$13	$41	$3,817	$17	$411	$58	$16	$387	$339

The accompanying notes are an integral part of these financial statements

FSA-41

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds
	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(1)	$(3)	$(146)	$—	$3	$13	$3	$3	$—	$(11)
Net realized gain (loss) on investments	9	13	40	7	51	89	(8)	(35)	4	738
Net unrealized appreciation (depreciation) on investments	(8)	26	1,242	4	19	193	(6)	34	3	427
Net increase (decrease) in net assets resulting from operations	—	36	1,136	11	73	295	(11)	2	7	1,154

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	64	41	—	—	53	13	138	—	22
Contract maintenance fees	—	(3)	(162)	—	(7)	(27)	(4)	(6)	—	(73)
Contract owners’ benefits	(13)	(10)	(697)	(5)	(34)	(156)	(11)	(89)	(5)	(545)
Transfer (to) from other portfolios	—	133	7	—	362	1,215	(31)	(342)	—	4,687
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(13)	184	(811)	(5)	321	1,085	(33)	(299)	(5)	4,091

Total increase (decrease) in net assets	(13)	220	325	6	394	1,380	(44)	(297)	2	5,245

NET ASSETS
Beginning of period	83	136	11,805	75	407	1,396	113	690	42	3,319
End of period	$70	$356	$12,130	$81	$801	$2,776	$69	$393	$44	$8,564

The accompanying notes are an integral part of these financial statements

FSA-42

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds			Janus Funds			Legg Mason Partners Variable Equity Trust
	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II
	1/1/2016	1/1/2016	1/1/2016	8/15/2016	8/15/2016	8/15/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$1	$(5)	$—	$(1)	$—	$(1)	$(8)	$(6)	$(68)
Net realized gain (loss) on investments	(23)	45	1	—	—	—	(16)	12	160
Net unrealized appreciation (depreciation) on investments	2	(43)	—	1	3	2	100	12	(331)
Net increase (decrease) in net assets resulting from operations	(20)	(3)	1	—	3	1	76	18	(239)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	226	141	198	(6)	(6)	71
Contract maintenance fees	(2)	(4)	—	(1)	—	(1)	(11)	(4)	(160)
Contract owners’ benefits	(17)	(30)	(1)	(1)	(1)	(1)	(106)	(24)	(662)
Transfer (to) from other portfolios	29	244	41	1	(1)	—	870	323	(634)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10	210	40	225	139	196	747	289	(1,385)

Total increase (decrease) in net assets	(10)	207	41	225	142	197	823	307	(1,624)

NET ASSETS
Beginning of period	69	207	5	—	—	—	697	331	13,503
End of period	$59	$414	$46	$225	$142	$197	$1,520	$638	$11,879

The accompanying notes are an integral part of these financial statements

FSA-43

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.								MFS Variable Insurance Trust
	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$271	$4	$(1)	$—	$(8)	$(9)	$(1)	$—	$(1)	$(7)
Net realized gain (loss) on investments	(9)	61	(21)	40	(21)	(34)	59	66	3	39
Net unrealized appreciation (depreciation) on investments	686	25	77	18	3	7	(18)	395	(2)	(31)
Net increase (decrease) in net assets resulting from operations	948	90	55	58	(26)	(36)	40	461	—	1

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	80	81	—	—	—	—	13	1	—	—
Contract maintenance fees	(114)	(8)	(7)	(5)	(7)	(8)	(3)	(38)	—	(3)
Contract owners’ benefits	(735)	(32)	(95)	(109)	(63)	(9)	(123)	(258)	(5)	(3)
Transfer (to) from other portfolios	(341)	513	220	5	562	(796)	311	2,154	—	(30)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,110)	554	118	(109)	492	(813)	198	1,859	(5)	(36)

Total increase (decrease) in net assets	(162)	644	173	(51)	466	(849)	238	2,320	(5)	(35)

NET ASSETS
Beginning of period	9,393	246	465	479	345	1,030	208	1,716	60	524
End of period	$9,231	$890	$638	$428	$811	$181	$446	$4,036	$55	$489

The accompanying notes are an integral part of these financial statements

FSA-44

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust
	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$—	$(5)	$—	$(13)	$—	$(1)	$—	$3
Net realized gain (loss) on investments	6	76	1	34	2	6	2	15
Net unrealized appreciation (depreciation) on investments	(2)	(33)	1	43	(1)	(1)	1	(1)
Net increase (decrease) in net assets resulting from operations	4	38	2	64	1	4	3	17

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	—	—	—	—	—
Contract maintenance fees	—	(5)	—	(10)	—	—	—	(3)
Contract owners’ benefits	(3)	(35)	(1)	(76)	—	(1)	(1)	(19)
Transfer (to) from other portfolios	—	(34)	—	(32)	—	(1)	—	(37)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3)	(74)	(1)	(118)	—	(2)	(1)	(59)

Total increase (decrease) in net assets	1	(36)	1	(54)	1	2	2	(42)

NET ASSETS
Beginning of period	51	633	15	911	16	57	47	291
End of period	$52	$597	$16	$857	$17	$59	$49	$249

The accompanying notes are an integral part of these financial statements

FSA-45

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$1	$6	$38	$3	$—	$1	$(2)	$(1)	$(6)
Net realized gain (loss) on investments	(2)	9	(1)	80	(3)	7	20	10	(8)
Net unrealized appreciation (depreciation) on investments	6	14	18	(19)	3	(13)	(11)	(13)	(18)
Net increase (decrease) in net assets resulting from operations	5	29	55	64	—	(5)	7	(4)	(32)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	1	—	—	—	1	1	—	—
Contract maintenance fees	—	(3)	(25)	(7)	—	—	(1)	—	(4)
Contract owners’ benefits	(18)	(44)	(163)	(54)	—	(1)	(10)	(14)	(27)
Transfer (to) from other portfolios	—	(11)	(50)	(113)	(13)	3	(3)	—	106
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(18)	(57)	(238)	(174)	(13)	3	(13)	(14)	75

Total increase (decrease) in net assets	(13)	(28)	(183)	(110)	(13)	(2)	(6)	(18)	43

NET ASSETS
Beginning of period	39	287	2,156	713	18	48	175	106	530
End of period	$26	$259	$1,973	$603	$5	$46	$169	$88	$573

The accompanying notes are an integral part of these financial statements

FSA-46

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds
	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(1)	$—	$(21)	$1	$209	$(430)	$—	$(5)
Net realized gain (loss) on investments	7	8	105	—	(27)	—	2	143
Net unrealized appreciation (depreciation) on investments	(5)	(12)	(103)	—	127	—	—	(20)
Net increase (decrease) in net assets resulting from operations	1	(4)	(19)	1	309	(430)	2	118

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	1	—	23	183	—	129
Contract maintenance fees	—	—	(27)	—	(77)	(383)	—	(17)
Contract owners’ benefits	(14)	(41)	(206)	—	(382)	(2,822)	—	(171)
Transfer (to) from other portfolios	—	—	1,976	—	(147)	(41,372)	—	146
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(14)	(41)	1,744	—	(583)	(44,394)	—	87

Total increase (decrease) in net assets	(13)	(45)	1,725	1	(274)	(44,824)	2	205

NET ASSETS
Beginning of period	72	135	1,829	17	6,735	55,563	19	1,344
End of period	$59	$90	$3,554	$18	$6,461	$10,739	$21	$1,549

The accompanying notes are an integral part of these financial statements

FSA-47

The Variable Annuity Account A of Protective Life

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	UIF Global Real Estate II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$6	$3	$5	$1	$57	$3	$91	$(6)	$23	$—
Net realized gain (loss) on investments	—	(4)	15	(4)	(47)	10	(29)	(5)	415	2
Net unrealized appreciation (depreciation) on investments	20	26	(31)	2	279	7	134	187	(266)	9
Net increase (decrease) in net assets resulting from operations	26	25	(11)	(1)	289	20	196	176	172	11

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	—	87	2	—	402	—	17	—
Contract maintenance fees	(4)	(3)	(16)	(29)	(98)	(25)	(197)	(10)	(29)	(5)
Contract owners’ benefits	(9)	(47)	(132)	(159)	(594)	(183)	(950)	(67)	(176)	(7)
Transfer (to) from other portfolios	394	383	264	(3)	(179)	134	(91)	596	2,394	52
Net increase (decrease) in net assets resulting from variable annuity contract transactions	381	333	116	(104)	(869)	(74)	(836)	519	2,206	40

Total increase (decrease) in net assets	407	358	105	(105)	(580)	(54)	(640)	695	2,378	51

NET ASSETS
Beginning of period	85	229	1,319	2,677	8,072	2,188	16,315	560	1,364	380
End of period	$492	$587	$1,424	$2,572	$7,492	$2,134	$15,675	$1,255	$3,742	$431

The accompanying notes are an integral part of these financial statements

FSA-48

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(1) Organization

The Variable Annuity Account A of Protective Life (“Separate Account”) was established by Protective Life and Annuity Insurance Company (“PLAIC”) on December 1, 1997, with sales beginning August 21, 1998. PLAIC is a wholly owned subsidiary of Protective Life Insurance Company (“Protective Life”), which is a wholly owned subsidiary of Protective Life Corporation (“PLC”).  PLC and its subsidiaries are wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.).  The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (“Contracts”) issued by PLAIC are allocated until maturity or termination of the Contracts.  The following is a list of each variable annuity product funded by the Separate Account:

Access XL NY	Protective Variable Annuity NY
Elements Classic NY	Protective Variable Annuity NY (2012) L, B, C Series
Elite NY	Rewards II NY
Protective Variable Annuity II B Series NY

PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

During the years ended December 31, 2017 and 2016, contract owners may elect to invest in up to one hundred and seven subaccounts as follows:

American Funds IS Asset Allocation Class 4	Invesco VI Growth & Income II
American Funds IS Blue Chip Income & Growth Class 4	Invesco VI Mid-Cap Growth II
American Funds IS Bond Class 4 (e)	Invesco VI Small Cap Equity II
American Funds IS Capital Income Builder Class 4 (e)	Protective Life Dynamic Allocation Series — Conservative
American Funds IS Global Growth Class 4	Protective Life Dynamic Allocation Series — Growth
American Funds IS Global Growth & Income Class 4 (e)	Protective Life Dynamic Allocation Series — Moderate
American Funds IS Global Small Capitalization Class 4	Lord Abbett Bond Debenture VC
American Funds IS Growth Class 4 (c)	Lord Abbett Calibrated Dividend Growth VC
American Funds IS Growth - Income Class 4 (e)	Lord Abbett Classic Stock VC
American Funds IS International Class 4 (e)	Lord Abbett Growth & Income VC (a)
American Funds IS New World Class 4	Lord Abbett Growth Opportunities VC
American Funds US Government/AAA - Rated Securities Class 4 (e)	Lord Abbett International Opportunities VC
ClearBridge Variable Mid Cap II	Lord Abbett Mid Cap Stock VC
ClearBridge Variable Small Cap Growth II	Lord Abbett Series Fundamental Equity VC
Fidelity Contrafund Portfolio SC2	MFS Growth Series IC
Fidelity Equity Income SC2	MFS Growth Series SC
Fidelity Index 500 Portfolio SC2	MFS Investors Trust IC
Fidelity Investment Grade Bonds SC2	MFS Investors Trust SC
Fidelity Mid Cap SC2	MFS New Discovery IC
Franklin Flex Cap Growth VIP CL 2	MFS New Discovery SC
Franklin Income VIP CL 2	MFS Research IC
Franklin Mutual Global Discovery CL 2 (e)	MFS Research SC
Franklin Mutual Shares VIP CL 2	MFS Total Return IC
Franklin Rising Dividend VIP CL 2	MFS Total Return SC
Franklin Small Cap Value VIP CL 2	MFS Utilities IC
Franklin Small-Mid Cap Growth VIP CL 2	MFS Utilities SC
Franklin Strategic Income VIP CL 2 (e)	MFS VIT Total Return Bond Series SC
Franklin US Government Securities VIP CL 2	MFS VIT Value SC
Templeton Developing Markets VIP CL 2	MFS VIT II Emerging Markets Equity SC
Templeton Foreign VIP CL 2	MFS VIT II International Value SC
Templeton Global Bond VIP Fund CL 2	MFS VIT II MA Investors Growth Stock SC

FSA-49

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(1) Organization, continued

Templeton Growth VIP CL 2	Oppenheimer Capital Appreciation Fund/VA
Goldman Sachs Global Trends Allocation SC	Oppenheimer Capital Appreciation Fund/VA SC
Goldman Sachs Large Cap Value	Oppenheimer Discovery Mid Cap Growth Fund/VA
Goldman Sachs Large Cap Value Fund SC (a)	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
Goldman Sachs Mid Cap Value SC	Oppenheimer Global Fund/VA
Goldman Sachs Small Cap Equity Insights	Oppenheimer Global Fund/VA SC
Goldman Sachs Strategic Growth	Oppenheimer Global Strategic Income Fund/VA
Goldman Sachs Strategic Growth SC	Oppenheimer Global Strategic Income Fund/VA SC
Goldman Sachs Strategic International Equity	Oppenheimer Government Money Fund/VA
Goldman Sachs Strategic International Equity SC	Oppenheimer Main Street Fund/VA
Goldman Sachs US Equity Insights	Oppenheimer Main Street Fund/VA SC
Goldman Sachs US Equity Insights SC	PIMCO VIT All Asset Advisor
Goldman Sachs VIT Core Fixed Income SC	PIMCO VIT Global Diversified Allocation Portfolio
Goldman Sachs VIT Growth Opportunities SC	PIMCO VIT Long-Term US Government Advisor
Invesco VI American Franchise I	PIMCO VIT Low Duration Advisor
Invesco VI American Value II	PIMCO VIT Real Return Advisor
Invesco VI Balanced Risk Allocation II	PIMCO VIT Short-Term Advisor
Invesco VI Comstock I	PIMCO VIT Total Return Advisor
Invesco VI Comstock II	QS Legg Mason Dynamic Multi-Strategy VIT II
Invesco VI Equity and Income II	Royce Capital Fund Micro-Cap SC
Invesco VI Global Real Estate II	Royce Capital Fund Small-Cap SC
Invesco VI Government Securities II	Morgan Stanley VIF, Inc. Global Real Estate II (a) (d)
Invesco VI Growth & Income I

(a) Not available for new contracts

(b) Subaccount closed in 2016.

(c) Subaccount opened in 2017.

(d) Subaccount name changed.  See below.

(e) Subaccount available for investment in 2017; however no investment activity.

(f) Subaccount available for investments in 2016 and first deposit made in 2017.

New Subaccount Name	New Subaccount Name
UIF Global Real Estate II	Morgan Stanley VIF, Inc. Global Real Estate II

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PLAIC’s other assets and liabilities.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC’s General Account. The assets of PLAIC’s General Account support its insurance and annuity obligations and are subject to PLAIC’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2017 was approximately $1.8 million.

FSA-50

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying funds.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of PLAIC.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2017. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table.  The assumed investment return is 5%.  The mortality risk is fully borne by PLAIC and may result in additional amounts being transferred into the Separate Account by PLAIC to cover greater longevity of annuitants than expected.  Conversely, if amounts allocated exceed amounts required, transfers may be made to PLAIC for the calculated or excess differential.  As of December 31, 2017, there are no contracts in the annuity payout phase.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment

FSA-51

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(2) Significant Accounting Policies, continued

balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

FSA-52

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds.  Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

FSA-53

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(4) Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
(in thousands) Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Funds IS Asset Allocation Class 4	13	1	12	9	1	8
American Funds IS Blue Chip Income & Growth Class 4	3	0	3	1	0	1
American Funds IS Global Growth Class 4	6	5	1	20	2	18
American Funds IS Global Small Capitalization Class 4	0	0	0	0	0	0
American Funds IS Growth Class 4	8	0	8	0	0	0
American Funds IS New World Class 4	0	0	0	0	0	0
ClearBridge Variable Mid Cap II	23	31	(8)	174	129	45
ClearBridge Variable Small Cap Growth II	11	6	5	58	41	17
Fidelity Contrafund Portfolio SC2	24	64	(40)	616	448	168
Fidelity Equity Income SC2	0	0	0	0	1	(1)
Fidelity Index 500 Portfolio SC2	36	93	(57)	591	350	241
Fidelity Investment Grade Bonds SC2	75	48	27	65	94	(29)
Fidelity Mid Cap SC2	11	51	(40)	541	353	188
Franklin Flex Cap Growth VIP CL 2	2	5	(3)	52	47	5
Franklin Income VIP CL 2	6	68	(62)	824	461	363
Franklin Mutual Shares VIP CL 2	124	160	(36)	647	432	215
Franklin Rising Dividend VIP CL 2	3	69	(66)	409	257	152
Franklin Small Cap Value VIP CL 2	18	35	(17)	87	52	35
Franklin Small-Mid Cap Growth VIP CL 2	2	8	(6)	130	64	66
Franklin US Government Securities VIP CL 2	42	69	(27)	36	103	(67)
Templeton Developing Markets VIP CL 2	3	16	(13)	174	109	65
Templeton Foreign VIP CL 2	13	27	(14)	175	126	49
Templeton Global Bond VIP Fund CL 2	33	95	(62)	69	100	(31)
Templeton Growth VIP CL 2	0	6	(6)	63	46	17
Goldman Sachs Global Trends Allocation SC	28	29	(1)	1	1	0
Goldman Sachs Large Cap Value	0	0	0	0	1	(1)
Goldman Sachs Large Cap Value Fund SC	4	14	(10)	23	21	2
Goldman Sachs Mid Cap Value SC	3	21	(18)	299	188	111
Goldman Sachs Small Cap Equity Insights	0	0	0	0	1	(1)
Goldman Sachs Strategic Growth	0	0	0	0	3	(3)
Goldman Sachs Strategic Growth SC	26	44	(18)	466	470	(4)
Goldman Sachs Strategic International Equity	0	1	(1)	0	0	0
Goldman Sachs Strategic International Equity SC	22	6	16	111	166	(55)
Goldman Sachs US Equity Insights	0	0	0	0	0	0
Goldman Sachs US Equity Insights SC	0	0	0	0	0	0
Goldman Sachs VIT Core Fixed Income SC	10	4	6	29	3	26
Goldman Sachs VIT Growth Opportunities SC	13	3	10	37	21	16
Invesco VI American Franchise I	0	1	(1)	0	2	(2)
Invesco VI American Value II	14	15	(1)	33	20	13
Invesco VI Balanced Risk Allocation II	53	105	(52)	95	159	(64)
Invesco VI Comstock I	0	0	0	0	0	0
Invesco VI Comstock II	1	7	(6)	102	84	18
Invesco VI Equity and Income II	3	25	(22)	239	164	75
Invesco VI Global Real Estate II	90	54	36	79	83	(4)
Invesco VI Government Securities II	8	5	3	17	46	(29)
Invesco VI Growth & Income I	0	0	0	0	0	0
Invesco VI Growth & Income II	7	79	(72)	835	584	251

FSA-54

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

	2017			2016
(in thousands) Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Invesco VI International Growth II	25	6	19	70	71	(1)
Invesco VI Mid-Cap Growth II	4	7	(3)	56	39	17
Invesco VI Small Cap Equity II	1	0	1	8	5	3
Protective Life Dynamic Allocation Series - Conservative	10	10	0	22	0	22
Protective Life Dynamic Allocation Series — Growth	0	1	(1)	14	0	14
Protective Life Dynamic Allocation Series - Moderate	13	1	12	19	0	19
Lord Abbett Bond Debenture VC	17	63	(46)	31	91	(60)
Lord Abbett Calibrated Dividend Growth VC	7	22	(15)	85	48	37
Lord Abbett Classic Stock VC	0	7	(7)	50	42	8
Lord Abbett Growth & Income VC	0	5	(5)	3	9	(6)
Lord Abbett Growth Opportunities VC	2	8	(6)	110	85	25
Lord Abbett International Opportunities VC	0	1	(1)	3	71	(68)
Lord Abbett Mid Cap Stock VC	8	21	(13)	39	24	15
Lord Abbett Series Fundamental Equity VC	3	40	(37)	313	183	130
MFS Growth Series IC	0	0	0	0	0	0
MFS Growth Series SC	0	2	(2)	0	2	(2)
MFS Investors Trust IC	0	0	0	0	0	0
MFS Investors Trust SC	1	9	(8)	1	5	(4)
MFS New Discovery IC	0	0	0	0	0	0
MFS New Discovery SC	0	9	(9)	4	10	(6)
MFS Research IC	0	0	0	0	0	0
MFS Research SC	0	1	(1)	0	0	0
MFS Total Return IC	0	0	0	0	0	0
MFS Total Return SC	0	1	(1)	0	4	(4)
MFS Utilities IC	0	0	0	0	1	(1)
MFS Utilities SC	0	2	(2)	1	5	(4)
MFS VIT Total Return Bond Series SC	10	23	(13)	7	27	(20)
MFS VIT Value SC	0	6	(6)	1	12	(11)
MFS VIT II Emerging Markets Equity SC	0	0	0	0	2	(2)
MFS VIT II International Value SC	0	0	0	2	3	(1)
MFS VIT II MA Investors Growth Stock SC	0	3	(3)	0	2	(2)
Oppenheimer Capital Appreciation Fund/VA	0	0	0	0	1	(1)
Oppenheimer Capital Appreciation Fund/VA SC	6	9	(3)	73	70	3
Oppenheimer Discovery Mid Cap Growth Fund/VA	0	0	0	0	1	(1)
Oppenheimer Global Fund/VA	0	1	(1)	0	1	(1)
Oppenheimer Global Fund/VA SC	36	52	(16)	377	261	116
Oppenheimer Global Strategic Income Fund/VA	0	0	0	0	0	0
Oppenheimer Global Strategic Income Fund/VA SC	27	60	(33)	11	56	(45)
Oppenheimer Government Money Fund/VA	2,220	3,280	(1,060)	21,637	36,467	(14,830)
Oppenheimer Main Street Fund/VA	0	0	0	0	0	0
Oppenheimer Main Street Fund/VA SC	25	26	(1)	122	120	2
PIMCO VIT All Asset Advisor	1	7	(6)	76	38	38
PIMCO VIT Global Diversified Allocation Portfolio	31	7	24	37	5	32
PIMCO VIT Long-Term US Government Advisor	9	22	(13)	39	30	9
PIMCO VIT Low Duration Advisor	40	31	9	43	53	(10)
PIMCO VIT Real Return Advisor	51	88	(37)	24	105	(81)
PIMCO VIT Short-Term Advisor	17	31	(14)	81	88	(7)
PIMCO VIT Total Return Advisor	101	177	(76)	154	226	(72)
QS Legg Mason Dynamic Multi-Strategy VIT II	24	178	(154)	139	258	(119)
Royce Capital Fund Micro-Cap SC	43	57	(14)	173	119	54
Royce Capital Fund Small-Cap SC	301	322	(21)	600	459	141
Morgan Stanley VIF, Inc. Global Real Estate Portfolio	11	9	2	10	6	4

FSA-55

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(5) Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2017 are as follows:

(in thousands)	Purchases	Sales

American Funds IS Asset Allocation Class 4	$156	$17
American Funds IS Blue Chip Income & Growth Class 4	39	2
American Funds IS Global Growth Class 4	65	55
American Funds IS Global Small Capitalization Class 4	0	0
American Funds IS Growth Class 4	93	3
American Funds IS New World Class 4	0	1
ClearBridge Variable Mid Cap II	466	560
ClearBridge Variable Small Cap Growth II	238	126
Fidelity Contrafund Portfolio SC2	895	1,326
Fidelity Equity Income SC2	12	6
Fidelity Index 500 Portfolio SC2	832	1,902
Fidelity Investment Grade Bonds SC2	923	566
Fidelity Mid Cap SC2	458	994
Franklin Flex Cap Growth VIP CL 2	26	89
Franklin Income VIP CL 2	388	1,066
Franklin Mutual Shares VIP CL 2	2,198	2,411
Franklin Rising Dividend VIP CL 2	392	1,367
Franklin Small Cap Value VIP CL 2	365	595
Franklin Small-Mid Cap Growth VIP CL 2	174	162
Franklin US Government Securities VIP CL 2	465	692
Templeton Developing Markets VIP CL 2	34	164
Templeton Foreign VIP CL 2	226	358
Templeton Global Bond VIP Fund CL 2	241	1,120
Templeton Growth VIP CL 2	16	95
Goldman Sachs Global Trends Allocation SC	317	334
Goldman Sachs Large Cap Value	0	0
Goldman Sachs Large Cap Value Fund SC	347	283
Goldman Sachs Mid Cap Value SC	199	367
Goldman Sachs Small Cap Equity Insights	2	0
Goldman Sachs Strategic Growth	2	3
Goldman Sachs Strategic Growth SC	639	961
Goldman Sachs Strategic International Equity	0	18
Goldman Sachs Strategic International Equity SC	269	89
Goldman Sachs US Equity Insights	7	9
Goldman Sachs US Equity Insights SC	2	2
Goldman Sachs VIT Core Fixed Income SC	106	35
Goldman Sachs VIT Growth Opportunities SC	274	65
Invesco VI American Franchise I	6	11
Invesco VI American Value II	171	186
Invesco VI Balanced Risk Allocation II	1,668	1,371
Invesco VI Comstock I	6	3
Invesco VI Comstock II	66	158
Invesco VI Equity and Income II	119	491
Invesco VI Global Real Estate II	943	438
Invesco VI Government Securities II	89	52
Invesco VI Growth & Income I	3	1
Invesco VI Growth & Income II	509	1,648

FSA-56

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(5) Investments, continued

(in thousands)	Purchases	Sales

Invesco VI International Growth II	268	51
Invesco VI Mid-Cap Growth II	73	90
Invesco VI Small Cap Equity II	17	5
Protective Life Dynamic Allocation Series — Conservative	107	116
Protective Life Dynamic Allocation Series — Growth	1	18
Protective Life Dynamic Allocation Series - Moderate	154	17
Lord Abbett Bond Debenture VC	651	1,159
Lord Abbett Calibrated Dividend Growth VC	194	404
Lord Abbett Classic Stock VC	56	120
Lord Abbett Growth & Income VC	47	95
Lord Abbett Growth Opportunities VC	62	156
Lord Abbett International Opportunities VC	29	24
Lord Abbett Mid Cap Stock VC	138	325
Lord Abbett Series Fundamental Equity VC	342	735
MFS Growth Series IC	3	9
MFS Growth Series SC	24	47
MFS Investors Trust IC	3	4
MFS Investors Trust SC	25	171
MFS New Discovery IC	0	0
MFS New Discovery SC	18	257
MFS Research IC	2	0
MFS Research SC	5	15
MFS Total Return IC	3	2
MFS Total Return SC	15	24
MFS Utilities IC	1	12
MFS Utilities SC	14	51
MFS VIT Total Return Bond Series SC	158	273
MFS VIT Value SC	35	122
MFS VIT II Emerging Markets Equity SC	0	1
MFS VIT II International Value SC	2	3
MFS VIT II MA Investors Growth Stock SC	12	45
Oppenheimer Capital Appreciation Fund/VA	9	12
Oppenheimer Capital Appreciation Fund/VA SC	168	169
Oppenheimer Discovery Mid Cap Growth Fund/VA	6	12
Oppenheimer Global Fund/VA	1	26
Oppenheimer Global Fund/VA SC	727	1,134
Oppenheimer Global Strategic Income Fund/VA	0	0
Oppenheimer Global Strategic Income Fund/VA SC	387	818
Oppenheimer Government Money Fund/VA	6,257	9,087
Oppenheimer Main Street Fund/VA	1	0
Oppenheimer Main Street Fund/VA SC	515	529
PIMCO VIT All Asset Advisor	27	85
PIMCO VIT Global Diversified Allocation Portfolio	395	86
PIMCO VIT Long-Term US Government Advisor	152	316
PIMCO VIT Low Duration Advisor	410	319
PIMCO VIT Real Return Advisor	530	883
PIMCO VIT Short-Term Advisor	168	304
PIMCO VIT Total Return Advisor	1,018	1,817
QS Legg Mason Dynamic Multi-Strategy VIT II	327	2,223
Royce Capital Fund Micro-Cap SC	580	608
Royce Capital Fund Small-Cap SC	3,549	3,701
Morgan Stanley VIF, Inc. Global Real Estate Portfolio	133	108

FSA-57

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights

PLAIC sells a number of variable annuity products that are funded by the Separate Account.  These products have unique combinations of features and fees that are charged against the contract owner’s account.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.  The following tables were developed by determining which products offered by PLAIC and funded by the Separate Account have the highest and lowest expense ratios.  The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by PLAIC, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2017, were as follows:

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds IS Asset Allocation Class 4
2017	26	$12.05	$12.05	$314	1.59%	1.30%	1.30%	14.41%	14.41%
2016	14	10.53	10.53	152	2.01%	1.30%	1.30%	7.75%	7.75%
2015	6	9.77	9.77	56	1.40%	1.30%	1.30%	-0.18%	-0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Blue Chip Income & Growth Class 4
2017	7	12.62	12.62	87	2.23%	1.30%	1.30%	15.19%	15.19%
2016	4	10.96	10.96	44	2.22%	1.30%	1.30%	16.96%	16.96%
2015	3	9.37	9.37	26	3.27%	1.30%	1.30%	-3.25%	-3.25%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth Class 4
2017	26	12.32	12.32	319	0.61%	1.30%	1.30%	29.42%	29.42%
2016	25	9.52	9.52	242	0.89%	1.30%	1.30%	-0.93%	-0.93%
2015	7	9.61	9.61	65	2.47%	1.30%	1.30%	-1.56%	-1.56%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Small Capitalization Class 4
2017	1	10.98	10.98	8	0.42%	1.30%	1.30%	24.00%	24.00%
2016	1	8.86	8.86	7	0.10%	1.30%	1.30%	0.53%	0.53%
2015	1	8.81	8.81	6	0.00%	1.30%	1.30%	-12.62%	-12.62%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Growth Class 4 (b)
2017	7	13.51	13.51	100	0.63%	1.30%	1.30%	26.33%	26.33%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS New World Class 4
2017	1	11.94	11.94	8	0.81%	1.30%	1.30%	27.39%	27.39%
2016	1	9.38	9.38	7	0.63%	1.30%	1.30%	3.68%	3.68%
2015	1	9.04	9.04	6	0.45%	1.30%	1.30%	-6.96%	-6.96%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ClearBridge Variable Mid Cap II
2017	77	17.81	24.23	1,516	0.19%	1.15%	1.75%	10.59%	11.26%
2016	85	16.11	21.78	1,520	0.44%	1.15%	1.75%	7.21%	7.86%
2015	41	15.02	20.19	697	0.08%	1.15%	1.75%	0.20%	0.82%
2014	103	14.99	20.03	1,746	0.09%	1.15%	1.75%	5.94%	6.58%
2013	114	14.15	18.79	1,841	0.06%	1.15%	1.75%	34.66%	35.48%
ClearBridge Variable Small Cap Growth II
2017	40	19.91	27.70	894	0.00%	1.05%	1.65%	21.88%	22.62%
2016	34	16.28	22.59	638	0.00%	1.05%	1.65%	3.81%	4.44%
2015	17	15.63	21.63	331	0.00%	1.05%	1.65%	-6.17%	-5.59%
2014	59	16.34	22.91	1,203	0.00%	1.05%	1.75%	1.97%	2.70%
2013	67	16.02	22.31	1,353	0.06%	1.05%	1.75%	44.06%	45.08%

FSA-58

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Fidelity Contrafund Portfolio SC2
2017	402	$18.61	$29.65	$8,202	0.78%	1.05%	1.75%	19.47%	20.32%
2016	442	15.57	24.64	7,565	0.75%	1.05%	1.75%	5.85%	6.60%
2015	275	14.71	23.12	4,602	0.73%	1.05%	1.75%	-1.34%	-0.64%
2014	524	14.91	23.27	8,625	0.73%	1.05%	1.75%	9.70%	10.48%
2013	569	13.59	21.06	8,520	0.98%	1.05%	1.75%	28.67%	29.58%
Fidelity Equity Income SC2
2017	8	21.74	25.31	180	1.54%	1.15%	1.50%	10.97%	11.36%
2016	8	19.59	22.73	160	2.06%	1.15%	1.50%	15.95%	16.36%
2015	9	16.90	19.53	151	3.00%	1.15%	1.50%	-5.67%	-5.34%
2014	9	17.91	20.63	156	2.67%	1.15%	1.50%	6.85%	7.23%
2013	13	16.76	19.24	213	2.30%	1.15%	1.50%	25.91%	26.36%
Fidelity Index 500 Portfolio SC2
2017	434	20.54	28.97	9,228	1.56%	1.15%	1.75%	19.29%	20.02%
2016	491	17.22	24.14	8,731	1.75%	1.15%	1.75%	9.64%	10.30%
2015	252	15.71	21.89	4,083	1.93%	1.15%	1.75%	-0.68%	-0.08%
2014	297	15.82	21.90	4,848	1.53%	1.15%	1.75%	11.31%	11.99%
2013	293	14.21	19.56	4,309	1.89%	1.15%	1.75%	29.60%	30.39%
Fidelity Investment Grade Bonds SC2
2017	518	10.84	15.30	6,146	2.30%	1.05%	1.75%	2.18%	2.90%
2016	492	10.60	14.86	5,717	2.27%	1.05%	1.75%	2.66%	3.38%
2015	522	10.33	14.38	5,920	2.55%	1.05%	1.75%	-2.58%	-1.89%
2014	473	10.60	14.65	5,594	1.99%	1.05%	1.75%	3.77%	4.51%
2013	476	10.22	14.02	5,429	2.31%	1.05%	1.75%	-3.78%	-3.09%
Fidelity Mid Cap SC2
2017	290	17.46	35.64	5,681	0.48%	1.05%	1.75%	18.44%	19.28%
2016	329	14.74	29.88	5,473	0.42%	1.05%	1.75%	9.97%	10.75%
2015	142	13.40	26.98	2,315	0.18%	1.05%	1.75%	-3.35%	-2.66%
2014	315	13.87	27.71	4,992	0.02%	1.05%	1.75%	4.18%	4.92%
2013	324	13.31	26.41	4,968	0.30%	1.05%	1.75%	33.50%	34.41%
Franklin Flex Cap Growth VIP CL 2
2017	23	17.07	24.79	411	0.00%	1.15%	1.75%	24.73%	25.49%
2016	26	13.68	19.76	375	0.00%	1.15%	1.75%	-4.58%	-4.00%
2015	20	14.34	20.58	307	0.00%	1.15%	1.75%	2.54%	3.17%
2014	13	14.21	19.95	203	0.00%	1.15%	1.65%	4.36%	4.89%
2013	17	13.56	19.02	246	0.00%	1.15%	1.65%	35.22%	35.90%
Franklin Income VIP CL 2
2017	530	13.53	21.16	7,884	4.14%	1.05%	1.75%	7.76%	8.53%
2016	591	12.56	19.52	8,153	6.35%	1.05%	1.75%	12.04%	12.83%
2015	230	11.21	17.32	2,944	5.84%	1.05%	1.75%	-8.68%	-8.03%
2014	261	12.27	18.85	3,648	5.02%	1.05%	1.75%	2.70%	3.52%
2013	557	11.94	18.23	7,406	6.78%	1.05%	1.75%	11.95%	12.75%
Franklin Mutual Shares VIP CL 2
2017	417	15.59	21.38	6,908	2.24%	1.05%	1.75%	6.46%	7.21%
2016	454	14.63	19.96	7,039	2.66%	1.05%	1.75%	14.04%	14.84%
2015	240	12.82	17.40	3,307	2.69%	1.05%	1.75%	-6.60%	-5.93%
2014	475	13.71	18.51	6,878	2.05%	1.05%	1.75%	5.25%	6.00%
2013	571	13.01	17.48	7,802	2.16%	1.05%	1.75%	26.02%	26.92%
Franklin Rising Dividend VIP CL 2
2017	331	19.37	27.77	6,847	1.51%	1.05%	1.75%	18.46%	19.30%
2016	397	16.35	23.30	6,900	2.11%	1.05%	1.75%	14.02%	14.83%
2015	245	14.34	20.32	3,819	2.10%	1.05%	1.75%	-5.33%	-4.66%
2014	463	15.15	21.33	7,404	1.35%	1.05%	1.75%	6.82%	7.58%
2013	512	14.18	19.85	7,643	1.55%	1.05%	1.75%	27.42%	28.33%
Franklin Small Cap Value VIP CL 2
2017	49	18.82	24.79	988	0.44%	1.15%	1.75%	8.72%	9.38%
2016	66	17.31	22.66	1,212	0.94%	1.15%	1.75%	27.92%	28.70%
2015	31	13.53	17.61	455	0.72%	1.15%	1.75%	-9.01%	-8.45%
2014	78	14.87	19.23	1,315	0.66%	1.15%	1.75%	-1.19%	-0.58%
2013	92	15.05	19.35	1,562	1.42%	1.15%	1.75%	33.86%	34.67%
Franklin Small-Mid Cap Growth VIP CL 2
2017	79	16.74	28.17	1,458	0.00%	1.15%	1.75%	19.28%	20.01%
2016	84	14.04	23.47	1,312	0.00%	1.15%	1.75%	2.35%	2.98%
2015	18	13.71	22.79	295	0.00%	1.15%	1.75%	-4.36%	-3.78%
2014	61	14.34	23.68	960	0.00%	1.15%	1.75%	5.59%	6.24%
2013	66	13.58	22.29	997	0.00%	1.15%	1.75%	35.74%	36.57%

FSA-59

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Franklin US Government Securities VIP CL 2
2017	502	$9.68	$12.26	$5,299	2.61%	1.05%	1.75%	-0.43%	-0.28%
2016	529	9.73	12.22	5,596	2.43%	1.05%	1.75%	-1.09%	-0.39%
2015	597	9.83	12.27	6,359	2.56%	1.05%	1.75%	-1.28%	-0.58%
2014	595	9.96	12.34	6,447	2.67%	1.05%	1.75%	1.58%	2.30%
2013	608	9.81	12.06	6,482	2.89%	1.05%	1.75%	-3.95%	-3.26%
Templeton Developing Markets VIP CL 2
2017	73	10.89	11.17	809	1.03%	1.30%	1.75%	37.96%	38.59%
2016	85	7.89	8.06	685	1.04%	1.30%	1.75%	15.40%	15.92%
2015	21	6.95	6.95	146	2.29%	1.30%	1.30%	-20.65%	-20.65%
2014	17	8.76	8.76	153	2.08%	1.30%	1.30%	-9.58%	-9.58%
2013	57	9.62	9.69	550	2.20%	1.30%	1.75%	-2.65%	-2.21%
Templeton Foreign VIP CL 2
2017	235	11.51	16.96	2,894	2.57%	1.05%	1.75%	14.66%	15.47%
2016	248	10.04	14.70	2,671	1.81%	1.05%	1.75%	5.31%	6.05%
2015	201	9.53	13.88	2,036	4.81%	1.05%	1.75%	-8.13%	-7.47%
2014	129	10.38	15.01	1,391	2.10%	1.05%	1.75%	-12.69%	-12.06%
2013	191	11.89	17.09	2,419	2.40%	1.05%	1.75%	20.82%	21.68%
Templeton Global Bond VIP Fund CL 2
2017	763	9.91	15.67	8,723	0.00%	1.15%	1.75%	0.15%	0.76%
2016	828	9.90	15.61	9,446	0.00%	1.15%	1.75%	1.14%	1.76%
2015	859	9.78	15.39	9,737	8.05%	1.15%	1.75%	-5.98%	-5.40%
2014	874	10.41	16.33	10,524	5.06%	1.15%	1.75%	0.05%	0.66%
2013	846	10.49	16.28	10,343	4.91%	1.15%	1.75%	-0.15%	0.46%
Templeton Growth VIP CL 2
2017	35	13.74	20.28	567	1.57%	1.05%	1.75%	16.44%	17.26%
2016	41	11.79	17.31	559	1.73%	1.05%	1.75%	7.71%	8.47%
2015	24	10.93	15.98	320	4.48%	1.05%	1.75%	-8.12%	-7.47%
2014	24	11.89	17.28	340	1.61%	1.05%	1.75%	-4.51%	-3.83%
2013	31	12.44	17.99	416	2.93%	1.05%	1.75%	28.54%	29.45%
Goldman Sachs Global Trends Allocation SC
2017	16	11.74	11.94	194	0.30%	1.30%	1.65%	11.25%	11.65%
2016	17	10.56	10.70	185	0.29%	1.30%	1.65%	2.62%	2.99%
2015	17	10.28	10.39	178	0.10%	1.30%	1.65%	-7.37%	-7.04%
2014	8	11.17	11.17	94	0.70%	1.30%	1.30%	2.60%	2.60%
2013	3	10.89	10.89	31	0.07%	1.30%	1.30%	4.04%	4.04%
Goldman Sachs Large Cap Value
2017	0	38.49	38.49	0	1.65%	1.40%	1.40%	8.32%	8.32%
2016	0	35.53	35.53	0	0.02%	1.40%	1.40%	10.03%	10.03%
2015	1	32.29	32.29	18	1.19%	1.40%	1.40%	-5.75%	-5.75%
2014	1	34.26	34.26	28	1.44%	1.40%	1.40%	11.36%	11.36%
2013	1	30.77	30.77	25	1.26%	1.40%	1.40%	31.37%	31.37%
Goldman Sachs Large Cap Value Fund SC
2017	77	15.76	21.15	1,527	1.34%	1.05%	1.75%	7.65%	8.41%
2016	88	14.54	19.53	1,604	1.90%	1.05%	1.75%	9.34%	10.12%
2015	85	13.20	17.76	1,438	0.98%	1.05%	1.75%	-6.25%	-5.59%
2014	125	13.98	18.82	2,227	1.08%	1.05%	1.75%	10.64%	11.43%
2013	143	12.55	16.91	2,304	0.93%	1.05%	1.75%	30.61%	31.54%
Goldman Sachs Mid Cap Value SC
2017	164	16.41	19.23	2,907	0.47%	1.15%	1.75%	8.92%	9.58%
2016	181	15.07	17.55	2,948	1.61%	1.15%	1.75%	11.30%	11.98%
2015	71	13.54	15.67	1,060	0.06%	1.15%	1.75%	-11.11%	-10.56%
2014	197	15.23	17.52	3,228	0.74%	1.15%	1.75%	11.31%	11.99%
2013	223	13.68	15.65	3,291	0.70%	1.15%	1.75%	30.24%	31.03%
Goldman Sachs Small Cap Equity Insights
2017	0	55.43	55.43	14	0.55%	1.40%	1.40%	10.01%	10.01%
2016	0	50.39	50.39	13	0.41%	1.40%	1.40%	21.48%	21.48%
2015	1	41.48	41.48	53	0.28%	1.40%	1.40%	-3.49%	-3.49%
2014	1	42.98	42.98	64	0.79%	1.40%	1.40%	5.43%	5.43%
2013	1	40.77	40.77	61	1.00%	1.40%	1.40%	33.73%	33.73%
Goldman Sachs Strategic Growth
2017	1	49.79	49.79	51	0.53%	1.40%	1.40%	28.84%	28.84%
2016	1	38.64	38.64	41	0.28%	1.40%	1.40%	0.56%	0.56%
2015	4	38.43	38.43	141	0.36%	1.40%	1.40%	1.95%	1.95%
2014	4	37.69	37.69	144	0.38%	1.40%	1.40%	12.05%	12.05%
2013	4	33.64	33.64	131	0.42%	1.40%	1.40%	30.57%	30.57%

FSA-60

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Goldman Sachs Strategic Growth SC
2017	191	$20.70	$29.94	$4,420	0.26%	1.15%	1.75%	28.09%	28.87%
2016	210	16.16	23.23	3,817	0.40%	1.15%	1.75%	-0.08%	0.53%
2015	214	16.17	23.11	3,823	0.11%	1.15%	1.75%	1.34%	1.96%
2014	250	15.96	22.67	4,549	0.12%	1.15%	1.75%	11.40%	12.08%
2013	269	14.33	20.22	4,416	0.18%	1.15%	1.75%	29.69%	30.48%
Goldman Sachs Strategic International Equity
2017	0	23.04	23.04	3	0.53%	1.40%	1.40%	24.84%	24.84%
2016	1	18.46	18.46	17	1.98%	1.40%	1.40%	-4.08%	-4.08%
2015	1	19.24	19.24	19	1.45%	1.40%	1.40%	-0.36%	-0.36%
2014	1	19.31	19.31	28	3.59%	1.40%	1.40%	-8.84%	-8.84%
2013	2	21.18	21.18	32	1.86%	1.40%	1.40%	22.47%	22.47%
Goldman Sachs Strategic International Equity SC
2017	52	11.32	17.21	732	1.97%	1.05%	1.75%	24.01%	24.89%
2016	35	9.06	13.80	411	0.95%	1.05%	1.75%	-4.56%	-3.88%
2015	90	9.43	14.37	1,176	2.28%	1.05%	1.75%	-0.99%	-0.29%
2014	31	9.46	14.43	380	1.54%	1.05%	1.75%	-9.31%	-8.67%
2013	81	10.35	15.81	1,057	1.40%	1.05%	1.75%	21.56%	22.43%
Goldman Sachs US Equity Insights
2017	1	58.43	58.43	63	1.35%	1.40%	1.40%	22.34%	22.34%
2016	1	47.76	47.76	58	1.26%	1.40%	1.40%	9.19%	9.19%
2015	1	43.74	43.74	58	1.31%	1.40%	1.40%	-1.59%	-1.59%
2014	1	44.45	44.45	66	1.43%	1.40%	1.40%	14.74%	14.74%
2013	2	38.74	38.74	59	1.13%	1.40%	1.40%	35.60%	35.60%
Goldman Sachs US Equity Insights SC
2017	1	28.64	28.64	18	1.16%	1.50%	1.50%	21.96%	21.96%
2016	1	23.49	23.49	16	1.07%	1.50%	1.50%	8.82%	8.82%
2015	1	21.58	21.58	16	1.12%	1.50%	1.50%	-1.90%	-1.90%
2014	1	22.00	22.00	16	1.14%	1.50%	1.50%	14.44%	14.44%
2013	1	19.23	19.23	16	0.87%	1.50%	1.50%	35.17%	35.17%
Goldman Sachs VIT Core Fixed Income SC
2017	45	10.26	10.26	461	2.72%	1.30%	1.30%	1.80%	1.80%
2016	38	10.08	10.08	387	2.21%	1.30%	1.30%	1.37%	1.37%
2015	13	9.94	9.94	124	0.61%	1.30%	1.30%	-0.18%	-0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2017	31	18.62	24.34	599	0.00%	1.15%	1.65%	24.83%	25.46%
2016	21	14.86	19.40	339	0.00%	1.15%	1.65%	-0.25%	0.26%
2015	6	14.85	19.35	93	0.00%	1.15%	1.65%	-6.77%	-6.29%
2014	51	15.62	20.65	958	0.00%	1.15%	1.75%	9.16%	9.82%
2013	46	14.31	18.80	798	0.00%	1.15%	1.75%	29.89%	30.68%
Invesco VI American Franchise I
2017	7	10.58	10.58	77	0.08%	1.40%	1.40%	25.57%	25.57%
2016	8	8.42	8.42	70	0.00%	1.40%	1.40%	0.84%	0.84%
2015	10	8.35	8.35	83	0.00%	1.40%	1.40%	3.54%	3.54%
2014	13	8.07	8.07	105	0.04%	1.40%	1.40%	6.92%	6.92%
2013	15	7.55	7.55	110	0.43%	1.40%	1.40%	38.18%	38.18%
Invesco VI American Value II
2017	21	16.91	23.01	364	0.44%	1.15%	1.75%	7.77%	8.43%
2016	22	15.69	21.23	356	0.15%	1.15%	1.75%	13.21%	13.90%
2015	9	13.86	18.64	136	0.01%	1.15%	1.75%	-10.94%	-10.40%
2014	12	15.56	20.80	204	0.24%	1.15%	1.75%	7.56%	8.22%
2013	6	14.46	19.22	89	0.17%	1.15%	1.75%	31.59%	32.39%
Invesco VI Balanced Risk Allocation II
2017	917	12.88	15.63	12,456	3.76%	1.15%	1.75%	7.92%	8.57%
2016	969	11.94	14.40	12,130	0.20%	1.15%	1.75%	9.57%	10.24%
2015	1,036	10.90	13.06	11,805	3.91%	1.15%	1.75%	-6.07%	-5.50%
2014	1,115	11.60	13.82	13,527	0.00%	1.15%	1.75%	3.86%	4.50%
2013	1,165	11.17	13.23	13,547	1.85%	1.15%	1.75%	-0.35%	0.25%
Invesco VI Comstock I
2017	3	32.15	32.15	93	2.17%	1.40%	1.40%	16.21%	16.21%
2016	3	27.67	27.67	81	1.46%	1.40%	1.40%	15.66%	15.66%
2015	3	23.92	23.92	75	0.99%	1.40%	1.40%	-7.30%	-7.30%
2014	9	25.80	25.80	239	1.31%	1.40%	1.40%	7.86%	7.86%
2013	10	23.93	23.93	234	1.72%	1.40%	1.40%	34.07%	34.07%

FSA-61

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Invesco VI Comstock II
2017	35	$19.14	$29.70	$786	1.82%	1.15%	1.75%	15.53%	16.23%
2016	41	$16.57	$26.34	$801	1.80%	1.15%	1.75%	14.95%	15.65%
2015	23	14.41	22.86	406	0.82%	1.15%	1.75%	-7.83%	-7.27%
2014	77	15.64	24.74	1,333	1.23%	1.15%	1.75%	7.19%	7.85%
2013	51	14.59	23.02	861	1.43%	1.15%	1.75%	33.28%	34.09%
Invesco VI Equity and Income II
2017	134	16.28	25.27	2,588	1.37%	1.15%	1.75%	8.85%	9.51%
2016	156	14.95	23.16	2,776	2.11%	1.15%	1.75%	12.83%	13.52%
2015	82	13.25	20.47	1,396	1.74%	1.15%	1.75%	-4.29%	-3.70%
2014	192	13.85	21.33	3,215	1.79%	1.15%	1.75%	6.87%	7.52%
2013	165	12.96	19.91	2,567	1.64%	1.15%	1.75%	22.70%	23.45%
Invesco VI Global Real Estate II
2017	42	13.65	13.93	586	5.30%	1.30%	1.65%	10.88%	11.27%
2016	5	12.31	12.52	69	8.94%	1.30%	1.65%	0.14%	0.50%
2015	9	12.29	12.46	113	2.45%	1.30%	1.65%	-3.36%	-3.02%
2014	41	12.72	12.85	532	1.58%	1.30%	1.65%	12.46%	12.86%
2013	32	11.31	11.38	361	4.12%	1.30%	1.65%	0.75%	1.11%
Invesco VI Government Securities II
2017	42	9.94	10.65	429	1.99%	1.05%	1.75%	-0.05%	-0.66%
2016	38	9.95	10.58	393	1.80%	1.05%	1.75%	-0.76%	-0.05%
2015	67	10.02	10.59	691	2.27%	1.05%	1.75%	-1.69%	-0.99%
2014	105	10.20	10.69	1,094	3.02%	1.05%	1.75%	2.07%	2.79%
2013	113	9.99	10.40	1,145	3.52%	1.05%	1.75%	-4.55%	-3.87%
Invesco VI Growth & Income I
2017	2	28.41	28.41	49	1.52%	1.40%	1.40%	12.73%	12.73%
2016	2	25.20	25.20	44	1.03%	1.40%	1.40%	18.03%	18.03%
2015	2	21.35	21.35	42	1.50%	1.40%	1.40%	-4.42%	-4.42%
2014	6	22.34	22.34	128	1.78%	1.40%	1.40%	8.74%	8.74%
2013	6	20.55	20.55	123	1.51%	1.40%	1.40%	32.21%	32.21%
Invesco VI Growth & Income II
2017	367	18.90	26.95	8,050	1.24%	1.05%	1.75%	12.05%	12.84%
2016	439	16.87	23.99	8,564	1.23%	1.05%	1.75%	17.35%	18.18%
2015	188	14.37	20.39	3,319	1.59%	1.05%	1.75%	-5.00%	-4.33%
2014	474	15.13	21.41	8,349	1.54%	1.05%	1.75%	8.04%	8.81%
2013	503	14.00	19.76	8,273	1.36%	1.05%	1.75%	31.43%	32.36%
Invesco VI International Growth II
2017	24	12.80	13.66	332	2.05%	1.15%	1.65%	20.71%	21.32%
2016	5	10.69	11.28	59	5.46%	1.15%	1.50%	-2.18%	-1.83%
2015	6	10.93	11.50	69	1.92%	1.15%	1.50%	-4.07%	-3.73%
2014	10	11.33	11.97	118	1.70%	1.15%	1.65%	-1.56%	-1.06%
2013	23	11.51	12.12	278	1.28%	1.15%	1.65%	16.76%	17.35%
Invesco VI Mid-Cap Growth II
2017	34	10.22	16.50	459	0.00%	1.30%	1.75%	20.01%	20.56%
2016	37	8.51	13.69	414	0.00%	1.30%	1.75%	-1.18%	-0.73%
2015	20	8.60	13.79	207	0.00%	1.30%	1.75%	-0.72%	-0.27%
2014	99	8.65	24.66	976	0.00%	1.15%	1.75%	5.81%	6.45%
2013	104	8.17	23.17	959	0.23%	1.15%	1.75%	34.22%	35.03%
Invesco VI Small Cap Equity II
2017	4	15.35	15.75	63	0.00%	1.30%	1.75%	11.74%	12.25%
2016	3	13.74	14.04	46	0.00%	1.30%	1.75%	9.89%	10.39%
2015	0	12.71	12.71	5	0.00%	1.30%	1.30%	-6.97%	-6.97%
2014	3	13.50	13.67	40	0.00%	1.30%	1.75%	0.30%	0.76%
2013	5	13.46	13.56	62	0.00%	1.30%	1.75%	34.69%	35.30%
Protective Life Dynamic Allocation Series — Conservative
2017	22	11.24	11.24	242	1.17%	1.30%	1.30%	10.91%	10.91%
2016 (c)	22	10.14	10.14	225	0.00%	1.30%	1.30%	1.81%	1.81%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Growth
2017	12	12.70	12.70	154	0.82%	1.30%	1.30%	21.23%	21.23%
2016 (c)	14	10.48	10.48	142	0.00%	1.30%	1.30%	5.85%	5.85%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-62

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Protective Life Dynamic Allocation Series — Moderate
2017	31	$11.68	$11.68	$365	0.76%	1.30%	1.30%	13.93%	13.93%
2016 (c)	19	10.25	10.25	197	0.00%	1.30%	1.30%	3.20%	3.20%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Bond Debenture VC
2017	519	13.51	24.87	9,075	4.05%	1.05%	1.75%	7.31%	8.07%
2016	565	12.59	22.75	9,231	4.37%	1.05%	1.75%	10.18%	10.96%
2015	626	11.42	20.60	9,393	3.98%	1.05%	1.75%	-3.25%	-2.56%
2014	670	11.81	21.24	10,673	4.78%	1.05%	1.75%	2.52%	3.25%
2013	654	11.52	20.91	10,318	6.11%	1.05%	1.75%	6.28%	7.04%
Lord Abbett Calibrated Dividend Growth VC
2017	35	19.04	30.90	758	1.47%	1.15%	1.65%	17.17%	17.76%
2016	51	16.19	26.33	890	2.49%	1.15%	1.65%	13.21%	13.78%
2015	14	14.25	23.22	246	1.21%	1.15%	1.65%	-3.74%	-3.26%
2014	28	14.53	24.09	563	1.68%	1.15%	1.75%	9.59%	10.26%
2013	34	13.26	21.93	638	2.35%	1.15%	1.75%	25.69%	26.46%
Lord Abbett Classic Stock VC
2017	33	17.43	23.34	614	0.78%	1.15%	1.75%	14.80%	15.50%
2016	40	15.17	20.21	638	1.13%	1.15%	1.75%	10.48%	11.15%
2015	32	13.72	18.18	465	0.74%	1.15%	1.75%	-2.64%	-2.04%
2014	44	14.07	18.56	647	0.71%	1.75%	1.75%	7.23%	7.89%
2013	46	13.11	17.20	637	0.91%	1.15%	1.75%	27.58%	28.36%
Lord Abbett Growth & Income VC
2017	18	17.60	23.57	387	1.24%	1.15%	1.75%	11.41%	12.08%
2016	23	15.80	21.03	428	1.34%	1.15%	1.75%	15.07%	15.77%
2015	29	13.73	18.16	479	1.11%	1.15%	1.75%	-4.56%	-3.98%
2014	37	14.39	18.91	632	0.69%	1.15%	1.75%	5.77%	6.42%
2013	43	13.69	17.77	685	0.56%	1.15%	1.75%	33.52%	34.34%
Lord Abbett Growth Opportunities VC
2017	39	16.46	30.12	861	0.00%	1.05%	1.75%	20.77%	21.62%
2016	45	13.63	24.87	811	0.00%	1.05%	1.75%	-0.53%	0.17%
2015	19	13.98	24.94	345	0.00%	1.05%	1.65%	1.03%	1.65%
2014	21	13.79	24.65	401	0.00%	1.05%	1.65%	4.32%	4.96%
2013	16	13.17	23.59	247	0.00%	1.05%	1.50%	35.03%	35.64%
Lord Abbett International Opportunities VC
2017	12	15.92	28.41	234	1.15%	1.15%	1.75%	36.79%	37.62%
2016	13	11.63	20.65	181	0.55%	1.15%	1.75%	-5.94%	-5.37%
2015	81	12.35	21.82	1,030	1.43%	1.15%	1.75%	9.15%	9.82%
2014	10	11.30	19.87	141	1.53%	1.15%	1.75%	-7.41%	-6.84%
2013	8	12.19	21.32	129	1.81%	1.15%	1.65%	29.53%	30.19%
Lord Abbett Mid Cap Stock VC
2017	13	16.67	25.88	255	0.44%	1.15%	1.65%	5.08%	5.61%
2016	26	15.81	24.50	446	0.65%	1.15%	1.65%	14.48%	15.06%
2015	11	13.76	21.29	208	0.46%	1.15%	1.65%	-5.37%	-4.89%
2014	20	14.27	22.39	351	0.47%	1.15%	1.75%	9.58%	10.25%
2013	17	13.02	20.31	276	0.41%	1.15%	1.75%	28.04%	28.82%
Lord Abbett Series Fundamental Equity VC
2017	202	16.72	21.99	3,773	0.98%	1.15%	1.75%	10.61%	11.29%
2016	239	15.11	19.76	4,036	1.56%	1.15%	1.75%	13.73%	14.42%
2015	110	13.29	17.27	1,716	0.58%	1.15%	1.75%	-5.13%	-4.55%
2014	345	14.01	18.09	5,495	0.46%	1.15%	1.75%	5.27%	5.91%
2013	358	13.31	17.08	5,459	0.27%	1.15%	1.75%	33.39%	34.20%
MFS Growth Series IC
2017	2	37.95	37.95	62	0.11%	1.40%	1.40%	29.57%	29.57%
2016	2	29.29	29.29	55	0.04%	1.40%	1.40%	1.01%	1.01%
2015	2	28.99	28.99	60	0.12%	1.40%	1.40%	6.06%	6.06%
2014	4	27.34	27.34	100	0.10%	1.40%	1.40%	7.42%	7.42%
2013	4	25.45	25.45	99	0.24%	1.40%	1.40%	34.94%	34.94%
MFS Growth Series SC
2017	25	21.19	36.02	592	0.00%	1.15%	1.75%	28.80%	29.58%
2016	27	16.45	27.90	489	0.00%	1.15%	1.75%	0.40%	1.01%
2015	29	16.38	27.71	524	0.00%	1.15%	1.75%	5.43%	6.07%
2014	81	15.54	26.22	1,365	0.00%	1.15%	1.75%	6.79%	7.44%
2013	49	14.55	24.49	802	0.13%	1.15%	1.75%	34.11%	34.93%

FSA-63

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

MFS Investors Trust IC
2017	2	29.33	29.33	59	0.72%	1.40%	1.40%	21.63%	21.63%
2016	2	24.12	24.12	52	0.83%	1.40%	1.40%	7.07%	7.07%
2015	2	22.52	22.52	51	0.69%	1.40%	1.40%	-1.18%	-1.18%
2014	4	22.79	22.79	90	0.95%	1.40%	1.40%	9.45%	9.45%
2013	4	20.82	20.82	89	1.09%	1.40%	1.40%	17.38%	17.38%
MFS Investors Trust SC
2017	22	19.31	27.84	544	0.54%	1.15%	1.75%	20.88%	21.62%
2016	29	15.98	22.97	597	0.54%	1.15%	1.75%	6.43%	7.07%
2015	33	15.01	21.53	633	0.88%	1.15%	1.75%	-1.79%	-1.19%
2014	166	15.28	21.86	2,892	0.79%	1.15%	1.75%	8.78%	9.44%
2013	179	14.05	20.05	2,920	0.96%	1.15%	1.75%	29.44%	30.23%
MFS New Discovery IC
2017	0	45.93	45.93	19	0.00%	1.40%	1.40%	24.89%	24.89%
2016	0	36.77	36.77	16	0.00%	1.40%	1.40%	7.53%	7.53%
2015	0	34.20	34.20	15	0.00%	1.40%	1.40%	-3.26%	-3.26%
2014	1	35.35	35.35	18	0.00%	1.40%	1.40%	-8.55%	-8.55%
2013	1	38.66	38.66	19	0.00%	1.40%	1.40%	39.54%	39.54%
MFS New Discovery SC
2017	29	16.04	43.57	792	0.00%	1.15%	1.75%	24.13%	24.88%
2016	38	12.92	35.01	857	0.00%	1.15%	1.75%	6.90%	7.55%
2015	44	12.09	32.67	911	0.00%	1.15%	1.75%	-3.86%	-3.27%
2014	57	12.57	33.89	1,242	0.00%	1.15%	1.75%	-9.11%	-8.56%
2013	138	13.83	37.20	2,824	0.00%	1.15%	1.75%	38.75%	39.60%
MFS Research IC
2017	1	30.83	30.83	21	1.38%	1.40%	1.40%	21.65%	21.65%
2016	1	25.34	25.34	17	0.78%	1.40%	1.40%	7.22%	7.22%
2015	1	23.64	23.64	16	0.44%	1.40%	1.40%	-0.61%	-0.61%
2014	2	23.78	23.78	39	0.83%	1.40%	1.40%	8.66%	8.66%
2013	2	21.88	21.88	36	0.33%	1.40%	1.40%	30.44%	30.44%
MFS Research SC
2017	2	28.50	29.26	58	1.25%	1.15%	1.50%	21.23%	21.66%
2016	3	23.42	24.13	59	0.51%	1.15%	1.50%	6.87%	7.25%
2015	3	21.84	22.58	57	0.56%	1.15%	1.50%	-0.97%	-0.62%
2014	9	15.51	22.80	183	0.61%	1.15%	1.65%	8.12%	8.67%
2013	9	14.29	21.06	168	0.31%	1.15%	1.65%	29.83%	30.48%
MFS Total Return IC
2017	2	29.95	29.95	54	2.34%	1.40%	1.40%	10.73%	10.73%
2016	2	27.05	27.05	49	2.87%	1.40%	1.40%	7.57%	7.57%
2015	2	25.15	25.15	47	1.80%	1.40%	1.40%	-1.76%	-1.76%
2014	4	25.60	25.60	94	1.88%	1.40%	1.40%	6.98%	6.98%
2013	4	23.93	23.93	89	1.86%	1.40%	1.40%	17.38%	17.38%
MFS Total Return SC
2017	11	15.20	28.43	257	2.17%	1.15%	1.75%	10.07%	10.74%
2016	11	13.81	25.76	249	2.52%	1.15%	1.75%	6.92%	7.57%
2015	15	12.91	24.03	291	3.03%	1.15%	1.75%	-2.32%	-1.72%
2014	62	13.22	24.54	1,001	1.67%	1.15%	1.75%	6.34%	6.99%
2013	55	12.43	23.02	846	1.93%	1.15%	1.75%	16.66%	17.37%
MFS Utilities IC
2017	0	39.50	39.50	17	5.66%	1.40%	1.40%	13.23%	13.23%
2016	1	34.89	34.89	26	3.02%	1.40%	1.40%	9.92%	9.92%
2015	1	31.74	31.74	39	3.38%	1.40%	1.40%	-15.71%	-15.71%
2014	2	37.66	37.66	72	2.10%	1.40%	1.40%	11.16%	11.16%
2013	2	33.88	33.88	65	2.28%	1.40%	1.40%	18.83%	18.83%
MFS Utilities SC
2017	10	14.38	37.47	247	4.37%	1.15%	1.75%	12.50%	13.18%
2016	12	12.78	33.22	259	3.51%	1.15%	1.75%	9.30%	9.96%
2015	16	11.69	30.32	287	1.92%	1.15%	1.75%	-16.25%	-15.74%
2014	60	13.96	36.11	1,242	1.99%	1.15%	1.75%	10.50%	11.17%
2013	77	12.64	32.59	1,422	2.30%	1.15%	1.75%	18.11%	18.83%

FSA-64

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

MFS VIT Total Return Bond Series SC
2017	161	$11.01	$12.55	$1,876	3.08%	1.15%	1.75%	2.37%	2.99%
2016	173	10.76	12.19	1,973	3.22%	1.15%	1.75%	2.20%	2.82%
2015	194	10.52	11.85	2,156	3.18%	1.15%	1.75%	-2.32%	-1.72%
2014	238	10.77	12.06	2,694	2.75%	1.15%	1.75%	3.77%	4.41%
2013	243	10.38	11.55	2,638	1.15%	1.15%	1.75%	-3.01%	-2.42%
MFS VIT Value SC
2017	27	19.76	24.13	575	1.65%	1.15%	1.75%	15.30%	16.00%
2016	32	17.13	20.80	603	1.71%	1.15%	1.75%	11.79%	12.47%
2015	43	15.33	18.49	713	2.54%	1.15%	1.75%	-2.67%	-2.07%
2014	243	15.75	18.88	4,062	1.32%	1.15%	1.75%	8.28%	8.94%
2013	249	14.54	17.34	3,838	1.07%	1.15%	1.75%	33.23%	34.04%
MFS VIT II Emerging Markets Equity SC
2017	1	10.81	10.81	6	0.86%	1.30%	1.30%	35.88%	35.88%
2016	1	7.96	7.96	5	0.16%	1.30%	1.30%	7.63%	7.63%
2015	2	7.39	7.39	18	0.89%	1.30%	1.30%	-14.22%	-14.22%
2014	5	8.62	8.62	43	0.71%	1.30%	1.30%	-8.19%	-8.19%
2013	25	9.31	9.38	238	1.61%	1.30%	1.75%	-7.06%	-6.63%
MFS VIT II International Value SC
2017	3	17.82	17.82	56	1.34%	1.30%	1.30%	25.18%	25.18%
2016	3	14.24	14.24	46	1.12%	1.30%	1.30%	2.50%	2.50%
2015	3	13.89	13.89	48	2.50%	1.30%	1.30%	4.94%	4.94%
2014	21	13.11	13.24	272	2.04%	1.30%	1.65%	-0.53%	-0.18%
2013	29	13.18	13.26	391	1.85%	1.30%	1.65%	25.53%	25.98%
MFS VIT II MA Investors Growth Stock SC
2017	13	12.87	13.09	171	0.45%	1.05%	1.65%	26.00%	26.76%
2016	16	10.21	10.33	169	0.38%	1.05%	1.65%	4.10%	4.73%
2015	18	9.81	9.86	175	1.23%	1.05%	1.65%	-3.84%	-3.39%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Capital Appreciation Fund/VA
2017	3	32.16	32.16	98	0.24%	1.40%	1.40%	25.07%	25.07%
2016	3	25.72	25.72	88	0.39%	1.40%	1.40%	-3.57%	-3.57%
2015	4	26.67	26.67	106	0.10%	1.40%	1.40%	2.10%	2.10%
2014	5	26.12	26.12	119	0.46%	1.40%	1.40%	13.80%	13.80%
2013	5	22.95	22.95	124	0.98%	1.40%	1.40%	27.93%	27.93%
Oppenheimer Capital Appreciation Fund/VA SC
2017	31	18.19	30.53	668	0.01%	1.05%	1.75%	24.30%	25.18%
2016	34	14.64	24.50	573	0.05%	1.05%	1.75%	-4.13%	-3.45%
2015	30	15.27	25.49	530	0.00%	1.05%	1.75%	1.46%	2.18%
2014	22	15.05	25.06	436	0.16%	1.05%	1.75%	13.12%	13.92%
2013	17	13.30	22.10	272	0.73%	1.05%	1.75%	27.17%	28.07%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2017	2	28.52	28.52	63	0.03%	1.40%	1.40%	27.00%	27.00%
2016	3	22.45	22.45	59	0.00%	1.40%	1.40%	0.91%	0.91%
2015	3	22.25	22.25	71	0.00%	1.40%	1.40%	5.12%	5.12%
2014	4	21.17	21.17	82	0.00%	1.40%	1.40%	4.31%	4.31%
2013	5	20.30	20.30	92	0.01%	1.40%	1.40%	34.08%	34.08%
Oppenheimer Global Fund/VA
2017	2	47.84	47.84	95	1.01%	1.40%	1.40%	34.76%	34.76%
2016	3	35.50	35.50	90	0.94%	1.40%	1.40%	-1.31%	-1.31%
2015	4	35.98	35.98	135	1.23%	1.40%	1.40%	2.49%	2.49%
2014	5	35.10	35.10	188	1.12%	1.40%	1.40%	0.86%	0.86%
2013	6	34.80	34.80	209	1.35%	1.40%	1.40%	25.53%	25.53%
Oppenheimer Global Fund/VA SC
2017	189	17.38	45.47	4,374	0.79%	1.15%	1.75%	33.95%	34.76%
2016	206	12.97	33.86	3,554	0.42%	1.15%	1.75%	-1.90%	-1.30%
2015	90	13.22	34.43	1,828	1.66%	1.15%	1.75%	1.86%	2.48%
2014	183	12.98	33.71	3,368	0.93%	1.15%	1.75%	0.27%	0.88%
2013	227	12.95	33.54	4,178	1.23%	1.15%	1.75%	24.77%	25.53%

FSA-65

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Oppenheimer Global Strategic Income Fund/VA
2017	1	$22.59	$22.59	$19	2.31%	1.40%	1.40%	4.79%	4.79%
2016	1	21.56	21.56	18	5.01%	1.40%	1.40%	5.05%	5.05%
2015	1	20.52	20.52	17	2.14%	1.40%	1.40%	-3.63%	-3.63%
2014	4	21.29	21.29	80	4.26%	1.40%	1.40%	1.40%	1.40%
2013	4	21.00	21.00	90	5.18%	1.40%	1.40%	-1.53%	-1.53%
Oppenheimer Global Strategic Income Fund/VA SC
2017	448	10.82	21.41	6,279	2.01%	1.05%	1.75%	4.19%	4.93%
2016	481	10.39	20.50	6,461	4.60%	1.05%	1.75%	4.41%	5.15%
2015	527	9.95	19.58	6,735	5.68%	1.05%	1.75%	-4.20%	-3.51%
2014	552	10.38	20.39	7,292	3.88%	1.05%	1.75%	0.70%	1.42%
2013	561	10.31	20.19	7,437	4.44%	1.05%	1.75%	-2.11%	-1.41%
Oppenheimer Government Money Fund/VA
2017	2,650	0.91	9.24	7,911	0.40%	1.15%	1.75%	-1.36%	-0.76%
2016	3,711	0.92	9.32	10,739	0.01%	1.15%	1.75%	-1.73%	-1.14%
2015	18,541	0.93	9.44	55,563	0.01%	1.15%	1.75%	-1.74%	-1.14%
2014	5,394	0.94	9.57	14,809	0.01%	1.15%	1.75%	-1.74%	-1.14%
2013	850	0.95	9.69	2,351	0.01%	1.15%	1.75%	-1.73%	-1.13%
Oppenheimer Main Street Fund/VA
2017	1	28.11	28.11	24	1.26%	1.40%	1.40%	15.28%	15.28%
2016	1	24.39	24.39	21	1.08%	1.40%	1.40%	10.06%	10.06%
2015	1	22.16	22.16	19	0.87%	1.40%	1.40%	1.88%	1.88%
2014	1	21.75	21.75	22	0.83%	1.40%	1.40%	9.16%	9.16%
2013	1	19.92	19.92	20	1.11%	1.40%	1.40%	29.93%	29.93%
Oppenheimer Main Street Fund/VA SC
2017	78	19.83	28.01	1,753	1.05%	1.15%	1.75%	14.60%	15.30%
2016	79	17.30	24.29	1,549	1.11%	1.15%	1.75%	9.36%	10.02%
2015	77	15.82	22.08	1,344	0.55%	1.15%	1.75%	1.31%	1.92%
2014	44	15.62	21.66	783	0.59%	1.15%	1.75%	8.47%	9.13%
2013	48	14.40	19.85	775	0.85%	1.15%	1.75%	29.14%	29.93%
PIMCO VIT All Asset Advisor
2017	41	11.44	11.74	474	4.47%	1.30%	1.75%	11.40%	11.91%
2016	47	10.27	10.49	492	3.88%	1.30%	1.75%	10.94%	11.44%
2015	9	9.29	9.41	85	3.50%	1.30%	1.65%	-10.68%	-10.37%
2014	9	10.40	10.50	99	3.55%	1.30%	1.65%	-1.20%	-0.85%
2013	68	10.51	10.59	717	4.85%	1.30%	1.75%	-1.64%	-1.19%
PIMCO VIT Global Diversified Allocation Portfolio
2017	78	12.42	12.63	982	2.79%	1.30%	1.65%	14.94%	15.34%
2016	54	10.81	10.95	587	1.63%	1.30%	1.65%	5.87%	6.24%
2015	22	10.21	10.31	230	2.73%	1.30%	1.65%	-7.11%	-6.78%
2014	16	10.99	11.06	174	0.00%	1.30%	1.65%	3.91%	4.28%
2013	6	10.57	10.60	64	6.30%	1.30%	1.65%	4.18%	4.43%
PIMCO VIT Long-Term US Government Advisor
2017	98	13.19	14.82	1,354	2.16%	1.15%	1.75%	6.95%	7.60%
2016	110	12.33	13.77	1,424	1.92%	1.15%	1.75%	-1.18%	-0.58%
2015	101	12.48	13.85	1,319	1.93%	1.15%	1.75%	-3.21%	-2.62%
2014	95	12.89	14.23	1,289	2.20%	1.15%	1.75%	21.73%	22.47%
2013	100	10.59	11.62	1,112	2.29%	1.15%	1.75%	-14.56%	-14.04%
PIMCO VIT Low Duration Advisor
2017	262	9.67	10.67	2,662	1.22%	1.15%	1.75%	-0.52%	0.09%
2016	252	9.72	10.66	2,572	1.44%	1.15%	1.75%	-0.46%	0.14%
2015	263	9.77	10.64	2,677	3.35%	1.15%	1.75%	-1.54%	-0.94%
2014	273	9.92	10.74	2,826	1.02%	1.15%	1.75%	-1.01%	-0.41%
2013	317	10.02	10.79	3,295	1.33%	1.15%	1.75%	-1.98%	-1.38%
PIMCO VIT Real Return Advisor
2017	672	10.00	11.94	7,229	2.26%	1.15%	1.75%	1.75%	2.36%
2016	709	9.82	11.66	7,492	2.16%	1.15%	1.75%	3.26%	3.89%
2015	791	9.51	11.23	8,073	4.03%	1.15%	1.75%	-4.50%	-3.92%
2014	829	9.96	11.68	8,819	1.33%	1.15%	1.75%	1.19%	1.81%
2013	861	9.84	11.48	9,051	1.70%	1.15%	1.75%	-10.89%	-10.35%
PIMCO VIT Short-Term Advisor
2017	200	9.77	10.26	2,011	1.57%	1.15%	1.75%	0.52%	1.13%
2016	214	9.72	10.14	2,134	1.51%	1.15%	1.75%	0.49%	1.10%
2015	221	9.67	10.03	2,187	0.82%	1.15%	1.75%	-0.76%	-0.15%
2014	209	9.74	10.05	2,075	0.60%	1.15%	1.75%	-1.15%	-0.55%
2013	227	9.86	10.10	2,265	0.64%	1.15%	1.75%	-1.29%	-0.69%

FSA-66

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

PIMCO VIT Total Return Advisor
2017	1,344	$10.77	$12.29	$15,316	1.94%	1.15%	1.75%	2.98%	3.61%
2016	1,420	$10.45	$11.86	$15,675	2.02%	1.15%	1.75%	0.79%	1.40%
2015	1,493	10.37	11.70	16,315	5.01%	1.15%	1.75%	-1.41%	-0.80%
2014	1,506	10.52	11.79	16,662	2.10%	1.15%	1.75%	2.35%	2.98%
2013	1,566	10.28	11.45	16,904	2.12%	1.15%	1.75%	-3.77%	-3.18%
QS Legg Mason Dynamic Multi-Strategy VIT II
2017	897	12.43	12.76	11,389	1.18%	1.30%	1.75%	11.83%	12.34%
2016	1,051	11.12	11.36	11,879	0.87%	1.30%	1.75%	-2.21%	-1.76%
2015	1,172	11.37	11.56	13,504	0.82%	1.30%	1.75%	-7.09%	-6.67%
2014	1,130	12.24	12.39	13,963	1.25%	1.30%	1.75%	4.51%	4.99%
2013	1,200	11.71	11.80	14,132	0.95%	1.30%	1.75%	16.06%	16.59%
Royce Capital Fund Micro-Cap SC
2017	95	10.47	15.06	1,130	0.51%	1.15%	1.75%	3.19%	3.81%
2016	109	10.14	14.51	1,255	0.66%	1.15%	1.75%	17.29%	18.01%
2015	56	8.65	12.29	560	0.00%	1.15%	1.75%	-14.14%	-13.62%
2014	53	10.07	14.23	624	0.00%	1.15%	1.75%	-5.52%	-4.95%
2013	99	10.66	14.97	1,219	0.38%	1.15%	1.75%	18.55%	19.27%
Royce Capital Fund Small-Cap SC
2017	218	14.62	18.85	3,516	0.75%	1.15%	1.75%	3.27%	3.90%
2016	240	14.15	18.15	3,742	2.22%	1.15%	1.75%	18.44%	19.15%
2015	99	11.95	15.23	1,363	0.21%	1.15%	1.75%	-13.51%	-12.98%
2014	259	13.82	17.50	3,947	0.00%	1.15%	1.75%	1.13%	1.74%
2013	311	13.66	17.20	1,688	1.05%	1.15%	1.75%	32.09%	32.89%
Morgan Stanley VIF, Inc. Global Real Estate Portfolio (a)
2017	36	12.95	20.44	487	2.43%	1.15%	1.75%	7.80%	8.45%
2016	34	12.01	18.85	431	1.53%	1.15%	1.75%	1.33%	1.94%
2015	30	11.85	18.49	380	1.20%	1.15%	1.75%	-3.14%	-2.55%
2014	83	12.24	18.97	1,056	0.73%	1.15%	1.75%	11.86%	12.54%
2013	76	10.94	16.86	861	3.84%	1.15%	1.75%	0.84%	1.45%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets.  These ratios exclude those expense charges that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividend by the underlying fund in which the subaccount invests.

** These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and admin charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total returns for periods of less than one year are not annualized.  Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)                                 Effective May 1, 2017, name changed from UIF Global Real Estate II

(b)                                 For the period from July 10, 2017 (date of commencement) to December 31, 2017

(c)                                  For the period from August 5, 2016 (commencement of operations) to December 31, 2016

FSA-67

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(7) Expenses

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk charge
To compensate PLAIC for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.

0.95% - 1.60%

Administrative Charge
An annual fee is assessed to reimburse PLAIC for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.

0.10% – 0.15%

Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.

$0 - $30

Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse PLAIC for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

0.00% - 7.00%
Transfer Fee Currently there is no fee charged for transfers; however, PLAIC has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a “Benefit Base” basis, a “Floored Asset Base” basis or a “Net Amount at Risk” basis.

0.10% - 2.00% on Benefit Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk

FSA-68

The Variable Annuity Account A of Protective Life

Notes to Financial Statements

(8) Related Party Transactions

Contract owners’ net payments represent premiums received from contract owners less certain deductions made by PLAIC in accordance with the contract terms.  These deductions include, where appropriate, tax, surrender, mortality and expense risk, and administrative charges.  These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

PLAIC offers a loan privilege to certain contract owners.  Such contract owners may obtain loans using the Contract as the only security for the loan.  Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules.  There were no loans outstanding as of December 31, 2016.

Pursuant to the terms of an agreement with PLAIC, Protective Life administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2017, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-69

Report of Independent Auditors

To the Board of Directors of

Protective Life and Annuity Insurance Company:

We have audited the accompanying statutory financial statements of Protective Life and Annuity Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Alabama Department of Insurance.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Alabama Department of Insurance described in Notes 1 and 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole.  The supplemental Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories collectively, the “supplemental schedules” of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements.  The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements.  The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

April 27, 2018

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2017	2016
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (market: 2017 - $1,798,373; 2016 - $1,664,662)	$1,639,711	$1,549,013
Preferred stocks (market: 2017 - $30,825; 2016 - $29,802)	28,614	29,219
Common stocks-unaffiliated (cost: 2017 - $1; 2016 - $1)	2	1
Mortgage loans on real estate	104,410	96,389
Contract loans	29,208	31,510
Cash	3,335	5,109
Cash equivalents	31,307	0
Short term investments	0	5,431
Receivable for securities	220	260
Derivatives	596	551
Derivative collateral and receivables	941	2,152
Total cash and investments	1,838,344	1,719,635
Amounts recoverable from reinsurers	2,058	1,873
Deferred and uncollected premiums	(1,148)	(1,154)
Investment income due and accrued	19,317	19,261
Deferred tax asset	3,933	6,538
Other assets	2,129	1,051
Assets held in Separate Accounts	211,911	212,633
Total admitted assets	$2,076,544	$1,959,837
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$1,654,172	$1,522,788
Accident and health	2,750	3,106
Liability for deposit-type contracts	11,950	9,417
Policy and contract claims:
Life	1,371	1,643
Accident and health	20	28
Other policyholders’ funds and policy and contract liabilities	1,266	975
Interest maintenance reserve (IMR)	12,729	15,318
Transfers from Separate Accounts due or accrued, net	(2,758)	(4,576)
Taxes, licenses and fees due or accrued	31	138
Current federal income tax	7,496	14
Remittances and items not allocated	4,107	2,242
Borrowed money	0	10,000
Asset valuation reserve (AVR)	12,867	11,347
Payable to parent, subsidiaries, and affiliates	9	159
Funds held under coinsurance	14	16
Payable for securities	0	106
Derivatives	169	127
Derivative collateral and payables	0	251
Other liabilities	2,538	2,104
Liabilities held in Separate Accounts	211,911	212,633
Total liabilities	1,920,642	1,787,836
Capital and surplus:
Common stock, $10.00 par value; 500,000 shares authorized; 250,000 shares issued and outstanding	2,500	2,500
Preferred stocks, $1 par value, shares authorized, issued and outstanding: 2,000	2	2
Gross paid-in and contributed surplus	149,569	149,569
Unassigned funds (surplus)	3,831	19,930
Total capital and surplus	155,902	172,001
Total liabilities and capital and surplus	$2,076,544	$1,959,837

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Year Ended
	December 31
	2017	2016
	($ in thousands)
Income:
Premiums and annuity considerations	$248,725	$55,148
Considerations for supplementary contracts with life contingencies	810	1,572
Net investment income	83,739	85,744
Commissions and expense allowances on reinsurance ceded	3,057	3,049
Amortization of interest maintenance reserve	2,520	2,951
Net gain from operations from Separate Accounts	643	990
Reserve adjustments on reinsurance ceded	(18,144)	(16,190)
Other income	6,051	6,050
Total income	327,401	139,314
Benefits and expenses:
Death and annuity benefits	31,121	30,655
Accident and health benefits	691	798
Surrender benefits and other fund withdrawals	120,221	97,361
Other policy and contract benefits	1,415	1,079
Increase (decrease) in aggregate reserves	131,029	(40,702)
Commissions and expense allowances on reinsurance assumed	14	11
Commissions	9,079	3,925
General expenses	12,092	7,639
Insurance taxes, licenses, and fees	626	1,209
Transfers from Separate Accounts, net	(15,268)	(11,307)
Other expenses	2	3
Total benefits and expenses	291,022	90,671
Net income from operations before dividends to policyholders and federal income taxes	36,379	48,643
Dividends to policyholders	72	65
Federal income taxes	9,911	13,892
Net income from operations	26,396	34,686
Net realized capital gains (losses) (less $625 and $359 of capital gains tax in 2017 and 2016, respectively, and excluding $2,259 and $2,078 transferred to the IMR in 2017 and 2016, respectively)	(3,107)	(5)
Net income	$23,289	$34,681

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENT OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2015	$173,555

Net income for 2016	34,681
Change in nonadmitted assets and related items	2,025
Change in unauthorized reinsurance	2
Change in asset valuation reserve	(3,801)
Change in net deferred income tax	(2,164)
Change in net unrealized capital gains and losses	98
Dividend to parent	(32,000)
Change in surplus as a result of reinsurance	(395)
Capital and surplus, December 31, 2016	172,001

Net income for 2017	23,289
Change in nonadmitted assets and related items	3,021
Change in asset valuation reserve	(1,666)
Change in net deferred income tax	(5,361)
Change in net unrealized capital gains and losses	(328)
Dividend to parent	(34,600)
Change in surplus as a result of reinsurance	(361)
Prior period adjustment	(93)
Capital and surplus, December 31, 2017	$155,902

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOWS

(Statutory Basis)

	Year Ended
	December 31
	2017	2016
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$249,494	$56,879
Commission and expense allowances ceded	3,057	3,049
Net investment income	84,492	84,827
Miscellaneous income	6,332	6,645
Benefit and loss related payments	(171,077)	(147,872)
Commissions and expenses paid	(22,491)	(12,439)
Net transfers from Separate Accounts	17,086	11,396
Dividends paid to policyholders	(76)	(69)
Federal and foreign income taxes paid	(3,054)	(14,236)
Net cash from operations	163,763	(11,820)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	149,894	191,133
Stocks	969	715
Mortgage loans	5,644	8,694
Net gains (losses) on cash, cash equivalents and short-term investments	20	0
Miscellaneous proceeds	1,250	106
Total investment proceeds	157,777	200,648
Cost of investments acquired:
Bonds	(240,811)	(142,629)
Stocks	(99)	(198)
Mortgage loans	(13,660)	(5,525)
Miscellaneous applications	(4,306)	(4,415)
Total investments acquired	(258,876)	(152,767)
Net decrease in contract loans and premium notes	2,298	2,494
Net cash from investments	(98,801)	50,375
Cash from financing and miscellaneous sources
Cash provided (applied):
Funds held under coinsurance	(2)	(178)
Dividends and distributions to parent	(34,600)	(32,000)
Borrowed funds	(10,000)	(3,185)
Net deposits from deposit-type contracts	2,210	233
Other cash provided (applied), net	1,532	(1,043)
Net cash from financing and miscellaneous sources	(40,860)	(36,173)
Net change in cash, cash equivalents, and short term investments	24,102	2,382
Cash, cash equivalents, and short term investments, beginning of year	10,540	8,158
Cash, cash equivalents, and short term investments, end of year	$34,642	$10,540

Non-cash exchanges of securities (Investing activities)	$8,413	$16,263
Non-cash change in retained asset account (Operations, Financing and Miscellaneous Sources)	$323	$0

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

1.                          General

Basis Of Presentation — The statutory basis financial statements of Protective Life and Annuity Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the Alabama Department of Insurance (the “Department”). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company’s common stock are owned by Protective Life Insurance Company (“PLICO”), a life insurance company domiciled in the State of Tennessee. All outstanding shares of the Company’s preferred stock are owned by Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC is a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan. PLICO is a wholly owned subsidiary of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Golden Gate V Vermont Captive Insurance Company, Shades Creek Captive Insurance Company, Protective Property & Casualty Insurance Company, MONY Life Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of Alabama for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Alabama Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, effective January 1, 2001, (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Alabama. The State of Alabama has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, none of which had a material impact on the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus, and Statements of Operations as of and for the years ended December 31, 2017 and 2016.

The Company has no permitted practices as of or for the years ended December 31, 2017 or 2016.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Nature of Operations — The Company is an entity through which PLC markets, distributes and services life insurance and annuity products primarily in the State of New York. New York direct premiums were 96.7% of the Company’s total direct premiums and New York direct annuity premiums accounted for 89.5% of the Company’s total direct premiums in 2017.

The Company has no employees, and therefore has no employee benefit plans.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Summary of Significant Accounting Policies — The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated or determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or market (fair value). For bonds carried at market, the difference between cost and market value is reflected in unassigned surplus.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock market values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks carried at market, the difference between cost and market value is reflected in unassigned surplus.

Common stocks are generally stated at a market value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in unassigned surplus.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. As of December 31, 2017, money market mutual funds are classified as cash equivalents with measurement at fair value.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairment (“OTTI”) exists. Once a determination has been made that a specific OTTI exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Derivatives

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly-rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department.

The Company uses various derivative instruments to manage risks related to certain annuity products. The derivative instruments the Company may use include interest rate swaps, interest rate swaptions, interest rate futures, equity futures, equity options, foreign currency futures, variance swaps, volatility futures, volatility options, and credit derivatives. The Company can use these derivatives as economic hedges against risks inherent in the products. These risks have a direct impact on the cost of these products and are correlated with the equity markets, interest rates, foreign currency levels, and overall volatility. These products include the guaranteed living withdrawal benefit (“GLWB”) rider associated with the variable annuity.

The Company uses US equity index futures to manage its equity risk in its fixed indexed annuity products. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses a combination of derivative instruments to mitigate volatility, equity, and currency risk related to certain guaranteed minimum benefits, including guaranteed living withdrawal benefits, within its variable annuity products.

The Company uses US and foreign equity market index futures and foreign currency futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses index put options which have underlyings based on a foreign equity index. As of December 31, 2017, the Company had paid $0.7 million for its open put options.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

None of the Company’s derivative instruments qualify for hedge accounting. Therefore, all derivative instruments are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as changes in unrealized gains (losses) in surplus.

During the years ended December 31, 2017 and 2016, the Company had $0.4 million and $0.2 million of unrealized gains related to derivatives that did not qualify for hedge accounting.

Premium Revenue and Related Commissions

Premiums and annuity considerations are recognized over the premium paying periods of policies. Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality table and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary tables with 2.25% to 6.0% interest.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in the liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a Mid-Terminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium.

As of December 31, 2017 and 2016, the Company had $192.7 million and $296.0 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Alabama. Reserves to cover this insurance

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

totaled $1.2 million and $1.8 million as of December 31, 2017 and 2016, respectively, and are reported in the liability section of the Statements of Admitted Assets, Liabilities and Capital and Surplus. Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. Other net change in reserves includes $1.6 million and $1.6 million of excess interest on universal life policies for the years ended December 31, 2017 and 2016, respectively.

For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

Certain of the Company’s variable annuity (“VA”) contracts contain guaranteed minimum death benefit (“GMDB”) and guaranteed living withdrawal benefit (“GLWB”) features. The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected, and may be based on amounts deposited or maximum account value on prior anniversaries. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB is based on a percentage of account value. The Company does not reinsure the GMDB feature. The VA GLWB is only available on more recent contracts and applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 4-7% depending on the contract owner’s age. Statutory reserves are calculated according to Actuarial Guideline 43, “VACARVM”. There is no longer a standalone reserve for GMDB or GLWB, as the base reserve incorporates the risk of all of these guarantees.

The Company’s fixed indexed annuity products (“FIA”) contracts contain an optional GLWB. The annual guaranteed withdrawal amount is applied to the benefit base and equals 4-7% depending on the contract owner’s age. The benefit is a part of the CARVM calculation under Actuarial Guideline 35. The base reserve incorporates the risk of this guarantee.

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 0.7% to 6.6% for immediate annuities during 2017.

Liabilities for Single Premium Deferred Annuity (“SPDA”) contracts are calculated in accordance with Actuarial Guideline 33. The reserves are calculated using a CARVM approach such that the reserve equals the greatest present value of future benefits floored at the cash surrender value of the contract. Future benefits include death, surrender and annuitization. Mortality and discount rates used in the reserve calculation are specified by regulatory authorities.

Certain of the Company’s policy reserves relate to universal life policies with secondary guarantees (“ULSG”), which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a policy is issued, and most of these products do not have significant account values upon which

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 (“AG38”). Total reserves for ULSG policies reserved for under AG38 were $17.3 million and $16.7 million at December 31, 2017 and 2016, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in earnings currently.

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 54 - “Individual and Group Accident and Health Contracts.”

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned surplus.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturity investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently, but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Reinsurance

In the normal course of business the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective earned premiums and policy claims in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations.

The Company is liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon the failure of any reinsurer to meet its obligations under a particular reinsurance agreement. In compliance with regulatory requirements of the assuming reinsurer’s state of domicile, the assuming reinsurer has deposited securities with its state insurance department for the benefit of the policyholders to cover such liabilities; however, the Company remains primarily liable as the direct insurer on all risk reinsured. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

Separate Accounts

The Company issues both market value adjusted annuities and variable annuities. Excluding any contract guarantees for either a minimum return or account value upon death or annuitization, variable annuity policyholders bear the investment risk that the Separate Accounts funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are valued at market and reported separately as assets and liabilities related to Separate Accounts. Fees charged on Separate Account contract owner deposits are included in the Statements of Operations. In the event that the asset value of certain contract holder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings.

2.                          Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant accounting practices, which differ from GAAP, are as follows:

(1)                                 the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

(2)                                 deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

(3)                                 policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

(4)                                 assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus;

(5)                                 bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company’s investment portfolio activity;

(6)                                 subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

(7)                                 certain assets and liabilities are reported net of ceded reinsurance balances;

(8)                                 realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

(9)                                 deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

(10)                          adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

(11)                          sales of assets between affiliated companies are generally recorded at fair value;

(12)                          the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

(13)                          the IMR is reported as a liability and the amortization of the IMR is reported in the income section of the Statements of Operations;

(14)                          the Statements of Cash Flows are presented in the required statutory format;

(15)                          the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

(16)                          life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

(17)                          for reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

(18)                          market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

(19)                          goodwill of entities acquired is recorded at the parent level for NAIC SAP, rather than at the subsidiary level;

(20)                          contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately.

On February 1, 2015, PLC was acquired by The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”). On a GAAP basis, PLC and its subsidiaries, including the Company, accounted for this acquisition under the acquisition method of accounting prescribed in ASC Topic 805, “Business Combinations”. In accordance with this guidance, “pushdown” accounting was elected, including the initial recognition of most of PLC’s and its subsidiaries’ assets and liabilities at fair value as of the acquisition date. The new basis of accounting will be the basis of the accounting records in the preparation of future consolidated GAAP financial statements and related disclosures after the acquisition date. As this basis is no longer comparable to the historical GAAP basis prior to the acquisition, the differences between NAIC SAP and GAAP have not been quantified as of and for the years ended December 31, 2017 and 2016; however, the differences are presumed to be material.

3.         Accounting Changes and Prior Period Adjustments

Effective December 31, 2017, the Company adopted the substantive revisions to SSAP No. 26R, “Bonds” (“SSAP No. 26R”), which was updated to remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments. The revisions also incorporate the definition of a “security” within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The election to adopt SSAP No. 26R was required as of December 31, 2017, but the application of the changes therein will be effective January 1, 2018. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective December 31, 2017, the Company applied the substantive revisions to SSAP No. 2, “Cash, Cash Equivalents, and Short-Term Investments” (SSAP No. 2R), which requires the reclassification of reporting money market mutual funds from short-term investments to cash equivalents. The adoption of these revisions resulted in $31.3 million of securities being classified as “cash equivalents” rather than “short-term investments” on the Company’s December 31, 2017 Statement of Admitted Assets.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Effective January 1, 2017, the Company adopted SSAP No. 103R, “Transfers of Servicing of Financial Assets and Extinguishments of Liabilities”, which provides accounting and reporting guidance for short sales. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted SSAP No. 41R, “Surplus Notes”, which provides accounting and reporting guidance for the measurement method for holders of surplus notes. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted the substantive revisions to SSAP No. 51, “Life Contracts” (“SSAP No. 51R”), which was updated to reference the Valuation Manual as part of Principle-Based Reserving implementation. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted the substantive revisions to SSAP No. 35, “Guaranty Fund and Other Assessments” (“SSAP No. 35R”), which was updated to allow expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments, and to require the discounting of long-term care guaranty fund assessments and related assets. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 26R related to the accounting and reporting of prepayment penalties for callable securities. The difference between total proceeds received, less par value, is to be reported in net investment income and the difference between book adjusted carrying value and par value at time of disposal shall be reported as realized capital gains or losses. In addition, companies are required to disclose prepayment penalties and acceleration fees for callable securities, which are included in Note 4. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2017, the Company reported certain prior period adjustments which, in aggregate, did not have a material impact to the Company’s financial statements. The net impact of these adjustments was included as a component of “Unassigned funds (surplus).”

Effective August 26, 2016, the Company adopted the substantive revisions to SSAP No. 51, “Life Contracts” (“SSAP No. 51R”), which was updated to provide guidance on how to determine the change in valuation basis for Principle-Based Reserving. The adoption of these revisions did not have a material effect on the Company’s financial statements.

During the first quarter of 2016, the Company changed its accounting policy for the reporting of contract claims and policyholder reserves related to certain blocks of SPDA products. The Company revised its interpretation of the provisions of SSAP No. 51, “Life Contracts” and SSAP No. 55, “Unpaid Claims, Losses and Loss Adjustment Expenses” with regard to the timing of recognition of pending claims for certain SPDA policies. Management believes that its revised approach better represents the economic substance of certain policyholder and beneficiary elections. SSAP No. 3, “Accounting Changes and Corrections of Errors” requires that the cumulative effect of a change in accounting principle be recognized in the period of change as an adjustment to “Unassigned Funds (surplus)”. The effect of this adjustment was to increase “Aggregate reserves: life policies and contracts” by $12.8 million, with a corresponding and off-setting decrease to “Policy and contract

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

claims: life”. As such, the impact of this change resulted in a net zero impact to “Unassigned funds (surplus)”.

4.                          Investments

Net Investment Income

Net investment income for the years ended December 31 consists of the following:

	December 31
	2017	2016
	($ in thousands)
Bonds	$79,722	$81,453
Stocks	1,624	1,629
Mortgage loans	5,262	5,406
Cash, cash equivalents, and short term investments	115	36
Contract loans	2,145	2,316
Total investment income	88,868	90,840
Investment expenses	(5,129)	(5,096)
Net investment income	$83,739	$85,744

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans —	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds —	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

There was no due and accrued investment income excluded at December 31, 2017 or 2016.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2017	2016
	($ in thousands)
Bonds	$3,416	$5,966
Common stock-unaffiliated	124	68
Preferred stock	19	145
Cash, cash equivalents and short-term investments	20	0
Derivative instruments	(3,787)	(1,753)
Other investments	37	3
Other-than-temporary impairments	(52)	(1,997)
Less:
Interest maintenance reserve	2,259	2,078
Federal income taxes	625	359
Net realized investment losses	$(3,107)	$(5)

Proceeds from the sales of investments in bonds, common stocks, and preferred stocks during 2017 and 2016 were approximately $106.3 million and $78.3 million, respectively. The Company realized gross gains of $4.1 million and $7.0 million on those sales for the years ended December 31, 2017 and 2016, respectively. Gross losses of $0.5 million and $0.6 million were realized on those sales for the years ended December 31, 2017 and 2016, respectively.

Unrealized Gains and Losses

The change in net unrealized investment gains and losses included in surplus for the years ended December 31 is as follows:

	2017	2016
	($ in thousands)
Common stocks	$1	$(20)
Derivative instruments	(446)	171
Less:
Federal income taxes	(117)	53
Change in net unrealized capital gains and losses	$(328)	$98

During 2017, the Company recorded $0.4 million in unrealized losses on derivative instruments due to changes in fair value. The losses included $0.2 million of losses related to foreign currency futures, $0.1 million of losses related to equity futures, and $0.1 million of losses related to equity options, which were used to mitigate risks associated with the Company’s variable annuity products. During 2016, the Company recorded $0.2 million in unrealized gains on derivative instruments due to changes in fair value. The gains included $0.2 million of gains related to foreign currency futures and $0.1 million of gains related to equity futures, offset by $0.1 million of losses related to equity options, which were used to mitigate risks associated with the Company’s variable annuity products.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Bonds and Preferred Stocks

The statement value and estimated market value of the Company’s bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	($ in thousands)
2017
Bonds:
US Government	$27,980	$0	$(610)	$27,370
US states, territories and possessions	9,132	482	0	9,614
US political subdivisions	1,801	71	0	1,872
US special revenue and assessment	86,185	12,022	(1,092)	97,115
Industrial and miscellaneous	1,172,120	143,099	(4,058)	1,311,161
Hybrids	26,477	4,384	(54)	30,807
Total bonds, excluding loan-backed and structured securities	1,323,695	160,058	(5,814)	1,477,939
Loan-backed and structured securities:
Residential mortgage backed securities	123,479	2,347	(484)	125,342
Commercial mortgage backed securities	157,010	2,913	(970)	158,953
Other loan-backed and structured	35,527	672	(60)	36,139
Total loan-backed and structured securities	316,016	5,932	(1,514)	320,434
Total bonds	1,639,711	165,990	(7,328)	1,798,373
Preferred stocks	28,614	3,424	(1,213)	30,825
Total bonds and preferred stocks	$1,668,325	$169,414	$(8,541)	$1,829,198

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	($ in thousands)
2016
Bonds:
US Government	$28,062	$23	$(571)	$27,514
US states, territories and possessions	9,139	563	0	9,702
US political subdivisions	1,817	37	(5)	1,849
US special revenue and assessment	91,290	9,551	(2,122)	98,719
Industrial and miscellaneous	1,126,996	115,057	(13,407)	1,228,646
Hybrids	30,965	2,774	(263)	33,476
Total bonds, excluding loan-backed and structured securities	1,288,269	128,005	(16,368)	1,399,906
Loan-backed and structured securities:
Residential mortgage backed securities	80,979	2,259	(1,045)	82,193
Commercial mortgage backed securities	156,691	4,243	(1,489)	159,445
Other loan-backed and structured	23,074	340	(296)	23,118
Total loan-backed and structured securities	260,744	6,842	(2,830)	264,756
Total bonds	1,549,013	134,847	(19,198)	1,664,662
Preferred stocks	29,219	1,977	(1,394)	29,802
Total bonds and preferred stocks	$1,578,232	$136,824	$(20,592)	$1,694,464

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The statement value and estimated market value of bonds at December 31, 2017, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement	Estimated
	Value	Market Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$27,243	$27,935
Due after 1 year through 5 years	424,552	445,959
Due after 5 years through 10 years	251,444	258,336
Due after 10 years	620,456	745,709
Total bonds, excluding loan-backed and structured securities	1,323,695	1,477,939
Total loan-backed and structured securities	316,016	320,434
Total bonds	$1,639,711	$1,798,373

The Company’s investment gross unrealized losses and estimated market value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated	Gross	Estimated	Gross	Estimated	Gross
	Market	Unrealized	Market	Unrealized	Market	Unrealized
	Value	Loss	Value	Loss	Value	Loss
	($ in thousands)
2017
Bonds:
US Governments	$17,401	$(135)	$9,969	$(475)	$27,370	$(610)
US special revenue and assessment	500	0	19,843	(1,092)	20,343	(1,092)
Industrial and miscellaneous	91,128	(1,556)	62,322	(2,502)	153,450	(4,058)
Hybrids	2,258	(54)	0	0	2,258	(54)
Total bonds, excluding loan-backed and structured securities	111,287	(1,745)	92,134	(4,069)	203,421	(5,814)
Loan-backed and structured securities:
Residential mortgage backed securities	18,334	(176)	6,488	(308)	24,822	(484)
Commerical mortgage backed securities	37,900	(327)	18,409	(643)	56,309	(970)
Asset-backed securities	3,734	(5)	2,779	(55)	6,513	(60)
Total loan-backed and structured securities	59,968	(508)	27,676	(1,006)	87,644	(1,514)
Total bonds	171,255	(2,253)	119,810	(5,075)	291,065	(7,328)
Preferred stocks	69	0	1,787	(1,213)	1,856	(1,213)
Total bonds and preferred stocks	$171,324	$(2,253)	$121,597	$(6,288)	$292,921	$(8,541)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

	Less Than 12 Months		12 Months or More		Total
	Estimated	Gross	Estimated	Gross	Estimated	Gross
	Market	Unrealized	Market	Unrealized	Market	Unrealized
	Value	Loss	Value	Loss	Value	Loss
	($ in thousands)
2016
Bonds:
US Governments	$21,058	$(571)	$0	$0	$21,058	$(571)
US political subdivisions	1,222	(5)	0	0	1,222	(5)
US special revenue and assessment	31,651	(2,122)	0	0	31,651	(2,122)
Industrial and miscellaneous	153,910	(7,629)	53,555	(5,778)	207,465	(13,407)
Hybrids	2,617	(85)	2,977	(178)	5,594	(263)
Total bonds, excluding loan-backed and structured securities	210,458	(10,412)	56,532	(5,956)	266,990	(16,368)
Loan-backed and structured securities:
Residential mortgage backed securities	28,158	(868)	3,577	(177)	31,735	(1,045)
Commerical mortgage backed securities	53,988	(1,444)	1,706	(45)	55,694	(1,489)
Asset-backed securities	2,391	(117)	2,871	(179)	5,262	(296)
Total loan-backed and structured securities	84,537	(2,429)	8,154	(401)	92,691	(2,830)
Total bonds	294,995	(12,841)	64,686	(6,357)	359,681	(19,198)
Preferred stocks	5,372	(276)	2,004	(1,118)	7,376	(1,394)
Total bonds and preferred stocks	$300,367	$(13,117)	$66,690	$(7,475)	$367,057	$(20,592)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the “Loan-backed and Structured Securities” section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. The Company recognized less than $0.1 million of OTTIs on non-loan-backed securities during 2017. The Company recognized $2.0 million of OTTIs on non-loan-backed securities during 2016.

The Company had securities with a market value of $121.6 million in an unrealized loss position for greater than 12 months at December 31, 2017, composed primarily of U.S. government related agencies, non-agency commercial mortgage-backed, energy, and U.S. Treasury securities. The Company had securities with a market value of $66.7 million in an unrealized loss position for greater than 12 months at December 31, 2016, composed of primarily energy, metals and mining, oil field services, and media entertainment securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

The Company had no individual bonds that exceeded 10% of capital and surplus at December 31, 2017 and 2016.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

As of December 31, 2017 and 2016, bonds and cash having a market value of $6.5 million and $6.6 million were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5* NAIC rating as of December 31, 2017 and 2016.

Loan-backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally-recognized, real-time database.

For the years ended December 31, 2017 and 2016, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

During 2017, the Company recognized no OTTIs for loan-backed securities held at December 31, 2017.

During 2016, the Company recognized the following OTTIs for loan-backed securities held at December 31, 2016:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
	($ in thousands)
12544DAC3	$296	$284	$12	$284	$286	9/30/2016

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in earnings as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31, 2017:

		($ in thousands)
a. The aggregate amount of unrealized losses:
	1. Less than 12 Months	$508
	2. Twelve Months or Longer	$1,006

b. The aggregate related fair value of securities with unrealized losses:
	1. Less than 12 Months	$59,968
	2. Twelve Months or Longer	$27,676

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company’s exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities that are backed by loans to borrowers with lower credit ratings. These securities are classified as subprime at issuance. The Company has exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. The Company has exposure to unrealized losses on these holdings from changes in market values due to widening spreads in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the securities are other-than-temporarily impaired. These risks are mitigated somewhat by the Company’s ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support. The Company has no direct exposure through investments in subprime mortgage loans.

The following information relates to the Company’s other investments with subprime exposure:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	($ in thousands)
2017
a. Residential mortgage-backed securites	$2,100	$2,130	$2,274	$1,230
b. Commercial mortgage-backed securities	0	0	0	0
c. Collateralized debt obligations	0	0	0	0
d. Structured securities	0	0	0	0
e. Equity investment in SCAs	0	0	0	0
f. Other assets	0	0	0	0
g. Total	$2,100	$2,130	$2,274	$1,230

2016
a. Residential mortgage-backed securites	$3,606	$3,661	$3,769	$1,230
b. Commercial mortgage-backed securities	0	0	0	0
c. Collateralized debt obligations	0	0	0	0
d. Structured securities	0	0	0	0
e. Equity investment in SCAs	0	0	0	0
f . Other assets	0	0	0	0
g. Total	$3,606	$3,661	$3,769	$1,230

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Structured Notes

The Company held the following structured note as of December 31:

				Mortgage-
				Referenced
CUSIP			Book/Adjusted	Security
Identification	Actual Cost	Fair Value	Carrying Value	(YES/NO)
	($ in thousands)
2017
89233P6U5	$3,000	$2,995	$3,001	NO

2016
89233P6U5	$3,000	$2,934	$3,000	NO

Prepayment Penalties and Acceleration Fees

The Company had the following prepayment penalties or acceleration fees for the year ended December 31, 2017:

	General Account	Separate Account
	($ in thousands)
(1) Number of CUSIPs	16	0
(2) Aggregate amount of investment income	$1,904	$0

Mortgage Loans

As of December 31, 2017, the Company’s mortgage loan portfolio had the following concentrations by type of property:

% of Portfolio
Retail	53.2%
Apartments	15.5
Industrial	14.6
Office	11.2
Other commercial	4.4
Mixed Use	1.1
100.0%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

As of December 31, 2017, the Company’s mortgage loan portfolio had the following concentrations by location:

% of Portfolio
Tennessee	13.2%
Michigan	11.1
Texas	8.6
Nebraska	8.3
Alabama	7.8
North Carolina	7.4
Florida	6.2
Illinois	5.8
Mississippi	5.4
Ohio	3.8
Utah	3.7
Wisconsin	3.4
Nevada	2.7
Kentucky	2.6
Missouri	2.4
Minnesota	1.8
Delaware	1.7
Colorado	1.5
Indiana	1.1
California	0.9
Idaho	0.6
100.0%

The minimum and maximum lending rates for new commercial mortgage loans during 2017 were 3.75% and 4.5%.

The Company did not exclude any interest due to delinquency or uncollectibility or reduce interest rates on any outstanding loans during either 2017 or 2016.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2017, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2017, the maximum percentage of any one loan to the value of security at the time of the loan was 75%.

As of December 31, 2017 and 2016, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2017 and 2016, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

As of December 31, 2017 and 2016, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2017 or 2016. No activity occurred in the allowance for credit losses during 2017 or 2016.

The following is an aging analysis of the Company’s mortgage loans:

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Current Year
1.	Recorded Investment (All)
	(a) Current	$0	$0	$0	$0	$104,410	$0	$104,410
	(b) 30-59 Days Past Due	0	0	0	0	0	0	0
	(c) 60-89 Days Past Due	0	0	0	0	0	0	0
	(d) 90-179 Days Past Due	0	0	0	0	0	0	0
	(e) 180+ Days Past Due	0	0	0	0	0	0	0

2.	Accruing Interest 90-179 Days Past Due
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
	(b) Interest Accrued	0	0	0	0	0	0	0

3.	Accruing Interest 180+ Days Past Due
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
	(b) Interest Accrued	0	0	0	0	0	0	0

4.	Interest Reduced
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
	(b) Number of Loans	0	0	0	0	0	0	0
	(c) Percent Reduced	0%	0%	0%	0%	0%	0%	0%

5.	Participant or Co-lender in a Mortgage Loan Agreement
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0

Prior Year
1.	Recorded Investment (All)
	(a) Current	$0	$0	$0	$0	$96,389	$0	$96,389
	(b) 30-59 Days Past Due	0	0	0	0	0	0	0
	(c) 60-89 Days Past Due	0	0	0	0	0	0	0
	(d) 90-179 Days Past Due	0	0	0	0	0	0	0
	(e) 180+ Days Past Due	0	0	0	0	0	0	0

2.	Accruing Interest 90-179 Days Past Due
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
	(b) Interest Accrued	0	0	0	0	0	0	0

3.	Accruing Interest 180+ Days Past Due
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
	(b) Interest Accrued	0	0	0	0	0	0	0

4.	Interest Reduced
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0
	(b) Number of Loans	0	0	0	0	0	0	0
	(c) Percent Reduced	0%	0%	0%	0%	0%	0%	0%

5.	Participant or Co-lender in a Mortgage Loan Agreement
	(a) Recorded Investment	$0	$0	$0	$0	$0	$0	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Restricted Assets

The Company’s restricted assets as of December 31 are as follows:

2017

	Gross (Admitted and Nonadmitted) Restricted							Current Year
	Current Year									Percentage
Restricted Asset Category	1 Total General Account (G/A)	2 G/A Supporting S/A Activity	3 Total Separate Account (S/A) Restricted Assets	4 S/A Assets Supporting G/A Activity	5 Total (1 plus 3)	6 Total From Prior Year	7 Increase/ (Decrease) (5 minus 6)	8 Total Nonadmitted Restricted	9 Total Admitted Restricted (5 minus 8)	10 Gross (Admitted and Nonadmitted) Restricted to Total Assets	11 Admitted Restricted to Total Admitted Assets
	($ in thousands)
a. Subject to contractual obligation for which liability is not shown	$0	$0	$0	$0	$0	$0	$0	$0	$0	0.0%	0.0%
b. Collateral held under security lending agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
c. Subject to Repurchase agreements	0	0	0	0	0	10,129	(10,129)	0	0	0.0%	0.0%
d. Subject to reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
e. Subject to dollar repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
f. Subject to dollar reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
g. Placed under option contracts	0	0	0	0	0	0	0	0	0	0.0%	0.0%
h. Letter stock or securities restricted as to sale-excluding FHLB capital stock	0	0	0	0	0	0	0	0	0	0.0%	0.0%
I. Federal home loan bank capital stock	0	0	0	0	0	0	0	0	0	0.0%	0.0%
j. On deposit with states	6,557	0	0	0	6,557	6,560	(3)	0	6,557	0.3%	0.3%
k. On deposit with other regulatory bodies	0	0	0	0	0	0	0	0	0	0.0%	0.0%
l. Pledged as collateral to FHLB (including assets backing funding agreements)	0	0	0	0	0	0	0	0	0	0.0%	0.0%
m. Pledged as collateral not captured in other categories	6,069	0	0	0	6,069	7,306	(1,237)	0	6,069	0.3%	0.3%
n. Other restricted assets	0	0	0	0	0	0	0	0	0	0.0%	0.0%
o Total Restricted Assets	$12,626	$0	$0	$0	$12,626	$23,995	$(11,369)	$0	$12,626	0.6%	0.6%

2016

	Gross (Admitted and Nonadmitted) Restricted							Current Year
	Current Year									Percentage
Restricted Asset Category	1 Total General Account (G/A)	2 G/A Supporting S/A Activity	3 Total Separate Account (S/A) Restricted Assets	4 S/A Assets Supporting G/A Activity	5 Total (1 plus 3)	6 Total From Prior Year	7 Increase/ (Decrease) (5 minus 6)	8 Total Nonadmitted Restricted	9 Total Admitted Restricted (5 minus 8)	10 Gross (Admitted and Nonadmitted) Restricted to Total Assets	11 Admitted Restricted to Total Admitted Assets
	($ in thousands)

a. Subject to contractual obligation for which liability is not shown	$0	$0	$0	$0	$0	$0	$0	$0	$0	0.0%	0.0%
b. Collateral held under security lending agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
c. Subject to Repurchase agreements	10,129	0	0	0	10,129	13,695	(3,566)	0	10,129	0.5%	0.5%
d. Subject to reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
e. Subject to dollar repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
f. Subject to dollar reverse repurchase agreements	0	0	0	0	0	0	0	0	0	0.0%	0.0%
g. Placed under option contracts	0	0	0	0	0	0	0	0	0	0.0%	0.0%
h. Letter stock or securities restricted as to sale-excluding FHLB capital stock	0	0	0	0	0	0	0	0	0	0.0%	0.0%
I. Federal home loan bank capital stock	0	0	0	0	0	0	0	0	0	0.0%	0.0%
j. On deposit with states	6,560	0	0	0	6,560	6,561	(1)	0	6,560	0.3%	0.3%
k. On deposit with other regulatory bodies	0	0	0	0	0	0	0	0	0	0.0%	0.0%
l. Pledged as collateral to FHLB (including assets backing funding agreements)	0	0	0	0	0		0	0	0	0.0%	0.0%
m. Pledged as collateral not captured in other categories	7,306	0	0	0	7,306	0	7,306	0	7,306	0.4%	0.4%
n. Other restricted assets	0	0	0	0	0	0	0	0	0	0.0%	0.0%
o Total Restricted Assets	$23,995	$0	$0	$0	$23,995	$20,256	$3,739	$0	$23,995	1.2%	1.2%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The detail of assets pledged as collateral, not captured in other categories, as of December 31 are as follows:

2017

	Gross (Admitted and Nonadmitted) Restricted
	Current Year								Percentage
Description of Assets	1 Total General Account (G/A)	2 G/A Supporting S/A Activity	3 Total Separate Account (S/A) Restricted Assets	4 S/A Assets Supporting G/A Activity	5 Total (1 plus 3)	6 Total From Prior Year	7 Increase/ (Decrease) (5 minus 6)	8 Total Current Year Admitted Restricted	9 Gross (Admitted and Nonadmitted) Restricted to Total Assets	10 Admitted Restricted to Total Admitted Assets
	($ in thousands)
Collateral for derivative instruments	$6,069	$0	$0	$0	$6,069	$7,306	$(1,237)	$6,069	0.3%	0.3%
Total	$6,069	$0	$0	$0	$6,069	$7,306	$(1,237)	$6,069	0.3%	0.3%

2016

	Gross (Admitted and Nonadmitted) Restricted
	Current Year								Percentage
Description of Assets	1 Total General Account (G/A)	2 G/A Supporting S/A Activity	3 Total Separate Account (S/A) Restricted Assets	4 S/A Assets Supporting G/A Activity	5 Total (1 plus 3)	6 Total From Prior Year	7 Increase/ (Decrease) (5 minus 6)	8 Total Current Year Admitted Restricted	9 Gross (Admitted and Nonadmitted) Restricted to Total Assets	10 Admitted Restricted to Total Admitted Assets
	($ in thousands)
Collateral for derivative instruments	$7,306	$0	$0	$0	$7,306	$0	$7,306	$7,306	0.4%	0.4%
Total	$7,306	$0	$0	$0	$7,306	$0	$7,306	$7,306	0.4%	0.4%

The Company had no other restricted assets as of December 31, 2017. The Company had no collateral received and reflected as assets within the Company’s financial statements as of December 31, 2017.

Collateral received and reflected as assets within the Company’s financial statements as of December 31, 2016 is as follows:

2016

Collateral Assets		Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted *	% of BACV to Total Admitted Assets **
		($ in thousands)
a.	Cash	$251	$251	0.014%	0.014%
b.	Schedule D, Part 1	0	0	0.000	0.000
c.	Schedule D, Part 2, Section 1	0	0	0.000	0.000
d.	Schedule D, Part 2, Section 2	0	0	0.000	0.000
e.	Schedule B	0	0	0.000	0.000
f.	Schedule A	0	0	0.000	0.000
g.	Schedule BA, Part 1	0	0	0.000	0.000
h.	Schedule DL, Part 1	0	0	0.000	0.000
i.	Other	0	0	0.000	0.000
j.	Total Collateral Assets (a+b+c+d+e+f+g+h+i)	$251	$251	0.014%	0.014%

*                 Total assets excluding Separate Accounts

**          Total admitted assets excluding Separate Accounts

		Amount	% of Liability to Total Liabilities*
		($ in thousands)
k.	Recognized Obligation to
	Return Collateral Asset	$251	0.016%

*                 Total liabilities excluding Separate Accounts

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Repurchase Agreements, Securities Lending Transactions, and Wash Sales

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2017, the Company had no balances outstanding under these agreements.

The Company is not involved in securities lending transactions.

In the normal course of the Company’s investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ending December 31, 2017 or 2016.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that its cash flows will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company’s parent, PLICO, if needed.

The Company had no repurchase or reverse repurchase agreement transactions accounted for as secured borrowing or as a sale during the fourth quarter of 2017.

5.                          Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLICO to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) at December 31 are as follows:

		$ in thousands
		12/31/2017			12/31/2016			Change
				(3)			(6)			(9)
		(1)	(2)	(Col 1+2)	(4)	(5)	(Col 4+5)	(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
1.
(a)	Gross Deferred Tax Assets	$6,738		$6,738	$11,683	$0	$11,683	$(4,945)	$0	$(4,945)
(b)	Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
(c)	Adjusted Gross Deferred Tax Assets (1a-1b)	6,738	0	6,738	11,683	0	11,683	(4,945)	0	(4,945)
(d)	Deferred Tax Assets Nonadmitted	2,758	0	2,758	4,499	0	4,499	(1,741)	0	(1,741)
(e)	Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	3,980	0	3,980	7,184	0	7,184	(3,204)	0	(3,204)
(f)	Deferred Tax Liabilities	47	0	47	646	0	646	(599)	0	(599)
(g)	Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$3,933	$0	$3,933	$6,538	$0	$6,538	$(2,605)	$0	$(2,605)

		$ in thousands
		12/31/2017			12/31/2016			Change
				(3)			(6)			(9)
		(1)	(2)	(Col 1+2)	(4)	(5)	(Col 4+5)	(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
2.
Admission Calculation Components - SSAP No. 101
(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$0	$0	$0	$6,460	$0	$6,460	$(6,460)	$0	$(6,460)
(b)	Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application Of The Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	3,933	0	3,933	78	0	78	3,855	0	3,855
1)	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	3,933	0	3,933	78	0	78	3,855	0	3,855
2)	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	22,795	XXX	XXX	24,819	XXX	XXX	(2,024)
(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	47	0	47	646	0	646	(599)	0	(599)
(d)	Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b)+2(c)	$3,980	$0	$3,980	$7,184	$0	$7,184	$(3,204)	$0	$(3,204)

		$ in thousands
		2017	2016
3.
(a)	Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	941%	1187%
(b)	Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$164,868	$176,843

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

			$ in thousands
			12/31/2017		12/31/2016		Change
							(5)	(6)
			(1)	(2)	(3)	(4)	(Col 1-3)	(Col 2-4)
			Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
4.
Impact of Tax Planning Strategies
(a)	Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
	1.	Adjusted Gross DTA Amount From Note 9A1(c)	$6,738	$0	$11,683	$0	$(4,945)	$0
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To the Impact of Tax Planning Strategies	0%	0%	0%	0%	0%	0%
	3.	Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$3,980	$0	$7,184	$0	$(3,204)	$0
	4.	Percentage of Net Admittted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0%	0%	0%	0%	0%	0%

(b)	Does the Company’s tax-planning strategies include the use of reinsurance?				Yes	☐	No	☒

The Company has no DTLs that are not recognized.

Current income taxes incurred consist of the following major components:

		$ in thousands
				(3)
		(1)	(2)	(Col 1-2)
		2017	2016	Change
1.
(a)	Federal	$9,911	$13,892	$(3,981)
(b)	Foreign	0	0	0
(c)	Subtotal	9,911	13,892	(3,981)
(d)	Federal income tax on capital gains	625	359	266
(e)	Utilization of capital loss carryforwards	0	0	0
(f)	Other	0	0	0
(g)	Federal and foreign income taxes incurred	$10,536	$14,251	$(3,715)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

Deferred Tax Assets:

		$ in thousands
				(3)
		(1)	(2)	(Col 1-2)
		12/31/2017	12/31/2016	Change
2.
(a)	Ordinary:
(1)	Discounting of unpaid losses	$0	$0	$0
(2)	Unearned premium reserve	0	0	0
(3)	Policyholder reserves	788	1,609	(821)
(4)	Investments	399	0	399
(5)	Deferred acquisition costs	2,685	3,923	(1,238)
(6)	Policyholder dividends accrual	13	23	(10)
(7)	Fixed assets	0	0	0
(8)	Compensation and benefits accrual	0	0	0
(9)	Pension accrual	0	0	0
(10)	Receivables - nonadmitted	17	164	(147)
(11)	Net operating loss carryforward	0	0	0
(12)	Tax credit carryforward	0	0	0
(13)	Other (including items <5% of total ordinary tax assets)	0	0	0
(14)	Due & deferred premium	241	404	(163)
(15)	Intangibles	2,595	5,560	(2,965)
(99)	Subtotal	6,738	11,683	(4,945)

(b)	Statutory valuation allowance adjustment	0	0	0
(c)	Nonadmitted	2,758	4,499	(1,741)
(d)	Admitted ordinary deferred tax assets (2a99-2b-2c)	3,980	7,184	(3,204)

(e)	Capital:
(1)	Investments	0	0	0
(2)	Net capital loss carryforward	0	0	0
(3)	Real estate	0	0	0
(4)	Other (including items <5% of total capital tax assets)	0	0	0
(99)	Subtotal	0	0	0

(f)	Statutory valuation allowance adjustment	0	0	0
(g)	Nonadmitted	0	0	0
(h)	Admitted capital deferred tax assets (2e99-2f-2g)	0	0	0
(i)	Admitted deferred tax assets (2d+2h)	$3,980	$7,184	$(3,204)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Deferred Tax Liabilities:

		$ in thousands
				(3)
		(1)	(2)	(Col 1-2)
		12/31/2017	12/31/2016	Change
3.
(a)	Ordinary:
(1)	Investments	$0	$542	$(542)
(2)	Fixed assets	0	0	0
(3)	Deferred and uncollected premium	0	0	0
(4)	Policyholder reserves	47	104	(57)
(5)	Other (including items <5% of total ordinary tax liabilities)	0	0	0
(99)	Subtotal	47	646	(599)

(b)	Capital:	0	0	0
(1)	Investments	0	0	0
(2)	Real estate	0	0	0
(3)	Other (including items <5% of total capital tax liabilities)	0	0	0
(99)	Subtotal	0	0	0
(c)	Deferred tax liabilities (3a99+3b99)	$47	$646	$(599)

Net deferred tax assets/liabilities (2i-3c)		$3,933	$6,538	$(2,605)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statement of Changes in Capital and Surplus):

	$ in thousands
			(3)
	(1)	(2)	(Col 1-2)
	12/31/2017	12/31/2016	Change

Adjusted gross deferred tax assets	$6,738	$11,683	$(4,945)
Total deferred tax liabilities	47	646	(599)
Net deferred tax assets/(liabilities)	$6,691	$11,037	(4,346)
Tax effect of unrealized gains/(losses)			117
Tax effect of prior period adjustment			898
Change in net deferred income tax [(charge)/benefit]			$(5,361)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21% effective January 1, 2018. As a result of the enactment, the Company has reduced its net deferred tax assets by $4.5 million in its year-end 2017 financial statements. Included in this amount are unrealized capital gains (losses) which were impacted by $39 thousand to update the tax effects previously reflected in this reporting line to reflect the enacted corporate tax rate. The Company’s federal income tax expense for periods beginning in 2018 will be based on the new rate.

The NAIC’s SAP Working Group released INT 18-01, “Updated Tax Estimates under the Tax Cuts and Jobs Act”, on February 8, 2018, and provided guidance on reporting and updating estimates when an insurer does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. Due to software limitations, the Company did not have the information available in order to make a reasonable estimate of the transitional adjustment related to the new life reserve computation method required by the Tax Act as of December 31, 2017. The additional information and resulting impact is expected to be recorded as an adjustment to the financial statements in an interim period in 2018 and will be recorded as a change in accounting estimate, pursuant to SSAP No. 3, in the period when the information necessary to calculate the impact becomes available. All accounting impacts will be completed within one year of the enactment date.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	$ in thousands
	2017
	Amount	Tax Effect	Effective Tax Rate (%)

Provision computed at statutory rate	$36,307	$12,707	35.0%

Tax on STAT capital gains	(223)	(78)	(0.2)
Amortization of IMR	(2,520)	(882)	(2.4)
Change in non-admits	386	135	0.4
Nondeductible expense	22	8	0.0
Dividends received deduction	(718)	(251)	(0.7)
Prior year deferred tax true-up	(50)	(17)	0.0
Prior year current tax true-up	1	0	0.0
Gain on reinsurance	(361)	(126)	(0.3)
Foreign tax credit	(59)	(21)	(0.1)
Effect of change in tax law	12,635	4,422	12.1
Total	$45,420	$15,897	43.8%

Federal and foreign income taxes incurred		$9,911	27.3%
Tax on capital gains/(losses)		625	1.7
Change in net deferred income taxes charge/(benefit)		5,361	14.8
Total statutory income taxes		$15,897	43.8%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

As of December 31, 2017, and December 31, 2016, the Company had no operating loss, no capital loss, and no Alternative Minimum Tax (AMT) credit carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
	($ in thousands)
2015	$12,527	$2,597	$15,124
2016	13,202	912	14,114
2017	8,441	2,094	10,535
Total	$34,170	$5,603	$39,773

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company recorded a federal income tax payable of $7.5 million at December 31, 2017. The Company recorded a federal income tax payable of $14 thousand at December 31, 2016.

The Company had no state transferable tax credits at December 31, 2017 or 2016.

The Company’s federal income tax return for 2017 is consolidated with the following entities:

Asset Protection Financial, Inc.	Protective Finance Corporation
Chesterfield International Reinsurance Limited	Protective Finance Corporation II
Dealer Services Reinsurance, Ltd.	Protective Finance Corporation IV
Empower Financial Resources, Inc.	Protective Investment Advisors, Inc.
First Protection Company	Protective Life Corporation
First Protection Corporation	Protective Life Insurance Company
First Protection Corporation of Florida	Protective Property & Casualty Insurance Company
First Protective Insurance Group, Inc.	Protective Real Estate Holdings, Inc.
Golden Gate Captive Insurance Company	Shades Creek Captive Insurance Company
Golden Gate II Captive Insurance Company	The Advantage Warranty Corporation
Golden Gate III Vermont Captive Insurance Company	United States Warranty Corp.
Golden Gate IV Vermont Captive Insurance Company	USWC Holding Company
Golden Gate V Vermont Captive Insurance Company	USWC Installment Program, Inc.
Investment Distributors, Inc.	Warranty Business Services Corporation
New World Re	West Coast Life Insurance Company
New World Warranty Corp.	Western Diversified Services, Inc.
ProEquities, Inc.	Western General Dealer Services, Inc.
Protective Administrative Services, Inc.	Western General Warranty Corporation
Protective Asset Protection, Inc.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

6.                          Information Concerning Parent, Subsidiaries, and Affiliates

The Company received no capital contributions during 2017 or 2016.

In 2017, the Company paid ordinary cash dividends totaling $34.6 million to its parent, PLICO. In 2016, the Company paid an ordinary cash dividend in the amount of $32.0 million to PLICO.

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2017, the Company had an intercompany receivable from its affiliates of $161 thousand and a payable of $9 thousand. As of December 31, 2016, the Company had an intercompany receivable from its affiliates of $20 thousand and a payable of $159 thousand.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $17.2 million and $12.5 million during the years ended December 31, 2017 and 2016, respectively, for these services. The Company received $35 thousand and $0 during the years ended December 31, 2017 and 2016, respectively, under these same agreements.

PLICO entered into a guaranty agreement on October 27, 1993, with the Company. PLICO has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies, which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $1.2 billion and $1.1 billion at December 31, 2017 and 2016, respectively.

PLICO entered into a guaranty agreement with the Company on December 31, 1995, whereby PLICO guaranteed that the Company will perform all of the obligations of PLICO pursuant to the terms and conditions of an indemnity coinsurance agreement between PLICO and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $5.9 million and $6.5 million at December 31, 2017 and 2016, respectively.

The Company entered into an agreement with PLICO in 2012 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2017 and 2016.

7.                          Capital and Surplus, Shareholders’ Dividend Restrictions

Dividends and distributions on preferred and common stock are non-cumulative and are paid as determined by the Company’s Board of Directors. Normally, dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Alabama in an amount up to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year reduced by dividends or distributions paid within the preceding twelve months. In 2017, the Company paid ordinary dividends totaling $34.6 million to its parent,

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

PLICO. In 2016, the Company paid an ordinary dividend in the amount of $32.0 million to PLICO. The Company did not pay dividends on the preferred stock in 2017 and 2016. During 2018, the Company can pay $26.4 million in distributions without the approval of the Insurance Commissioner of the State of Alabama. The participating preferred stock can be redeemed at the option of the Company at $1,000 per share.

The portion of unassigned funds (surplus) represented or reduced for cumulative unrealized gains and losses was $(276) thousand and $170 thousand as of December 31, 2017 and 2016, respectively.

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $2.8 million and $5.0 million at December 31, 2017 and 2016, respectively.

The NAIC’s risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer’s operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2017 and 2016.

8.                          Liabilities, Commitments, Contingencies, and Assessments

In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength. As of December 31, 2017 and 2016, the Company accrued liabilities of $1 thousand and $3 thousand, respectively, for future assessments. The Company accrued related assets for future premium tax credits of $1 thousand and $3 thousand for December 31, 2017 and 2016, respectively. In addition as of December 31, 2017 and 2016, assets of $358 thousand and $358 thousand, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

A reconciliation of guaranty assets during 2017 is as follows:

($ in thousands)

a. Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$360

b. Decreases current year:

Decrease in offsets related to estimated future assessments	1
Premium tax offset applied	1

c. Increases current year:

Assessments paid	1

d. Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$359

The Company has not entered into any contingent commitments or guarantees.

The Company has not recognized any gain contingencies.

On March 1, 2017, the Commonwealth of Pennsylvania issued orders placing affiliated companies         Penn Treaty Network American Insurance Company (“Penn Treaty”) and American Network Insurance Company (“ANIC”) in liquidation. As of March 1, 2017, the life and health insurance guaranty associations in the states where Penn Treaty and ANIC were licensed to do business have assumed responsibility for their policies. Insurance issued by Penn Treaty and ANIC consisted primarily of long-term care contracts.

The Company does not believe that it will be materially impacted by guaranty fund assessments related to the Penn Treaty and ANIC insolvencies. In accordance with SSAP No. 35R, the liabilities for estimated future assessments (“payables”) and related assets for amounts recoverable (“recoverables”) related to these insolvencies were required to be booked on a discounted basis. As of December 31, 2017, the Company’s accrued discounted payables and related recoverables for the Penn Treaty and ANIC insolvencies, with corresponding undiscounted amounts, were as follows (in dollars):

	Guaranty Fund Assessment		Related Assets
Name of insolvency	Undiscounted	Discounted*	Undiscounted	Discounted*
Penn Treaty/ANIC	$142	$72	$101	$48

* The discount rate applied at December 31, 2017 was 3.5%, in accordance with paragraphs 12-14 of SSAP No. 35R.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Additional information regarding the number of jurisdictions and the time period of the Company’s discounting methodology used for the accrued guaranty fund payables and recoverables related to the Penn Treaty and ANIC insolvencies is as follows as of December 31, 2017:

	Payables			Recoverables
Name of insolvency	Number of jurisdictions	Range of years	Weighted average number of years	Number of jurisdictions	Range of years	Weighted average number of years
Penn Treaty/ANIC	2	1 to 69	10	2	1 to 69	10

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, as well as certain of its insurance affiliates and certain other insurance companies for which the Company or its affiliates have co-insured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability and the early stages of the audits being conducted. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and its affiliated life insurance companies are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, escheating the benefits and interest to the state if the beneficiary could not be found, and paying penalties to the state, if required. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company does not believe such fees, if assessed, would have a material effect on its financial statements.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

9.                          Reinsurance

The Company assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. The Company is liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon the failure of any reinsurer to meet its obligations under a particular reinsurance agreement. In compliance with regulatory requirements of certain assuming reinsurer’s state of domicile, the certain reinsurers have deposited securities with their state insurance departments for the benefit of the policyholders to cover such liabilities; however, the Company remains primarily liable as the direct insurer on all risk reinsured. As of December 31, 2017, the Company’s maximum retention limit was $5.0 million or less on a single risk, depending on the life product. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers at the inception of new contracts and on a periodic basis.

The Company has ceded the following to affiliated insurers as of and for the years ended December 31:

	2017	2016
	($ in thousands)
Life:
Insurance in force	$52	$95
Policy reserves ceded	1	2
Policy claim liabilities ceded	0	0
Premiums ceded	0	0

Accident and health:
Policy reserves ceded	12	13
Policy claim liabilities ceded	1	1
Premiums ceded	2	2

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2017	2016
	($ in thousands)
Life:
Insurance in force	$8,063,798	$8,575,398
Policy reserves ceded	207,723	214,528
Policy claim liabilities ceded	4,684	4,503
Premiums ceded	31,803	34,059

Accident and health:
Policy reserves ceded	320	339
Policy claim liabilities ceded	0	0
Premiums ceded	0	0

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2017	2016
	($ in thousands)
Life:
Insurance in force	$2,096,480	$2,243,955
Policy reserves assumed	331,496	342,322
Policy claim liabilities assumed	4,167	2,996
Premiums assumed	19,321	20,537

Accident and health:
Policy reserves assumed	577	611
Policy claim liabilities assumed	2	2
Premiums assumed	5	5

None of the reinsurers included as “non-affiliated” in the above tables are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company charted in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2017. No new agreements were executed or existing agreements amended during 2017, to include policies or contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The Company has not written any receivables off as uncollectible during 2017 or 2016. As of December 31, 2017, the Company had $7 thousand of nonadmitted reinsurance receivables. The Company had $338 thousand of nonadmitted reinsurance receivables as of December 31, 2016.

The Company had no commutation of ceded reinsurance during 2017 and 2016.

Approximately 57.9% of the reinsurance receivable balance at December 31, 2017 relates to one insurance company rated “A+” (Superior) by the A. M. Best Company, an independent rating organization.

As of December 31, 2017 and 2016, respectively, the Company had $15 thousand and $16 thousand of accident and health recoverables and reinsurance credits with PLICO, which represented less than 1% of capital and surplus.

10.                   Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

The table below summarizes the notional amount of the Company’s financial instruments with off-balance sheet risk as of December 31, 2017 and 2016:

	Assets		Liabilities
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
	($ in thousands)
Swaps	$0	$0	$0	$0
Futures	5,465	25,206	21,383	4,575
Options	4,763	6,493	0	0
Totals	$10,228	$31,699	$21,383	$4,575

Effective January 1, 2017, accounting guidance regarding the calculation of the notional amount of certain futures was revised. This revised calculation method is reflected in the December 31, 2017 amounts above, and did not impact amounts reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly-rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset / liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department. A description of the Company’s objectives for using derivatives is described more fully in Note 1.

None of the Company’s derivative instruments qualify for hedge accounting. Therefore, they are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as unrealized gains and losses.

As of December 31, 2017, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $0.9 million and $4.9 million, respectively. Of this amount,

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

approximately $0.5 million and $4.9 million of cash and securities, respectively, related to outstanding futures, and approximately $0.4 million of cash was posted as collateral for outstanding options. As of December 31, 2017, the Company had not received cash as collateral.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The Company currently has no over-the-counter positions. Because exchange-traded futures are effected through a regulated exchange and positions are mark to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties. The Company also attempts to minimize its exposure to credit risk through the use of multiple highly rated counterparties.

11.                   Change in Incurred Losses and Loss Adjustment Expenses

Activities in the liability for accident and health policy and contract claims are summarized as follows:

	2017	2016
	($ in thousands)
Balance at January 1	$2,397	$2,522
Less reinsurance recoverables	10	10
Net balance at January 1	2,387	2,512
Incurred:
Related to current year	323	385
Related to prior year	(75)	(4)
Total incurred	248	381
Paid:
Related to current year	111	139
Related to prior year	296	367
Total paid	407	506
Net balance at December 31	2,228	2,387
Plus reinsurance recoverables	10	10
Balance at December 31	$2,238	$2,397

Reserves and liabilities as of January 1, 2017 were $2.4 million. As of December 31, 2017, $0.3 million has been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years are now $2.0 million, as a result of re-estimation of unpaid claims and claim adjustment expenses on disability income and credit lines of insurance. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

There were no significant changes in methodologies or assumptions used in calculating the liability for unpaid losses during 2017.

12.                   Participating Policies

Direct and assumed premiums under individual life participating policies were $78 thousand and 0.2% and $61 thousand and 0.2%, for the years ended December 31, 2017 and 2016, respectively, of total direct and assumed individual life premium earned. The Company accrues dividends when declared by the Board of Directors. The Company paid dividends in the amount of $72 thousand and $65 thousand for the years ended December 31, 2017 and 2016, respectively. The Company has not allocated any additional income to participating policyholders.

13.                   Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

2017

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
A.Subject to discretionary withdrawal:
(1) with market value adjustments	$10,350	$10,699	$0	$21,049	1.4%
(2) at book value less current surrender charge of 5% or more	111,959	0	0	111,959	7.6
(3) at fair value	0	0	198,454	198,454	13.4
(4) Total with market value adjustment or at fair value (total of 1 through 3)	122,309	10,699	198,454	331,462	22.4

(5) At book value without adjustment (minimal or no charge or adj.)	1,127,247	0	0	1,127,247	76.1
B.Not subject to discretionary withdrawal	21,606	0	0	21,606	1.5
C.Total (gross: direct + assumed)	1,271,162	10,699	198,454	1,480,315	100.0%
D.Reinsurance ceded	1,046	0	0	1,046
E.Total (net)* (C) - (D)	$1,270,116	$10,699	$198,454	$1,479,269

2016

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
A.Subject to discretionary withdrawal:
(1) with market value adjustments	$11,355	$10,468	$0	$21,823	1.6%
(2) at book value less current surrender charge of 5% or more	111,188	0	0	111,188	8.3
(3) at fair value	0	0	197,311	197,311	14.8
(4) Total with market value adjustment or at fair value (total of 1 through 3)	122,543	10,468	197,311	330,322	24.7

(5) At book value without adjustment (minimal or no charge or adj.)	985,345	0	0	985,345	73.9
B. Not subject to discretionary withdrawal	18,506	0	0	18,506	1.4
C. Total (gross: direct + assumed)	1,126,394	10,468	197,311	1,334,173	100.0%
D. Reinsurance ceded	1,087	0	0	1,087
E. Total (net)* (C) - (D)	$1,125,307	$10,468	$197,311	$1,333,086

14.                   Premiums and Annuity Considerations Deferred and Uncollected

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

2017
		Net of
Type	Gross	Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	0	0
Ordinary renewal	(347)	(433)
Credit Life	0	0
Group Life	(650)	(715)
Group Annuity	0	0
Totals	$(997)	$(1,148)

2016
		Net of
Type	Gross	Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	0	0
Ordinary renewal	(274)	(367)
Credit Life	0	0
Group Life	(727)	(787)
Group Annuity	0	0
Totals	$(1,001)	$(1,154)

15.                   Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•                  Market value adjusted annuities

•                  Variable annuities

Separate Accounts held by the Company are for variable annuity and individual and group market value adjusted annuity contracts. The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at market value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included as “Non-indexed Guarantee less than 4%” and “Non-indexed Guarantee more than 4%” in the table disclosing information regarding the Company’s Separate Accounts as shown later in Note 15.

The Separate Accounts for the variable annuities invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

directly to the policyholder and can be positive or negative. Variable annuities have been included as “Nonguaranteed Separate Accounts” in the table disclosing information regarding the Company’s Separate Accounts as shown later in Note 15.

Some of the variable annuity contracts contain GMDB and GLWB features, which are described in Note 1.

These products are included within the Separate Accounts pursuant to Alabama Code § 27-38-1.

In accordance with the products recorded within the Separate Account, all of the Company’s assets are considered legally insulated from the General Account. As of December 31, 2017 and 2016, the Company Separate Account statement included legally insulated assets of $211.9 million and $212.6 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products:

2017

($ in thousands)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Market value adjusted annuities	$9,003	$0
Variable annuities	202,908	0
Total	$211,911	$0

2016

($ in thousands)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Market value adjusted annuities	$8,718	$0
Variable annuities	203,915	0
Total	$212,633	$0

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $5.3 million, $5.3 million, $5.5 million, $5.4 million, and $4.6 million during 2017, 2016, 2015, 2014, and 2013, respectively.

For the year ended December 31, 2017, $5 thousand was paid by the General Account toward Separate Account guarantees. For the preceding four years, $24 thousand, $65 thousand, $0, and $69 thousand were paid by the General Account toward Separate Account guarantees in 2016, 2015, 2014, and 2013, respectively.

The Company did not have securities lending transactions within either the General or Separate Accounts during 2017 or 2016.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

Information regarding the Company’s Separate Accounts is as follows:

2017

					NONINDEXED	NONINDEXED
					GUARANTEE	GUARANTEE	NONGUARANTEED
					LESS THAN	MORE THAN	SEPARATE
				INDEX	4%	4%	ACCOUNT	TOTAL
				($ in thousands)
(1)	Premiums, consideration or deposits for the year ended 12/31/2017 Reserves at 12/31/2017			$0	$0	$0	$1,104	$1,104
(2)	For accounts with assets at:
	a.	Fair value		$0	$10,699	$0	$198,454	$209,153
	b.	Amortized cost		0	0	0	0	0
	c.	Total reserves *		$0	$10,699	$0	$198,454	$209,153
(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal:
		1.	With market value adjustment	$0	$10,699	$0	$0	$10,699
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	0	0	0	0	0
		3.	At fair value	0	0	0	198,454	198,454
		4.	At book value without market value adjustment and with current surrender charge less than 5%	0	0	0	0	0
		5.	Subtotal	0	10,699	0	198,454	209,153
	b.	Not subject to discretionary withdrawal		0	0	0	0	0
	c.	Total		$0	$10,699	$0	$198,454	$209,153
		*Line 2(c) should equal Line 3(c)
(4)	Reserves for Asset Default Risk in Lieu of AVR			$0	$0	$0	$0	$0

2016

					NONINDEXED	NONINDEXED
					GUARANTEE	GUARANTEE	NONGUARANTEED
					LESS THAN	MORE THAN	SEPARATE
				INDEX	4%	4%	ACCOUNT	TOTAL
				($ in thousands)
(1)	Premiums, consideration or deposits for the year ended 12/31/2016 Reserves at 12/31/2016			$0	$0	$0	$3,646	$3,646
(2)	For accounts with assets at:
	a.	Fair value		$0	$10,468	$0	$197,311	$207,779
	b.	Amortized cost		0	0	0	0	0
	c.	Total reserves *		$0	$10,468	$0	$197,311	$207,779
(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal:
		1.	With market value adjustment	$0	$10,468	$0	$0	$10,468
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	0	0	0	0	0
		3.	At fair value	0	0	0	197,311	197,311
		4.	At book value without market value adjustment and with current surrender charge less than 5%	0	0	0	0	0
		5.	Subtotal	0	10,468	0	197,311	207,779
	b.	Not subject to discretionary withdrawal		0	0	0	0	0
	c.	Total		$0	$10,468	$0	$197,311	$207,779
		*Line 2(c) should equal Line 3(c)
(4)	Reserves for Asset Default Risk in Lieu of AVR			$0	$0	$0	$0	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2017	2016
	($ in thousands)
Transfers as reported in the Summary of Operations of the
Separate Accounts Statement:
Transfers to Separate Accounts	$1,107	$3,647
Transfers from Separate Accounts	16,375	14,954
Net transfers from Separate Accounts	$(15,268)	$(11,307)
Transfers as reported in the Statements of Operations	$(15,268)	$(11,307)

16.                   Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100, “Fair Value Measurements” (“SSAP No. 100”). SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,

(b) Quoted prices for identical or similar assets or liabilities in non-active markets,

(c)  Inputs other than quoted market prices that are observable, and

(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The following tables provide information as of December 31 about the Company’s financial assets and liabilities (other than derivative instruments) measured at fair value:

2017

Description	Level 1	Level 2	Level 3	Total
	($ In thousands)
Assets at fair value
Common stocks
Industrial and misc.	$0	$0	$2	$2
Total common stocks	0	0	2	2
Separate Account assets	203,072	8,839	0	211,911
Total assets at fair value	$203,072	$8,839	$2	$211,913

2016

Description	Level 1	Level 2	Level 3	Total
	($ In thousands)
Assets at fair value
Common stocks
Industrial and misc.	$1	$0	$0	$1
Total common stocks	1	0	0	1
Separate Account assets	204,046	8,587	0	212,633
Total assets at fair value	$204,047	$8,587	$0	$212,634

The Company held $2 thousand and $0 in Level 3 financial instruments measured at fair value as of December 31, 2017 and 2016, respectively.

The following is a Level 3 rollforward for 2017:

Description	Beginning Balance at 1/1/2017	Transfers into Level 3		Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
	($ in thousands)
Assets
Separate Account bond	$0	$1	(a)	$0	$1	$0	$0	$0	$0	$0	$2
Total assets	$0	$1		$0	$1	$0	$0	$0	$0	$0	$2

(a)        Transferred from Level 1 to Level 3 at March 31, 2017. This transfer resulted from securities that were previously priced by independent pricing services or brokers as of December 31, 2016, but were priced internally using unobservable inputs as of March 31, 2017.

For the year ended December 31, 2017, $1 thousand of securities were transferred into Level 3. This amount was transferred from Level 1. The Company recognizes transfers between levels at the end of the reporting period. There were no other transfers between levels for the Company’s financial assets and liabilities measured at fair value during the year ended December 31, 2017.

The following is a Level 3 rollforward for 2016:

Description	Beginning Balance at 1/1/2016	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
	($ in thousands)
Assets
Separate Account bond	$1,239	$0	$(1,179)	$(60)	$0	$0	$0	$0	$0	$0
Total assets	$1,239	$0	$(1,179)	$(60)	$0	$0	$0	$0	$0	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

For the year ended December 31, 2016, $1.2 million of securities were transferred into Level 2. This amount was transferred from Level 3. There were no other transfers between levels for the Company’s financial assets and liabilities measured at fair value during the year ended December 31, 2016.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security.

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted-average of contacted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2017 and 2016.

The fair value hierarchy for derivative instruments measured at fair value at December 31 is as follows:

2017

	Level 1	Level 2	Level 3	Total
	($ in thousands)
Derivative assets
Foreign currency contracts	$3	$0	$0	$3
Equity contracts	593	0	0	593
Total derivative assets	$596	$0	$0	$596

Derivative liabilities
Foreign currency contracts	$36	$0	$0	$36
Equity contracts	133	0	0	133
Total derivative liabilities	$169	$0	$0	$169

2016

	Level 1	Level 2	Level 3	Total
	($ in thousands)
Derivative assets
Foreign currency contracts	$164	$0	$0	$164
Equity contracts	387	0	0	387
Total derivative assets	$551	$0	$0	$551

Derivative liabilities
Equity contracts	$127	$0	$0	$127
Total derivative liabilities	$127	$0	$0	$127

There were no transfers between Levels 1, 2, or 3 for the years ended December 31, 2017 and 2016.

Derivative instruments are valued using exchange prices or counterparty quotations. Derivative instruments classified as Level 1 include futures and options, all of which are traded on active exchange markets.

There were no derivative instruments categorized within Level 3 of the fair value hierarchy for the years ended December 31, 2017 and 2016.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2017

	$ In thousands
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Bonds	$1,798,373	$1,639,711	$27,370	$1,757,871	$13,132	$0
Common stocks	2	2	0	0	2	0
Preferred stocks	30,825	28,614	30,825	0	0	0
Mortgage loans	108,740	104,410	0	0	108,740	0
Cash	3,335	3,335	3,335	0	0	0
Cash equivalents	31,307	31,307	31,307	0	0	0
Contract loans	29,208	29,208	0	0	29,208	0
Derivative assets	596	596	596	0	0	0
Derivative collateral and receivables	941	941	941	0	0	0
Separate Accounts	211,911	211,911	203,072	8,839	0	0
Liabilities
Deposit-type contracts	11,744	11,950	0	0	11,744	0
Derivative liabilities	169	169	169	0	0	0

2016

	$ In thousands
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Bonds	$1,664,662	$1,549,013	$28,184	$1,616,121	$20,357	$0
Common stock	1	1	1	0	0	0
Preferred stock	29,802	29,219	29,802	0	0	0
Mortgage loans	99,131	96,389	0	0	99,131	0
Cash	5,109	5,109	5,109	0	0	0
Short term investments	5,431	5,431	5,431	0	0	0
Contract loans	31,510	31,510	0	0	31,510	0
Derivative assets	551	551	551	0	0	0
Derivative collateral and receivables	2,152	2,152	2,152	0	0	0
Separate Accounts	212,633	212,633	204,046	8,587	0	0
Liabilities
Deposit-type contracts	9,340	9,417	0	0	9,340	0
Derivative liabilities	127	127	127	0	0	0
Derivative collateral and payables	251	251	251	0	0	0

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The market value of bonds and preferred stocks is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, and pricing matrices.

Publicly traded unaffiliated common stock is valued based on market trades and is a Level 1 valuation under SSAP No. 100. As of December 31, 2017, the Company held approximately $1 thousand of Hercules Inc. publicly traded common stock warrants, which are classified as Level 3. These publicly traded common stock warrants classified as Level 3 consist of holdings obtained through a tender offer.

The book value of the Company’s cash, cash equivalents, and short term investments approximates fair value.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The Separate Account assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds and open-ended mutual funds. The fair value of bonds held in Separate Accounts are determined using methodologies prescribed by the NAIC. The market value of bonds is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations and pricing matrices. These valuations are generally categorized as a Level 2 valuation as defined by SSAP No. 100. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a Level 1 valuation as defined by SSAP No. 100.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company held no financial instruments as of December 31, 2017 and 2016, for which it was not practicable to estimate fair value.

17.                   Retained Assets

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate was 0.40% in 2017.

No fees were charged to retained asset account owners during 2017.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

		In Force
		($ in thousands)
		2017		2016
		Number	Balance	Number	Balance
a.	Up to and including 12 Months	6	$650	5	$213
b.	13 to 24 Months	5	105	5	214
c.	25 to 36 Months	5	189	6	642
d.	37 to 48 Months	5	454	0	0
e.	49 to 60 Months	0	0	0	0
f.	Over 60 Months	0	0	0	0
g.	Total	21	$1,398	16	$1,069

The table below segregates retained asset components between individual and group contracts at December 31, 2017:

		($ in thousands)
		Individual		Group
			Balance/		Balance/
		Number	Amount	Number	Amount
a.	Number/Balance of Retained Asset Accounts at the Beginning of the Year	16	$1,069	0	$0
b.	Number/Amount of Retained Asset Account Issued/Added During the Year	14	3,735	0	0
c.	Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	6	XXX	0
d.	Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	0	XXX	0
e.	Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	0	0	0	0
f.	Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	9	3,412	0	0
g.	Number/Balance of Retained Asset Accounts at the End of the Year g=a+b+c-d-e-f	21	$1,398	0	$0

18.      Borrowed Money

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2017 and 2016

(Statutory Basis)

the amount at which the securities are reacquired as interest expense. As of December 31, 2017, the Company did have a borrowed money obligation.

In connection with outstanding repurchase agreements, the Company recognized a liability of $10.0 million, classified as “Borrowed money” on the Company’s December 31, 2016 Statements of Admitted Assets, Liabilities, and Capital and Surplus, which represented the cash amount to be paid at the repurchase agreements’ maturity on January 3, 2017. The Company had posted $10.1 million (statutory carrying value) of its assets as repurchase agreement collateral, which are classified as “Bonds” in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2016.

The Company entered into an agreement with PLICO in 2012 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2017 and 2016.

19.      Subsequent Events

On January 18, 2018, and for the limited purposes set forth therein, PLC entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, for the limited purposes set forth therein, Liberty Mutual Group Inc. (“Liberty Mutual”), The Lincoln National Life Insurance Company (“Lincoln Life”), and for the limited purposes set forth therein, Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual’s Group Benefits Business and Individual Life and Annuity Business (the “Life Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty”) (the “Transaction”). Pursuant to the Master Transaction Agreement, PLC, PLICO and the Company, a wholly owned subsidiary of PLICO, agreed to enter into reinsurance agreements and related ancillary documents at the closing of the Transaction. On the terms and subject to the conditions of the reinsurance agreements, Liberty will cede to PLICO and the Company, effective as of the closing of the Transaction, substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to PLICO and the Company as of the closing of the Transaction are expected to be approximately $13.3 billion, approximately $2.5 billion of which is expected to be assumed by the Company. To support its obligations under the reinsurance agreements, PLICO and the Company will each establish a trust account for the benefit of Lincoln Life. The transaction is expected to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.

The Company has evaluated the effects of events subsequent to December 31, 2017, and through April 27, 2018 (the date of the issuance of the Statutory statements included herein), and there are no other material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL INFORMATION

for the year ended December 31, 2017

($ in thousands)

Investment Income:
Government bonds	$491
Other bonds (unaffiliated)	79,231
Preferred stock (unaffiliated)	1,624
Mortgage loans	5,262
Premium notes, policy loans and liens	2,145
Cash, cash equivalents, and short term investments	115
Gross investment income	$88,868
Mortgage loans - book value:
Residential mortgages	$0
Commercial mortgages	104,410
Total mortgage loans	$104,410
Mortgage loans by standing - book value:
Good standing	$104,410
Bonds and short term investments by NAIC designation and maturity:
Bonds and short term investments by maturity - statement value
Due within one year	$50,541
Over 1 year through 5 years	582,774
Over 5 years through 10 years	350,202
Over 10 years through 20 years	319,401
Over 20 years	336,793
Total by maturity	$1,639,711
Bonds and short term investments by NAIC designation - statement value
NAIC 1	$923,274
NAIC 2	631,165
NAIC 3	65,164
NAIC 4	13,548
NAIC 5	6,560
NAIC 6	0
Total by NAIC designation	$1,639,711
Total bonds and short term publicly traded	$1,272,399
Total bonds and short term privately placed	$367,312
Preferred stocks - statement value	$28,614
Common stocks - market value	$2

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL INFORMATION

for the year ended December 31, 2017

($ in thousands)
Options, caps and floors owned - statement value	$552
Futures - statement value	$(125)

Cash on deposit	$3,335

Life insurance in force:
Ordinary	$9,168,588
Credit life	$29,114
Group	$830,014

Amount of accidental death insurance in force under Ordinary policies	$42,732
Life insurance policies with disability provisions in force:
Ordinary	$378,388
Group	$97,063
Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$69
Income payable	$950
Ordinary - involving life contingencies
Income payable	$1,109
Annuities:
Ordinary
Immediate - amount of income payable	$1,360
Deferred - fully paid - account balance	$1,461,760

Group
Amount of income payable	$0
Deferred - fully paid - account balance	$10,491

Accident and health insurance - premiums in force:
Group	$0
Credit	$1,197
Other	$22
Deposit funds and dividends accumulations:
Dividends accumulations - account balance	$1,307

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL INFORMATION

for the year ended December 31, 2017

($ in thousands)
Claims payments 2017:
Other accident and health
2017	$12
2016	$38
2015	$23
2014	$13
2013	$6
Prior	$135
Other coverages that use development methods to calculate claims reserves
2017	$99
2016	$2
2015	$37
2014	$34
2013	$8
Prior	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SUMMARY INVESTMENT SCHEDULE

for the year ended December 31, 2017

	Gross Investment
	Holdings		Admitted Assets
	Amounts	Percentage	Amount	Percentage
	($ in thousands)
Bonds
US Treasury securities	$27,980	1.5%	$27,980	1.5%
US government agency obligations (excluding mortgage-backed securities):
Issued by US government sponsored agencies	23,024	1.3	23,024	1.3
Securities issued by state, territories and posssessions and political subdivisions in the US:
States, territories and possessions general obligations	8,132	0.4	8,132	0.4
Political subdivisions of states, territories and possessions	1,801	0.1	1,801	0.1
Revenue and assessment obligations	65,161	3.5	65,161	3.5
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA	861	0.0	861	0.0
Issued by FNMA and FHLMC	3,933	0.2	3,933	0.2
CMO and REMIC:
Issued by GNMA,FNMA and FHLMC	41,874	2.3	41,874	2.3
All other	100,955	5.5	100,955	5.5
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities	1,163,029	63.3	1,163,029	63.3
Unaffiliated foreign securities	202,961	11.0	202,961	11.0
Equity interests:
Investments in mutual funds
Preferred stocks:
Unaffiliated	28,614	1.6	28,614	1.6
Publicly traded equity securities:
Unaffiliated
Other equity securities
Unaffiliated	2	0.0	2	0.0
Mortgage loans:
Commercial loans	104,410	5.7	104,410	5.7
Contract loans	29,208	1.6	29,208	1.6
Derivatives	596	0.0	596	0.0
Receivables for securities	220	0.0	220	0.0
Cash, cash equivalents and short term investments	34,642	1.9	34,642	1.9
Other invested assets	941	0.1	941	0.1
Total invested assets	$1,838,344	100.0%	$1,838,344	100.0%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2017

1.                          The Company's total admitted assets (excluding Separate Accounts) as of December 31, 2017 were $1.9 billion.

2.                          State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds and mortgage-backed securities:
JPMorgan Chase & Co	$43,118	2.3%
Morgan Stanley	27,107	1.5
Freddie Mac	21,328	1.1
Federal Home Loan Bank	20,000	1.1
GNMA	16,122	0.9
Commercial Mortgage Trust	16,116	0.9
Fannie Mae	15,581	0.8
Sequoia Mortgage Trust	15,335	0.8
Goldman Sachs Group Inc	14,547	0.8
Wf-Rbs Commercial Mortgage Trust	14,152	0.8

3.                          State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds, short term investments and cash equivalents:
NAIC Rated 1	$923,274	49.5%
NAIC Rated 2	631,165	33.8
NAIC Rated 3	65,164	3.5
NAIC Rated 4	13,548	0.7
NAIC Rated 5	6,560	0.4
NAIC Rated 6	0	0.0
Preferred stocks:
NAIC Rated 1	1,052	0.1
NAIC Rated 2	27,017	1.4
NAIC Rated 3	545	0.0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2017

4.              State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets. No.
4.02	Total admitted assets held in foreign investments of $146.2 million (7.8% of total admitted assets).
4.03	Foreign-currency denominated investments of $0
4.04	Insurance liabilities denominated in that same foreign currency of $0

5.     Aggregate foreign investment exposure categorized by NAIC sovereign rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1	$144,193	7.7%
Countries rated NAIC-2	955	0.1
Countries rated NAIC-3 or below	1,079	0.1

6.              The Company’s largest foreign investment exposures in a single country, categorized by the country’s NAIC rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1
United Kingdom	$42,616	2.3%
Australia	26,524	1.4
Countries rated NAIC-2
Mexico	955	0.1
Countries rated NAIC-3 or below
Brazil	1,079	0.1

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2017

10.          The Company’s largest non-sovereign (i.e. non-governmental) foreign issues:

			% of
	NAIC	Book	Admitted
Issuer	Rating	Value	Assets
	($ in thousands)
Australia & New Zealand Banking	1FE	$13,979	0.7%
Aercap Holdings Nv	2FE	7,463	0.4
Bp Plc	1FE	7,000	0.4
Standard Chartered Plc	1FE, 2FE	6,992	0.4
Willis Towers Watson Plc	2FE	6,976	0.4
Lloyds Banking Group Plc	1FE, 3FE	6,599	0.4
Royal Dutch Shell Plc	1FE	6,001	0.3
Transgrid	2FE	6,000	0.3
Johnson Controls International	2FE	5,936	0.3
Axis Capital Holdings Ltd	P2LFE	5,575	0.3

11.                   Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets. No
11.02	Total admitted assets held in Canadian investments of $62.9 million or 3.4%.
11.03	Canadian-currency-denominated investments of $0.
11.04	Supporting Canadian-denominated insurance liabilities of $0.
11.05	Unhedged Canadian currency exposure of $0.

16.                   The Company’s mortgage loan portfolio is $104.4 million or 5.6% of the Company’s total admitted assets.

Information regarding the Company’s 10 largest mortgage interests is as follows:

Type	Book Value	% of Admitted Assets
	($ in thousands)
Commercial	$8,145	0.4%
Commercial	4,882	0.3
Commercial	4,154	0.2
Commercial	3,807	0.2
Commercial	3,547	0.2
Commercial	3,525	0.2
Commercial	2,862	0.2
Commercial	2,850	0.2
Commercial	2,835	0.2
Commercial	2,753	0.1

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2017

The Company had no construction loans, loans over 90 days past due, loans in the process of foreclosure, loans foreclosed, or restructured loans at December 31, 2017.

17.                   Mortgage loans had the following loan-to-value ratios, as determined by the date of the last appraisal:

Commercial	Book Value	% of Admitted Assets
	($ in thousands)
Above 95%	$0	0.0%
91 to 95%	0	0.0
81 to 90%	0	0.0
71 to 80%	2,835	0.2
Below 70%	101,575	5.4

21. The amounts and percentages of admitted assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

		% of
		Admitted
	Owned	Assets
	($ in thousands)
Hedging	$552	0.0%

23.                   The Company's exposure with respect to future contracts is as follows:

% of
		Admitted	First	Second	Third
	Year End	Assets	Quarter	Quarter	Quarter
			(unaudited)	(unaudited)	(unaudited)
($ in thousands)
Hedging	$878	0.0%	$1,093	$965	$921

Note:  Interrogatories 7 through 9, 12 through 15, 18 through 20, and 22 were not applicable.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life and Annuity Insurance Company (formerly American Foundation Life Company) authorizing establishment of the Variable Annuity Account A of Protective Life(1)

2.  Not applicable

3.  (a)  Distribution Agreement between IDI and PLAIC(7)

(b)  Second Amended Distribution Agreement between IDI and PLAIC(9)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(b)  Contract Schedule for Individual Contracts(8)

(c)  Guaranteed Account Endorsement(8)

(d)  Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement(8)

(e)  (i) SecurePay 5 Rider(11)

  (ii) SecurePay 5 Rider(12)

(f)  (i) SecurePay 5 Spousal Continuation Rider(11)

  (ii) SecurePay 5 Spousal Continuation Rider(12)

(g)  (i) Protective Income Manager Rider(11)

  (ii) Protective Income Manager Rider(12)

(h)  Qualified Retirement Plan Endorsement(8)

(i)  Roth IRA Endorsement(8)

(j)  Traditional IRA Endorsement(8)

(k)  Maximum Anniversary Value Death Benefit Rider(8)

(l)  Return of Purchase Payments Death Benefit Rider(8)

(m)  Medical Evaluation for Enhanced GMWB Withdrawal Percentages(8)

(n)  Annuitization Bonus Endorsement(8)

(o)  Maximum Quarterly Value Death Benefit Rider(12)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(10)

6.  (a)  Charter of Protective Life and Annuity Insurance Company(1)

(b)  By-Laws of Protective Life and Annuity Insurance Company(1)

7.  Reinsurance Agreement not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(2)

(b)  Participation Agreement (Lord Abbett Series Fund)(2)

(c)  Participation Agreement (Goldman Sachs Variable Insurance Trust)(2)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(5)

(d)  Participation Agreement (Fidelity® Variable Insurance Products)(2)

(e)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(2)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(5)

(f)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(2)

(g)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(2)

(h)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(2)

(i)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(4)

(j)  Participation Agreement (Legg Mason)(3)

(k)  Participation Agreement (PIMCO)(3)

  (i)  Form of Novation and Amendment to Participation Agreement (PIMCO)(5)

  (ii)  Amendment to Participation Agreement re Summary Prospectus (PIMCO Variable Insurance Products Trust)(5)

(l)  Participation Agreement (Royce Capital)(3)

(m)  Rule 22c-2 Information Sharing Agreement (Royce)(3)

(n)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(6)

(o)  Form of Participation Agreement (American Funds)(11)

(p)  Participation Agreement (Clayton Street Funds)(13)

9.  Opinion and Consent of Max Berueffy, Esq.(11)

10.  (a)  Consent of Eversheds Sutherland (US) LLP(14)

(b)  Consent of PricewaterhouseCoopers LLP(14)

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Powers of attorney(14)

(1)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-41577) filed with the Commission on December 5, 1997.

(2)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on April 30, 2009.

(3)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on October 29, 2009.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 27, 2007.

(5)  Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508) filed with the Commission on April 28, 2011.

(6)  Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070) filed with the Commission on April 25, 2011.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on September 19, 2011.

(8)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(9)  Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on April 29, 2014.

(10)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on February 6, 2015.

(11)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on June 19, 2015.

(12)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2016.

(14)  Filed herewith.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Chief Digital and Innovation Officer
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Chief Executive Officer President Director Chairman of the Board
Black, Lance P.	Treasurer Senior Vice President
Borie, Kevin B.	Senior Vice President Appointed Actuary Chief Valuation Actuary
Callaway, Steve M.	Chief Compliance Officer Senior Vice President Secretary Senior Counsel
Cyphert, Mark	Chief Information and Operations Officer Senior Vice President
Drew, Mark L.	General Counsel Executive Vice President
Gabel, Bradley	Vice President Chief Underwriting Officer
Goyer, Stephane	Senior Vice President, Insurance, Market and Credit Risk
Harrison, Wade V.	Senior Vice President Chief Product Actuary
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Kohler, Matthew	Senior Vice President Chief Technology Officer
Loper, David M	Senior Counsel Senior Vice President
Moloney, Michelle	Senior Vice President Chief Risk Officer
Passafiume, Philip E.	Director of Fixed Income Senior Vice President
Sawyer, John Robert	Senior Vice President, Life and Annuity Executive
Searcy, Timothy B.	Chief Information Security Officer Primary Intelligence/Information Officer NY-DOI
Seurkamp, Aaron C.	Senior Vice President, Life and Annuity Executive
Stokes, Barrie Balzli	Senior Vice President, Government Affairs Senior Associate Counsel
Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Committee Director Executive Vice President, Finance and Risk
Thigpen, Carl S.	Director Executive Vice President Chief Investment Officer
Wagner, James	Senior Vice President, Annuity Sales

Name and Principal Business Address*	Position and Offices with Depositor
Walker, Steven G.	Executive Vice President Chief Financial Officer
Wells, Paul R.	Chief Accounting Officer Controller Senior Vice President
Williams, Lucinda S.	Senior Vice President, Customer Experience

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223

Item 26. Persons Controlled by or Under Common Control With the Depositor or the Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of the Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2017 (File No. 1-11339) filed with the Commission on March 2, 2018 and is incorporated herein by reference.

Item 27. Number of Contractowners.

As of March 31, 2018, there were 51 contract owners of Protective Variable Annuity NY II B Series individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of

Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, Protective Variable Annuity Separate Account, and Protective Acquired Variable Annuity Separate Account.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Vice President, Operations
Caldwell, Edwin V. II	President and Director	Vice President, Acquisition Services
Callaway, Steve M.	Chief Compliance Officer, Secretary and Director	Chief Compliance Officer, Senior Vice President, Secretary and Senior Counsel
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Assistant Financial Officer and Director	Assistant Vice President — Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance
Morsch, Letitia	Assistant Secretary	Vice President, Annuity Operations
Tennent, Rayburn	Chief Financial Officer	Financial Analyst III

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life and Annuity Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 24, 2018.

VARIABLE ANNUITY ACCOUNT A OF
PROTECTIVE LIFE

By:  *

  Wayne E. Stuenkel, Senior Vice President
  Protective Life and Annuity Insurance Company

  PROTECTIVE LIFE AND ANNUITY
  INSURANCE COMPANY

By:  *

  Wayne E. Stuenkel, Senior Vice President
  Protective Life and Annuity Insurance Company

As required by the Securities Act of 1933, this Post-effective amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* Wayne E. Stuenkel	Senior Vice President, Chief Actuary	April 24, 2018
* Richard J. Bielen	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	April 24, 2018
* Steven G. Walker	Executive Vice President, and Chief Financial Officer (Principal Financial Officer)	April 24, 2018
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 24, 2018
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 24, 2018

Exhibit Index

10.(a)  Consent of Eversheds Sutherland (US) LLP

(b)  Consent of PricewaterhouseCoopers LLP

13.  Powers of attorney